-----------------
 ALLMERICA SELECT
A Higher Standard

                                   [GRAPHIC]

                                  Annual Report

                                DECEMBER 31, 1999

                          .    Allmerica Select SPL



                                      1999




                         [LOGO OF ALLMERICA FINANCIAL]

                Allmerica Select gives you access to some of the
             world's leading money managers, selected and monitored
                        by independent industry experts.


         It offers you an array of advantages typically reserved for the nation's largest and most sophisticated investors including:


              ACCESS TO A RANGE OF HIGHLY RESPECTED MONEY MANAGERS.



       THE COMPREHENSIVE RESEARCH CAPABILITIES OF A NATIONALLY RECOGNIZED PENSION CONSULTING FIRM, TO HELP IDENTIFY THE MOST QUALIFIED AND BEST SUITED
          MONEY MANAGERS REPRESENTING A RANGE OF INVESTMENT APPROACHES.



    THE OPPORTUNITY TO DIVERSIFY ACROSS INVESTMENT CATEGORIES AND INVESTMENT
                 STYLES - TO BETTER MEET YOUR INVESTMENT NEEDS.



           OBJECTIVE MONITORING OF THE MONEY MANAGERS' PERFORMANCE BY ALLMERICA SELECT'S MANAGER EVALUATION COMMITTEE, MADE UP OF
                   HIGHLY EXPERIENCED INDUSTRY PROFESSIONALS.



           PERSONALIZED PERFORMANCE REPORTS AND TIMELY MARKET UPDATES
                           TO HELP KEEP YOU ON TARGET.



          SIGNIFICANT TAX ADVANTAGES, INCLUDING TAX-DEFERRED GROWTH AND
                 TAX-FREE TRANSFERS BETWEEN INVESTMENT OPTIONS.

Table of Contents

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General Information..........................................................2

A Letter from the Chairman...................................................3

Fund Performance Summary.....................................................4

Product Performance Summaries................................................5
Allmerica Select SPL (AFLIAC)................................................6
Variable Life Insurance Product Information..................................7

Domestic & International Equity Market Overview..............................8
Select Emerging Markets Fund................................................10
Select Aggressive Growth Fund...............................................11
Select Capital Appreciation Fund............................................12
Select Value Opportunity Fund...............................................13
T. Rowe Price International Stock Portfolio.................................14
Select International Equity Fund............................................15
Fidelity VIP Growth Portfolio...............................................16
Select Growth Fund..........................................................17
Select Strategic Growth Fund................................................18
Select Growth and Income Fund...............................................19
Fidelity VIP Equity-Income Portfolio........................................20

Bond & Money Market Overview................................................21
Fidelity VIP High Income Portfolio..........................................24
Select Income Fund..........................................................25
Money Market Fund...........................................................26

Financials.................................................................F-1


For further information, see the accompanying annual reports.

See Client Notes on Page F-52.

General Information

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Officers of Allmerica Financial Life Insurance and Annuity Company (AFLIAC)

John F. O'Brien, Chairman of the Board
Richard M. Reilly, President and CEO
Edward J. Parry, III, Vice President, CFO and Treasurer
Abigail M. Armstrong, Secretary and Counsel

Investment Manager
Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 01653

General Distributor
Allmerica Investments, Inc.
440 Lincoln Street, Worcester, MA 01653

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

Administrator and Custodian
Investors Bank & Trust Company
200 Clarendon Street, Boston, MA 02116

Legal Counsel
Ropes & Gray
One International Place, Boston, MA 02110

Officers of Allmerica Investment Trust (AIT)
Richard M. Reilly, President
Paul T. Kane, Treasurer
George M. Boyd, Secretary

Board of Trustees of AIT
John F. O'Brien, Chairman
P. Kevin Condron1
Cynthia A. Hargadon1
Gordon Holmes1
John P. Kavanaugh
Bruce E. Langton1
Attiat F. Ott1
Richard M. Reilly
Ranne P. Warner1

1 Independent Trustees


Investment Sub-Advisers
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653
  Money Market Fund

Bank of Ireland Asset Management (U.S.) Limited
U.S. Offices: 20 Horseneck Lane, Greenwich, CT 06830
Main Offices: 26 Fitzwilliam Place, Dublin 2, Ireland
  Select International Equity Fund

Cambiar Investors, Inc.
8400 East Prentice Avenue, Suite 460, Englewood, CO 80111
  Select Strategic Growth Fund

Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue, White Plains, NY 10604
  Select Value Opportunity Fund

J.P. Morgan Investment Management Inc.
522 Fifth Avenue, New York, NY 10036
  Select Growth and Income Fund

Nicholas-Applegate Capital Management, L.P.
600 West Broadway - Suite 2900, San Diego, CA 92101
  Select Aggressive Growth Fund

Putnam Investment Management, Inc.
One Post Office Square, Boston, MA 02109
  Select Growth Fund

Schroder Investment Management North America Inc.
787 Seventh Avenue, New York, NY 10019
  Select Emerging Markets Fund

Standish, Ayer & Wood, Inc.
One Financial Center, Boston, MA 02111
  Select Income Fund

T. Rowe Price Associates, Inc.
100 East Pratt Street, Baltimore, MD 21202
  Select Capital Appreciation Fund

Investment Advisers
Fidelity Management & Research Company
82 Devonshire Street, Boston, MA 02108
  Fidelity VIP Equity-Income Portfolio
  Fidelity VIP Growth Portfolio
  Fidelity VIP High Income Portfolio

Rowe Price-Fleming International, Inc.
100 East Pratt Street, Baltimore, MD 21202
  T. Rowe Price International Stock Portfolio

A Letter from the Chairman

[PHOTO]

Dear Client:

1999 was yet another strong year in the U.S equity market. The S&P 500 Index and the Dow Jones Industrial Average both enjoyed their fifth consecutive year of double-digit gains--an unprecedented event. While these returns were impressive, the real story of the year was the NASDAQ Index with its 85.6% return. Led by high-flying internet and other technology stocks, the NASDAQ increased as no other U.S. stock index has before as investors preferred to buy its high-growth, high-priced stocks, regardless of the earnings of the underlying companies. Internationally, emerging markets rebounded sharply after a disappointing 1998. The MSCI EAFE Index, which measures the performance of developed markets overseas, beat the returns of the S&P 500 for the first time since 1993. Based on the index the U.S. bond market had its worst annual performance since 1994 as the Federal Reserve increased interest rates in order to counteract potentially inflationary growth.

We at Allmerica take a long-term, institutional approach to investing. This means that we hire money managers with strong organizations, solid long-term historical investment performance and a disciplined investment process. These managers use fundamental analysis to uncover the companies with good earnings prospects over the long term, not just the next quarter. In high-momentum or speculative markets, we do not expect to have one of the "hot" funds. It was interesting to note that in 1999, the stock prices of those companies in the Russell 2000 and Russell Midcap Indices that lost money significantly outperformed those that produced positive earnings. While most of our investment managers performed well or in line with their benchmarks over the year, some of our managers with a value tilt to their investment style had a harder time due to the market's preference for high-growth stocks. In contrast, our growth-oriented stock funds did quite well. International stock funds were also affected by the same high-growth theme as U.S. stock funds. Those funds with a growth tilt faired better than those more concerned with value.

Our Manager of Managers approach to investing involves constant monitoring of our managers, focusing on their performance over the longer term. This means that occasionally we will replace a manager if necessary. On April 1, 1999, we replaced the sub-advisor for the Select Growth & Income Fund by hiring J.P. Morgan. While this was not an easy decision, the Investment Operations Committee felt that this was appropriate in order to continue to bring you the best array of investment managers. As always, we continue to carefully monitor the fund managers through our rigorous evaluation process and will make changes as we see fit.

We encourage you to work closely with your financial advisor to build a diversified portfolio that helps you achieve your long-term goals while helping protect you from the unpredictable nature of an ever-changing investment arena.


On behalf of the Board of Trustees,


/s/ John F. O'Brien


John F. O'Brien
Chairman of the Board
Allmerica Financial Life Insurance and Annuity Company

Fund Performance Summary
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Average Annual Total Returns as of 12/31/99

For easy reference, the total returns for the Funds are summarized below.
Keep in mind that these returns reflect all Fund charges but do not include any insurance product fees or expenses. For returns that reflect the deduction of product charges, please refer to the Product Performance Summary on page 6.

                                                                                     10 Years
                                                       Fund                           or Life
                                                  Inception          1          5     of Fund
Funds                                                  Date       Year      Years   (if less)
---------------------------------------------------------------------------------------------
Allmerica Investment Trust
Select Emerging Markets Fund                        2/20/98     65.72%        N/A      15.22%
Select Aggressive Growth Fund                       8/21/92     38.66%     23.32%      20.71%
Select Capital Appreciation Fund                    4/28/95     25.36%        N/A      21.42%
Select Value Opportunity Fund                       4/30/93     -4.70%     13.52%      11.57%
Select International Equity Fund                     5/2/94     31.71%     18.54%      15.47%
Select Growth Fund                                  8/21/92     29.80%     29.06%      20.57%
Select Strategic Growth Fund                        2/20/98     16.06%        N/A       6.89%
Select Growth and Income Fund                       8/21/92     18.43%     21.69%      15.92%
Select Income Fund                                  8/21/92     -0.85%      6.92%       5.52%
Money Market Fund                                   4/29/85      5.19%      5.47%       5.23%

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio         3/31/94     33.32%     15.22%      13.45%

Fidelity Variable Insurance Products
Fund (VIP)
Fidelity VIP Growth Portfolio                       10/9/86     37.44%     29.74%      19.94%
Fidelity VIP Equity-Income Portfolio                10/9/86      6.33%     18.61%      14.49%
Fidelity VIP High Income Portfolio                  9/19/85      8.15%     10.88%      12.43%



Fund performance returns given above reflect an investment in the underlying funds listed on the date of inception of each Fund.

Fund performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

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Performance

Product Performance Summary


Allmerica Select SPL (AFLIAC)
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Average Annual Total Returns as of 12/31/99

For easy reference, the total returns for the Allmerica Select SPL sub-accounts of AFLIAC are summarized below. Keep in mind that these returns are net of all product charges. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 10.

                                                                    Without Surrender and                        With Surrender and
                                                                   Monthly Policy Charges                    Monthly Policy Charges

                                                                                 10 Years                                  10 Years
                                             Sub-                    10 Years  or Life of                      10 Years  or Life of
                                          Account                     or Life        Sub-                       or Life        Sub-
                                        Inception        1       5    of Fund     Account        1         5    of Fund     Account
Sub-Accounts                                 Date     Year   Years  (if less)   (if less)     Year     Years  (if less)   (if less)

Allmerica Investment Trust
Select Emerging Markets Fund              11/2/98   64.24%     N/A     14.20%      57.48%   49.22%       N/A      6.40%      43.98%
Select Aggressive Growth Fund             11/2/98   37.41%  22.24%     19.62%      50.83%   23.21%    19.26%     17.29%      37.50%
Select Capital Appreciation Fund          11/2/98   24.24%     N/A     20.32%      35.19%   10.44%       N/A     17.15%      22.26%
Select Value Opportunity Fund             11/2/98   -5.56%  12.52%     10.58%      -2.64%  -18.45%     9.44%      8.07%     -14.69%
Select International Equity Fund          11/2/98   30.53%  17.50%     14.45%      34.64%   16.54%    14.48%     11.64%      21.73%
Select Growth Fund                        11/2/98   28.64%  27.93%     19.48%      42.73%   14.71%    24.99%     17.15%      29.61%
Select Strategic Growth Fund              11/2/98   15.02%     N/A      5.94%      17.80%    1.51%       N/A     -1.96%       5.30%
Select Growth and Income Fund             11/2/98   17.36%  20.61%     14.87%      22.42%    3.77%    17.62%     12.54%       9.81%
Select Income Fund                        11/2/98   -1.74%   5.97%      4.58%      -0.33%  -14.74%     2.75%      2.21%     -12.43%
Money Market Fund                         11/2/98    4.24%   4.53%      4.30%       4.25%   -8.94%     1.26%      2.49%      -7.95%

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock
  Portfolio                               11/2/98   32.12%  14.19%     12.44%      33.34%  18.08%     11.14%      9.64%      20.46%

Fidelity Variable Insurance Products
Fund (VIP and VIP II)
Fidelity VIP Growth Portfolio             11/2/98   36.20%  28.58%     18.87%      46.47%  22.04%     25.64%     16.84%      33.26%
Fidelity VIP Equity-Income Portfolio      11/2/98    5.37%  17.55%     13.56%      10.25%  -7.85%     14.53%     11.59%      -2.08%
Fidelity VIP High Income Portfolio        11/2/98    7.18%   9.89%     11.43%      12.07%  -6.09%      6.76%      9.50%      -0.30%






Performance returns given above are for the Allmerica Select SPL sub-accounts of AFLIAC and are net of all product charges (including surrender charges) for a representative policy. The returns, except in the columns designated as "Life of Sub-Account" assume an investment in the underlying funds listed above on the date of inception of each Fund. Performance returns designated as "Life of Sub-Account" assume an investment in the funds listed on the date of inception of each Sub-Account. All full surrenders or withdrawals in excess of the free amount may be subject to a declining surrender charge. Please refer to the prospectus for the assumptions used to calculate performance.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Variable Life Insurance Product Information


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Allmerica Select SPL


Product Description
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This policy is a modified single premium life insurance policy with Death Benefits, Policy Value, and other features traditionally associated with life insurance. The Policy is variable because the Policy Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. Under some circumstances, the Death Benefit may vary with the investment experience of the Sub-Accounts.

Payment Schedule
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The Contract requires a single payment on or before the Date of Issue. Additional payments may be made under certain circumstances.

Cash Value Access
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The Contract Owner may make partial withdrawals, borrow up to the loan value of your contract or surrender the contract for its Surrender Value. A withdrawal reduces the Death Benefit by the same percentage that the amount withdrawn reduces Policy Value. Loans and withdrawals may be taxable and would be subject to a 10% tax penalty prior to age 59 1/2.

Fixed Account Information
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The Contract Owner may allocate part or all of the contract value to the Fixed Account. The Fixed Account is a part of the General Account. The Company guarantees amounts allocated to the Fixed Account as to principal and a minimum rate of interest. The minimum interest the Company will credit on amounts allocated to the Fixed Account is 4.0% compounded annually. Fixed Account Guarantees are based on the claims-paying ability of the issuer.

Death Benefit
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The Company will pay a Death Benefit to the Beneficiary when the Insured dies while the certificate is in effect. If the contract was issued as a Second-to-Die policy, the Death Benefit will be paid on the death of the last surviving insured.

Charges and Fees
--------------------------------------------------------------------------------
The following is a brief description of the Charges and Fees associated with the policies. Please see the prospectus for a detailed description of the specific charges that apply to your policy.

Surrender Charges: These contracts provide for a contingent surrender charge which will be deducted if the Contract Owner requests a full surrender of the policy or a partial withdrawal within ten contract years from the Date of Issue. This charge begins at 10% of the amount that exceeds the free 10% withdrawal amount and decreased to 0% by the tenth contract year.

Insurance Charges: Charges are deducted monthly to compensate the Company for the anticipated cost of providing Death Proceeds and any additional options selected. These charges vary depending on the type of contract and underwriting class.

Transfers: The Company does not restrict the number of transfers among the sub-accounts. The first 12 transfers may be made free of charge; subsequent transfers may be charged a $10 fee per transfer.

Charges Against the Assets of the Separate Account: The Company assesses each sub-account with a charge of 0.90% on an annual basis for mortality and expense risks assumed by the Company and a charge of 0.20% on an annual basis for administrative expenses of the separate account.

Distribution Fee: This fee applies for the first ten contract years only, a charge of 0.90% is assessed on an annual basis for distribution expenses.

Federal and State Payment Tax Charge: This charge is for the first contract year only, a charge of 1.50% is assessed on an annual basis for federal, state and local taxes.

Monthly Administration Charge: A monthly charge is assessed against the policy to cover administration of the policy.

Underlying Fund Expenses: The funds incur investment advisory fees and other expenses which are reflected in the variable account. The levels of fees and expenses vary among the funds.

Domestic & International Equity Market Overview

1995: Favorable economic conditions result in large gains for the U.S. equity markets. Europe turns in strongest performance of international equity markets.

1996: Despite a volatile marketplace, the U.S. stock market performs well. Internationally, European countries post the most impressive gains.

1997: Robust economic growth, declining interest rates and low unemployment produce a third consecutive year of unprecedented gains for the U.S. stock market.

1998: Worldwide economic problems cause considerable volatility for stocks. Yet, the market posts its fourth consecutive year of double-digit gains.

1999: Booming technology and internet stocks help drive the DOW and NASDAQ to record highs. Investors flock to large-cap stocks. The Fed hikes interest rates in an effort to help slow the economy and prevent inflation.

For equity investors, 1999 was a year of global economic recovery, NASDAQ and Dow records, concentrated stock performance, and the largest disparity between growth and value investing ever.

The past year capped the best decade ever for U.S. stock investors. The U.S. equity market, as measured by the Standard & Poor's 500 Index, delivered double-digit returns, despite moderately higher inflation, three Federal Reserve interest rate hikes, and Y2K concerns.

The U.S. stock market ended the year posting all-time highs as the Dow Jones Industrial Average climbed to a record 11,497.12, finishing the year up 25% and the S&P 500 climbed to a record 1,469.25 for the year, ending 21% higher. The NASDAQ Composite Index had the largest one-year gain ever for a U.S. stock index, closing at 4,069.31 and ending nearly 86% higher. While the capitalization-weighted NASDAQ Index was a stellar performer, 48% of its constituents lost money, further illustrating how performance was driven by a small number of well-performing stocks.

1999 proved to be a challenge for value investors everywhere and featured the greatest disparity in performance between value and growth investing styles ever. The Russell 2500 Growth Index, for example, outperformed the Russell 2500 Value Index by an astounding 54%. One study actually showed that stocks with no earnings were up an average of 52% for the year while those with earnings were down an average of 2%.

Large-capitalization growth stocks led the markets during the first three months of the year. Preferences reversed temporarily in April towards value stocks when fears of inflation emerged as the economy showed considerable strength. Correspondingly, cyclicals registered strong relative earnings growth as stocks weakened. Third-quarter markets later narrowed, with large-cap growth stocks once again taking the lead.

During the final quarter of 1999, investors focused on a narrow group of outperforming stocks in the telecommunications, technology, and Internet sectors. By far, the biggest story of the year was the fourth-quarter rush towards these

                                  [TIMELINE]

1999 JAN

Brazil devalues its currency; fears that a Brazilian "contagion" would emerge failed to materialize. Greater price and currency stability enable interest rates to fall in Latin America and Asia.

FEB

[GRAPHIC]

MAR

Japan begins its slow economic recovery, thanks largely to falling interest rates, fiscal stimulus policies, and foreign investments.

APR

Growth sectors of the market weaken, over fears that the recovery of worldwide economies would lead to higher interest rates. Small- and mid-cap stocks experience a revival as investors renew their interest in attractively valued securities within the broader market.

MAY

[GRAPHIC]

In an effort to prevent inflation, the U.S. Federal Reserve raises interest rates 0.25%. European markets rally once the Fed decides to loosen its tightening bias in favor of a neutral interest rate position.

JUN
so-called "New Economy" issues. In addition, hundreds of companies in these sectors went public with little or no revenues, scant earnings, and tenuous cash flow prospects.

Historically, the technology sector is cyclical and has a high failure rate. As many market experts warn, today's darlings, with their unrealistic valuations, could well be tomorrow's disasters. It will be interesting to see if the Old Economy stocks, which drifted over the past year, can successfully adapt their business models to compete in this e-commerce, Internet-driven market.

Throughout the year, most non-U.S. world equity markets continued to grow and improve, registering exceptional gains during the final quarter of 1999. The year began with the January devaluation of the Brazilian real, which was initially expected to have negative ripple effects in Latin America and emerging markets in general. These concerns turned out to be unfounded as IMF fundings, interest rate reductions, and better fiscal discipline attracted investors back to Brazil and the rest of Latin America.

In Asia, Japan steadily emerged from a nine-year bear market, spurred primarily by foreign investments, which caused its stock market and the yen to rise sharply. At the end of the year, the Japanese market index return was up by more than 55% from 1998, despite underperformance against other Asian regions during the fourth quarter.

Elsewhere in Asia, economies recorded strong growth and performance during 1999, with exports and falling interest rates providing the major stimuli. In Hong Kong for example, the equity market increased by nearly 60% for the year.

After weak performance in the early part of the year, European and UK equities had modest gains during the fourth quarter. Increased consumer confidence, as well as lower unemployment and inflation, were responsible for most of this improvement. The euro's inaugural year, unfortunately, was disappointing. The currency fell almost 18%.

Looking ahead, the picture appears to be bright for 2000. For the first time since 1996, there are no major regions of the world in recession. Consumer confidence is high and inflation is close to a 30-year low.

The U.S. is approaching the longest expansion in its history. Europe appears to be stable, weakness in the euro notwithstanding. Asian-Pacific and Latin American economies are expected to continue growing. The only concern is in Japan, where a continued rising yen could pose a potential problem and threaten the sustainability of economic recovery.

As worldwide economic improvement continues, it is expected that interest rates will keep rising moderately. Inflation remains the key issue affecting the domestic economy and financial markets. Although the inflation outlook in the U.S. at this time appears relatively benign, the Fed's major concerns remain excessive growth in the U.S. economy and the 30-year low unemployment level, both of which it sees as potentially inflationary.

With continued economic improvement around the world, investors will likely begin to broaden their horizons, looking beyond overpriced global growth stocks in the technology and Internet sectors and exploring high-quality companies that trade at more attractive valuations.

                                  [TIMELINE]

JUL

Investors turn away from small- and mid-cap stocks. Large-cap growth issues once again take center stage, where they will remain for the rest of the year.

[GRAPHIC]

AUG

Inflation fears resurface as the U.S. economy continues to grow and the nation's unemployment figure approaches an almost 30-year low. The Fed responds by raising interest rates another 0.25%.

SEPT

The gap in performance between growth and value investing continues to widen. By year-end, the Russell 2500 Growth Index has outperformed the Russell 2500 Value Index by an unheard-of 54%.

[GRAPHIC]

OCT

Stocks in the high-performing technology sector begin their unprecedented fourth-quarter dominance of the world's equity markets.

NOV

With the booming U.S. economy showing no signs of a slowdown, the Fed announces its third and final interest rate hike of 0.25%.

DEC

The Dow Jones Industrial Average, S&P500, and NASDAQ Composite Index finish an already-impressive year by posting record gains.

Select Emerging Markets Fund

The Select Emerging Markets Fund returned 65.72% for the period ended December 31, 1999, slightly underperforming its benchmark, the MSCI Emerging Markets Free Index, which returned 66.41%.

Emerging markets performed well in 1999. Brazil's currency devaluation was expected to affect Latin America and emerging markets in general. Instead, rising oil prices and economic stability in Asia fueled emerging market appreciation. Accordingly, the Fund shifted its weightings away from the usually safer haven of Europe and increased exposure to Asia and Latin America.

U.S. economic strength, plus strong global growth, supported emerging markets for much of the year. Greater price and currency stability enabled interest rates to fall throughout Latin America and Asia, helping their equity markets. Through most of 1999, Asia was the Fund manager's preferred area of investment. Holdings in the region became tilted towards technology stocks while maintaining exposure to quality cyclicals. South Korea was the Fund's top country weighting for much of the year and helped performance as its economy and business fundamentals improved.

Towards year-end, the Fund's manager began increasing exposure to Latin America, believing the larger markets of Brazil and Mexico should benefit from stronger economic growth than many other emerging markets.

The outlook for 2000 continues to depend on the global economic and financial environment. Global economic recovery looks more balanced and Y2K concerns have abated. Political uncertainties and policy weakness within certain emerging markets have diminished, which should allow the better economic fundamentals and strengthening commodity prices to surface. However, emerging markets will find it hard to flourish if inflation concerns re-emerge in the U.S. or if interest rates in the U.S. rise above current expectations.

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Investment Sub-Adviser
Schroder Investment Management North America Inc.

About the Fund
Seeks long-term growth of capital by investing in the world's emerging markets.

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                              Portfolio Composition
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As of December 31, 1999, the country allocation of net assets was:

                                    [GRAPH]

South Korea                     14%
Mexico                          13%
Brazil                          13%
Taiwan                          10%
South Africa                     8%
India                            8%
Turkey                           5%
Israel                           3%
Other                           26%

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                         Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31,1999                1 Year      5 Years     Life of Fund

Select Emerging Markets Fund                65.72%          N/A        15.22%
MSCI Emerging Markets Free Index            66.41%        2.00%        11.50%
Lipper Emerging Markets Funds Average       70.77%        4.78%        11.62%

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                    Growth of a $10,000 Investment Since 1998
--------------------------------------------------------------------------------

                                    [GRAPH]

                    Select Emerging                MSCI Emerging
                     Market Funds               Markets Free Index

 2/98                   10,000                        10,000
12/98                    7,871                         7,584
12/99                   13,046                        12,622

The Select Emerging Markets Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The MSCI Emerging Markets Free Index is an unmanaged index of 26 emerging markets. The Lipper Emerging Markets Funds Average is a non-weighted average of 180 funds within the emerging markets investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in international markets may involve political or currency risks not associated with domestic investments. Investments in emerging markets may expose investors to heightened risks.

Select Aggressive Growth Fund

The Select Aggressive Growth Fund returned 38.66% for the period ended December 31, 1999, outperforming the Russell 2500 Index's return of 24.15%.

1999 capped the best decade ever for U.S. stock investors. The market posted all-time highs as the Dow Jones Industrial Average climbed to a record 11,497.12, finishing up 25%. The NASDAQ Composite Index had the largest one-year gain ever for a U.S. stock index, closing at 4,069.31, ending nearly 86% higher.

In the fourth quarter, Fund holdings within the technology, financial services, consumer services and commercial/industrial services sectors were primary contributors to performance. Technology holdings in the software, telecommunications equipment and computers/office automation industries helped performance. Stock selection in retail trade and utilities also proved beneficial to the Fund. The Fund had a small weighting in consumer durables, consumer non-durables and insurance services, all of which had a slight negative impact on performance. In general, the Fund's bottom-up approach to stock selection was very responsive to changes in the market and led the Fund toward stocks that demonstrated positive fundamental change.

The outlook for investing remains promising. As fundamentals for small- and mid-caps remain attractive, the Fund manager continues to be optimistic in its outlook and is encouraged by the fundamental strength of the portfolio. The manager believes the application of its proven, bottom-up philosophy, in any macroeconomic environment, will continue to uncover promising stocks that have the potential to deliver solid returns for long-term investors.

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                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31,1999                 1 Year     5 Years   Life of Fund

Select Aggressive Growth Fund                38.66%      23.32%      20.71%
Russell 2500 Index                           24.15%      19.43%      17.37%
Lipper Capital Appreciation Funds Average    41.56%      22.88%      17.73%

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                    Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

                                    [GRAPH]

Inception            Select Aggressive                 Russell
  Date                  Growth Fund                   2500 Index

  8/92                     10,000                       10,000
 12/92                     12,002                       11,554
 12/93                     14,344                       13,466
 12/94                     14,014                       13,325
 12/95                     18,539                       17,550
 12/96                     21,979                       20,891
 12/97                     26,089                       25,979
 12/98                     28,844                       26,078
 12/99                     39,995                       32,379

The Select Aggressive Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2,500 small-to-mid capitalization stocks. The Lipper Capital Appreciation Funds Average is a non-weighted average of 280 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in small and mid-capitalization stocks may involve greater volatility than investments in larger capitalization stocks.

--------------------------------------------------------------------------------
Investment Sub-Adviser
Nicholas-Applegate Capital Management, L.P.

About the Fund
Invests in companies whose potential for rapidly growing earnings is not fully reflected in their stock price.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Electronics                                     17%
Computer Software & Processing                  14%
Communications                                   7%
Computers & Information                          7%
Pharmaceuticals                                  5%
Apparel Retailers                                5%
Media                                            5%
Telephone Systems                                4%
Advertising                                      4%
Commercial Services                              3%
Other                                           29%

Select Capital Appreciation Fund

The Select Capital Appreciation Fund returned 25.36% for the period ended December 31, 1999, outperforming its benchmark, the Russell 2500 Index, which returned 24.15%.

Although large company stocks have dominated in recent years, small and mid-cap stocks, which comprise this Fund, kept pace during the last 12 months. Technology and healthcare stocks did well during the last three months, while most other sectors languished.

During 1999, New Economy stocks - technology, telecommunications, biotechnology, and Internet issues - were irrepressible. Hundreds of companies went public with little or no revenues, and scant prospects of earnings or positive cash flow, and garnered fabulous valuations. Other stocks drifted, even though many continued to grow, generate strong cash flow, and sell at modest valuations.

The Fund just kept pace with its benchmark and was not able to significantly outperform due primarily to underweighting in technology, particularly in the high-flying Internet companies where the Fund manager views valuations as problematic. The Fund is focusing on companies that management believes will be long-term beneficiaries of the Internet economy, but is only adding these holdings when their valuations are justified. Nevertheless, the manager believes that in 2000, many of the companies whose stocks have languished in this internet/technology driven market will successfully adapt their business models to the Internet environment. The manager therefore believes that opportunities exist within these more attractively valued companies.

As 2000 begins, economic growth remains robust, consumer confidence is at record levels, inflation is close to a 30-year low. The Fund manager believes that earnings growth remains the key element that will allow mid-cap stocks to perform well. The Fund will be well-positioned as these companies maintain their high internal growth rates and investors begin to recognize their compelling value vs. large cap stocks.

--------------------------------------------------------------------------------
Investment Sub-Adviser
T. Rowe Price Associates, Inc.

About the Fund
The Fund seeks to construct a diversified portfolio of mid-cap growth stocks selling at a reasonable price.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Computer Software & Processing                  15%
Pharmaceuticals                                 10%
Electronics                                     10%
Retailers                                       10%
Telephone Systems                                8%
Medical Supplies                                 4%
Commercial Services                              4%
Transportation                                   4%
Insurance                                        4%
Other                                           31%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1999                   1 Year    5 Years   Life of Fund

Select Capital Appreciation Fund                25.36%        N/A       21.42%
Russell 2500 Index                              24.15%     19.43%       18.67%
Lipper Capital Appreciation Funds Average       41.56%     22.88%       22.86%

--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1995
--------------------------------------------------------------------------------

                                    [GRAPH]

                         Select Capital                   Russell
                        Appreciation Fund                2500 Index

  4/95                       10,000                        10,000
 12/95                       13,982                        12,176
 12/96                       15,211                        14,494
 12/97                       17,384                        18,024
 12/98                       19,796                        18,093
 12/99                       24,819                        22,464

The Select Capital Appreciation Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2500 small-to-mid capitalization stocks. The Lipper Capital Appreciation Funds Average is a non-weighted average of 280 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Select Value Opportunity Fund

The Select Value Opportunity Fund returned -4.70% for the period ended December 31, 1999, significantly underperforming its benchmark, the Russell 2500 Index, which returned 24.15%.

1999 featured the greatest disparity in performance between value and growth investing ever. For example, the Russell 2500 Growth Index outperformed the Russell 2500 Value Index by 54%. This disparity was mainly attributable to the performance of technology-oriented companies.

Overall, 1999 was disappointing for the Fund, due to a minimal presence in the high-performing, technology sector. The value nature of the Fund precluded it from buying these expensive stocks. The market's drive toward high-growth, high-priced stocks hurt fund performance, particularly in the third-quarter. During the fourth quarter, the portfolio was up 8-9% and saw a recovery in a number of the stocks that had stumbled in the previous quarter. The Fund's consumer cyclical holdings hurt performance despite the sector's low valuations and relatively stable fundamentals. Those disappointing holdings included three well-known retailers.

The Federal Reserve's concern over the impact of a recovery in global economies on our own economy will likely lead to additional interest rate increases. This should help value investors as other investors look for protection in more fairly valued companies.

The Fund manager believes that the narrow market and valuation disparity between growth and value stocks will diminish as investors seek value in a broader universe of stocks. The Fund manager remains encouraged by opportunities to invest in high-quality, attractively valued companies which should benefit in the broadening market.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31,1999                  1 Year     5 Years    Life of Fund

Select Value Opportunity Fund                 (4.70%)     13.52%       11.57%
Russell 2500 Index                            24.15%      19.43%       16.41%
Lipper Small Company Growth Funds Average     33.35%      19.46%       16.53%

--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1993
--------------------------------------------------------------------------------

                                    [GRAPH]

Inception           Select Value                  Russell
  Date            Opportunity Fund              2500 Index

 4/30/93               10,000                     10,000
12/31/93               11,797                     11,454
12/31/94               11,028                     11,334
12/31/95               12,967                     14,928
12/31/96               16,666                     17,770
12/31/97               20,807                     22,098
12/31/98               21,821                     22,182
12/31/99               20,797                     27,542


The Select Value Opportunity Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2,500 small- to mid-capitalization stocks. The Lipper Small-Cap Funds Average is a non-weighted average of 757 small company funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in small and mid-capitalization stocks may involve greater volatility and business risk than investments in larger capitalization stocks.

--------------------------------------------------------------------------------
Investment Sub-Adviser
Cramer Rosenthal McGlynn, LLC

About the Fund
Invests in attractively valued small- to mid-sized companies believed to have above-average potential for capital appreciation.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Computer Software & Processing                  11%
Oil & Gas                                       10%
Commercial Services                              9%
Electric Utilities                               7%
Retailers                                        7%
Heavy Machinery                                  6%
Insurance                                        6%
Banking                                          6%
Telephone Systems                                5%
Automotive                                       4%
Health Care Providers                            4%
Other                                           25%

T. Rowe Price International Stock Portfolio

For the period ended December 31, 1999, the T. Rowe Price International Stock Portfolio returned 33.32%, outperforming its benchmark, the MSCI EAFE Index, which returned 27.31%.

In the fourth quarter of 1999, "new economy" stocks - telecom and Internet-related companies and their suppliers - propelled many world markets. Stable or improving international economies provided a supportive backdrop.

During the year, Japan ended a nine-year bear market, driven by foreign investment which pushed up the yen. The euro's decline and the weak performance of the UK market held Europe back to a relatively modest gain. However, Europe had stronger than expected growth overall, with accelerated growth in the banking and telecom sectors. Last year's Asian crisis gave way to rapid Pacific growth. Latin America achieved a phoenix-like recovery despite the Brazilian real's devaluation.

Stock selection positively influenced the Portfolio's performance, especially within the electronic components sector. In terms of country selection, Latin America and the U.K. helped performance. Japan and Germany slightly detracted from performance.

The manager is cautious about Japan because declining domestic demand and capital expenditures, plus a potentially stronger yen, will likely keep the economy weak. The manager remains cautiously optimistic about Latin America despite some political uncertainties. The manager is also optimistic about the prospects for growth in Europe due to continued restructuring and deregulation.

The Portfolio manager is enthusiastic about the growth potential of well managed telecom, Internet-related and technology businesses with strong franchises and business models. Overall, greater-than-expected restructuring and reform during 1999, as well as more mergers and acquisitions than anticipated, have enhanced the earnings-potential of international companies and pave the way for international markets to rise in 2000.

--------------------------------------------------------------------------------
Investment Adviser
Rowe Price-Fleming International, Inc.

About the Fund
The Portfolio seeks long-term growth through a highly diversified portfolio of foreign stocks.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the country allocation of net assets was:

                                    [GRAPH]

Europe                                  58%
Japan                                   21%
Pacific Rim                              9%
Latin America                            4%
Other & Reserves                         8%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31,1999                   1 Year    5 Years    Life of Fund

T. Rowe Price International Stock Portfolio    33.32%     15.22        13.45%
Morgan Stanley EAFE Index                      27.31%     13.15%       12.17%
Lipper International Funds Average             40.80%     15.05%       12.72%

--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1994
--------------------------------------------------------------------------------

                                    [GRAPH]

                     T. Rowe Price
                     International                Morgan Stanley
                    Stock Portfolio                 EAFE Index

 3/31/94                 10,000                       10,000
12/31/94                 10,180                       10,436
12/31/95                 11,316                       11,642
12/31/96                 12,980                       12,383
12/31/97                 13,382                       12,637
12/31/98                 15,505                       15,208
12/31/99                 20,671                       19,358

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Funds Average is a non-weighted average of 618 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in international markets may involve political or currency risks not associated with domestic investments.

Select International Equity Fund

For the period ended December 31, 1999, the Select International Equity Fund returned 31.71%, outperforming its benchmark, the Morgan Stanley EAFE Index, which returned 27.31%

World equity markets registered exceptional gains during the final quarter of 1999. The early part of the year saw weak performance from European equities, a large component of this portfolio. However, as unemployment fell to 8.9% and inflation began to bottom out, equities had a strong fourth quarter. Nonetheless in the UK, stock prices were down despite the positive economic effects of reduced interest rates, accelerated growth, and the global recovery.

It remains difficult to assess Japan, as its economic data continues to be mixed. In the rest of Asia, growth seems to have returned, with exports proving the major stimulus.

Japanese stocks within the Technological Innovations theme drove the portfolio ahead during 1999, especially during the fourth quarter, where more than half the performance for the year materialized. Telecom stock holdings in a variety of countries also helped performance. The Fund's holdings within the Financial and Health-care themes hurt performance.

The economic growth forecast for 2000 is likely to prompt central banks worldwide to raise interest rates. In Europe, growth looks set to move towards 3% this year, following several sluggish years. Inflation is rising in most economies, with the exception of Japan.

In Asia, the outlook is still favorable, but companies will need to deliver strong earnings to maintain market momentum given the region's current higher valuations. In Australia and New Zealand, improving commodity export prices and volumes should improve the trade picture.

The Fund manager intends to continue with the investment themes it has been pursuing; no significant changes to the portfolio are anticipated.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31,1999                1 Year     5 Years      Life of Fund

Select International Equity Fund            31.71%      18.54%         15.47%
Morgan Stanley EAFE Index                   27.31%      13.15%         11.54%
Lipper International Funds Average          40.80%      15.05%         12.91%

--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1994
--------------------------------------------------------------------------------

                                    [GRAPH]

                       Select International             Morgan Stanley
                           Equity Fund                   EAFE Index

  5/2/94                      10,000                       10,000
12/31/94                       9,668                       10,008
12/31/95                      11,566                       11,165
12/31/96                      14,104                       11,875
12/31/97                      14,760                       12,119
12/31/98                      17,193                       14,585
12/31/99                      22,643                       18,565

The Select International Equity Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Funds Average is a non-weighted average of 618 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in international markets may involve political or currency risk not associated with domestic investments.

--------------------------------------------------------------------------------
Investment Sub-Adviser
Bank of Ireland Asset Management (U.S.) Limited

About the Fund
Seeks maximum long-term total return by investing in established non-U.S. companies based on fundamental value and strong opportunities.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the country allocation of net assets was:

                                    [GRAPH]

Japan                                   24%
United Kingdom                          23%
Netherlands                             10%
France                                   9%
Switzerland                              9%
Germany                                  8%
Australia                                4%
Other                                   13%

Fidelity VIP Growth Portfolio

Fidelity VIP Growth Portfolio returned 37.44% in 1999, outperforming the Lipper Growth Funds Average return of 29.27% and the Russell 3000 Growth Index's return of 33.82%.

The Portfolio's above-average performance versus the Index in 1999 was primarily due to astute stock selection in several sectors. In technology, investments in semiconductors and wireless communication stocks produced excellent results as they benefited from the global economic recovery during the year. Holdings in dominant retailers and multi-national financial services stocks were notable contributors. Another boost to performance was the Portfolio's underweighted exposure to consumer nondurables, which lagged the market for the year. Offsetting the good performance were weak results from a large tobacco company that continued to face litigation issues. The Portfolio's overweighted position in the weak performing financial services sector also detracted from performance.

At the end of 1999, stock selection continued to focus on large capitalization companies with better than average earnings growth potential and discounted valuations relative to the stock market. Management favored companies with strong Portfolio fundamentals and sustainable long-term earnings growth. The Portfolio was focused on sectors with above-average earnings growth potential, which included technology, health care, and consumer discretionary. In technology, the Portfolio was focused on well-known industry leaders, wireless communication stocks, and the data storage industry, due to its potential growth prospects as a result of the Internet evolution. Among health care stocks, pharmaceutical names continued to comprise most of the sector's exposure.

--------------------------------------------------------------------------------
Investment Adviser
Fidelity Management & Research Company

About the Fund
The Portfolio seeks long-term capital appreciation by investing principally in common stocks with above-average growth prospects.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Technology                              37%
Health                                  12%
Media & Leisure                          9%
Finance                                  9%
Utilities                                8%
Retail & Wholesale                       6%
Industrial Mach. & Equip                 4%
Non-Durables                             4%
Energy                                   3%
Basic Industries                         2%
Other                                    6%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1999            1 Year        5 Years       10 Years

Fidelity VIP Growth Portfolio            37.44%         29.74%        19.94%
S&P 500(R) Index                         21.03%         28.55%        18.21%
Lipper Growth Funds Average              29.27%         25.04%        16.53%
Russell 3000 Growth                      33.82%         31.09%        19.69%

--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1989
--------------------------------------------------------------------------------

                                    [GRAPH]

                    Fidelity VIP                S&P 500(R)
                  Growth Portfolio                Index

12/31/89              10,000                     10,000
12/31/90               8,828                      9,691
12/31/91              12,846                     12,642
12/31/92              14,044                     13,605
12/31/93              16,763                     14,977
12/31/94              16,761                     15,174
12/31/95              22,688                     20,878
12/31/96              26,026                     25,674
12/31/97              32,136                     34,239
12/31/98              44,828                     44,023
12/31/99              61,603                     53,283

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) is a registered trademark of the Standard & Poor's Corporation. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Growth Funds Average is a non-weighted average of 1149 funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

*VIP refers to Variable Insurance Products Fund.

Select Growth Fund

For the year ended December 31, 1999, the Select Growth Fund returned 29.80%, outperforming the S&P 500 Index, which returned 21.03%.

1999 was marked by rapid, widespread market rotation. In the first three months, large-cap growth stocks set records, but mid- and small-cap stocks did not participate in these gains. During this period, growth outperformed value. After second-quarter broadening and significant sector rotation, third-quarter markets again narrowed, with large-cap growth stocks in the lead. In the final quarter, equity markets hit new heights, with technology stocks leading the surge.

Strong stock selection was responsible for the Fund outperforming the S&P 500 Index. The portfolio's best-performing stocks were in the technology, consumer staples, and communications services sectors. Technology, the clear market leader for 1999, was the prime contributor to the portfolio's outperformance.

Fund performance was hampered by weak-performing stocks in the health care and financial services sectors and from a less-than-index exposure to strong-performing stocks in the energy, basic industry, and capital goods sectors. The Fund held fewer of these well-performing sectors because they are composed of stocks which do not meet the manager's large-cap growth criteria.

The Fund manager believes that high-quality growth companies will continue to benefit from persistent demand and visible earnings growth, particularly within the technology, consumer staples, and conglomerate sectors. The manager also believes that although U.S. economic growth may slow in 2000, it will remain relatively robust. Furthermore, the manager expects additional Federal Reserve interest rate hikes if strong economic growth translates into inflation.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1999            1 Year        5 Years      Life of Fund

Select Growth Fund                       29.80%         29.06%         20.57%
S&P 500(R) Index                         21.03%         28.55%         21.46%
Lipper Growth Funds Average              29.27%         25.04%         19.19%

--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

                                    [GRAPH]

                     Select Growth                   S&P 500(R)
                          Fund                         Index

 8/92                    10,000                       10,000
12/92                    11,139                       10,614
12/93                    11,233                       11,685
12/94                    11,065                       11,839
12/95                    13,785                       16,289
12/96                    16,820                       20,030
12/97                    22,548                       26,713
12/98                    30,539                       34,346
12/99                    39,642                       41,571

The Select Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P500(R) Index is a registered trademark of the Standard & Poor's Corporation.The Lipper Growth Funds Average is a non-weighted average of 1149 funds within the Growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Investment Sub-Adviser
Putnam Investment Management, Inc.

About the Fund
Seeks long-term growth of capital by investing in stocks of companies believed to have significant potential for capital appreciation.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Computer Software & Processing                  14%
Telephone Systems                                8%
Pharmaceuticals                                  8%
Computers & Information                          8%
Communications                                   7%
Media                                            6%
Banking                                          6%
Industrial                                       6%
Retailers                                        6%
Other                                           31%

Select Strategic Growth Fund

The Select Strategic Growth Fund returned 16.06% for the period ended December 31, 1999, underperforming the benchmark Standard & Poor's 500 Index, which returned 21.03%, and underperforming the Lipper Growth Funds Average's 29.27%.

Strong growth and a surprising lack of inflation marked the U.S. economy in 1999. A broad-based rally among small-cap and cyclical stocks in April and May reversed itself in the third quarter as the Federal Reserve raised interest rates to keep inflation in check. This produced a significant widespread decline among stocks in late summer. The most dramatic returns for the year were from the fourth quarter performance of technology stocks. Gains of this magnitude in such a short time have rarely been seen across a large sector.

The majority of the Fund's gains for the year were driven by technology holdings. Exposure in the generally weak financial sector hindered performance, due to rising interest rates. In general, the narrow group of stocks that performed well traded at valuations inconsistent with the manager's more value-based discipline.

The Fund manager expects higher interest rates to continue over 2000, since the Fed remains concerned with excessive growth in the U.S. economy and the 30-year low unemployment level. As a result, the Fund manager expects continued high market volatility in 2000. The Fund manager believes this volatility could present many opportunities to purchase very strong companies at attractive prices. Overall, the Fund manager is quite optimistic regarding the outlook for relative performance. The environment that led to a select group of substantial outperformers at very high valuations should recede, and a return to more normal conditions is likely to occur in the relatively near future.

--------------------------------------------------------------------------------
Investment Sub-Adviser
Cambiar Investors, Inc.

About the Fund
Seeks long-term growth of capital by investing primarily in common stocks of established companies.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Computer Software & Processing                  16%
Pharmaceuticals                                 11%
Commercial Services                              8%
Computers & Information                          8%
Oil & Gas                                        7%
Apparel Retailers                                6%
Banking                                          4%
Insurance                                        4%
Telephone Systems                                4%
Other                                           32%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31,1999             1 Year       5 Years       Life of Fund

Select Strategic Growth Fund             16.06%         N/A             6.89%
S&P500(R)Index                           21.03%        28.55%          21.80%
Lipper Growth Funds Average              29.27%        25.04%          22.80%

--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1998
--------------------------------------------------------------------------------

                                    [GRAPH]

                          Select Strategic                S&P 500(R)
                            Growth Fund                     Index

 2/20/98                       10,000                      10,000
12/31/98                        9,764                      12,038
12/31/99                       11,332                      14,571

The Select Strategic Growth Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth Funds Average is a non-weighted average of 1149 funds within the Growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Select Growth and Income Fund

The Select Growth and Income Fund returned 18.43% for the year ended December 31, 1999. The S&P 500 returned 21.03% during this time period, and the Lipper Growth &Income Funds average returned 13.76%.

The U.S. stock market posted all-time highs as the Dow Jones Industrial Average climbed to a record 11,497.12, finishing up 25%, and the S&P 500 climbed to a record 1,469.25, ending 21% higher.

The third and fourth quarters were difficult ones for the Fund. During this time, the large-cap U.S. equity market reverted to a narrow group of outperforming stocks. During the latter part of the year, investors focused on short-term earnings. Because the Fund's investment strategy focuses on normalized earnings and intermediate-term growth rates, performance suffered in this environment.

Strong relative performance in the technology sector was offset by shortcomings in the insurance sector. The Fund's diversification significantly minimized the impact of any single holding.

The Fund manager remains confident in its investment process and risk controls, and expects the market to broaden. The Fund manager believes that a return of global growth will cause investors to look beyond overpriced mega-cap growth stocks to companies trading at more attractive prices.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31,1999               1 Year       5 Years    Life of Fund
Select Growth and Income Fund              18.43%        21.69%       15.92%
S&P 500(R)Index                            21.03%        28.55%       21.46%
Lipper Growth & Income Funds Average       13.76%        21.34%       16.76%


--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

                                    [GRAPH]

                          Select Growth and     S&P500(R)
                            Income Fund           Index

         Aug 21, 92            10,000            10,000
         Dec 31, 92            10,000            10,614
         Dec 31, 93            11,037            11,685
         Dec 31, 94            11,118            11,839
         Dec 31, 95            14,490            16,289
         Dec 31, 96            17,570            20,030
         Dec 31, 97            21,527            26,713
         Dec 31, 98            25,060            34,346
         Dec 31, 99            29,678            41,571

The Select Growth and Income Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth & Income Funds Average is a non-weighted average of 913 funds within the Growth and Income investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser

J. P. Morgan Investment Management Inc.*

About the Fund

Seeks a combination of long-term growth of capital and current income by investing primarily in dividend-paying stocks and convertible securities.


* J. P. Morgan Investment Management Inc. replaced John A. Levin & Co., Inc. as Investment sub-adviser, effective April 1, 1999.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Computer Software &
Processing                              11%
Telephone Systems                        8%
Pharmaceuticals                          7%
Computers &
Information                              7%
Banking                                  7%
Electronics                              6%
Oil & Gas                                5%
Industrial-Diversified                   5%
Retailers                                4%
Beverages, Food & Tobacco                4%
Communications                           3%
Other                                   33%

Fidelity VIP Equity-Income

The Fidelity VIP Equity-Income Portfolio returned 6.33% during he Fidelity VIP Equity-Income 1999. The Russell 3000 Value Index returned 6.64% for the year.

The performance of the Portfolio was helped by the manager's decision to overweight the industrial machinery and energy sectors. Stock selection within both sectors helped as well. The Portfolio's holdings in two major oil companies were contributors to performance. Stock selection in the retail sector aided performance during 1999.

The Portfolio was underweighted in technology stocks. The technology sector lead the market averages higher during 1999. This less-than-market weight served as a drag on performance for the year. The Portfolio's weighting in the nondurable sector and stock selection within the sector hurt performance during the year. The Portfolio's holdings in a large tobacco producer hurt performance as the firm suffered setbacks on the litigation front. The Portfolio had a greater-than-index weight in the tobacco group for much of the year. The performance of the Portfolio was hurt by the less-than-market weight in the utilities sector. Telecommunications stocks, in general, performed very well during the year.

As the Portfolio enters the first quarter, the finance, energy, and utilities sectors continue to be the three largest areas of divergence from the index. Both finance and utilities are underweight versus the index. The Portfolio's energy exposure is greater than the index. The industrial machinery and equipment group, as well as the basic industries sector, also represent larger than index weight commitments.

Investment Adviser

Fidelity Management & Research Company

About the Fund

Seeks reasonable income by investing primarily in income-producing equity securities.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]


Finance                            24%
Energy                             14%
Utilities                          11%
Indust. Mach. & Equip.              9%
Basic Industries                    8%
Media & Leisure                     7%
Health                              6%
Non-Durables                        4%
Aerospace & Defense                 4%
Technology                          3%
Other                              10%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31,1999                1 Year     5 Years      10 Years

Fidelity VIP Equity-Income Portfolio         6.33%      18.61%         14.49%
S&P 500(R) Index                            21.03%      28.55%        18.21%
Lipper Equity Income Funds Average           4.55%      17.83%        12.55%
Russell 3000 Value                           6.64%      22.14%        15.31%


--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1989
--------------------------------------------------------------------------------

                                    [GRAPH]

                          Fidelity VIP Equity      S&P500(R)
                           Income Portfolio          Index

         12/31/89               10,000              10,000
         12/31/90                8,470               9,691
         12/31/91               11,132              12,642
         12/31/92               13,013              13,605
         12/31/93               15,394              14,977
         12/31/94               16,483              15,174
         12/31/95               22,267              20,878
         12/31/96               25,447              25,674
         12/31/97               32,604              34,239
         12/31/98               36,395              44,023
         12/31/99               38,699              53,283

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Average is a non-weighted average of 238 funds seeking high current income and growth of income by investing more than 60% of its portfolio in equities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

*VIP refers to Variable Insurance Products fund.

                                    Overview

Bond & Money Market Overview

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining interest rates fuel the bond market, which enjoys its best returns since 1995.

1998: During 1998, bond investments produced widely divergent results as a series of dramatic swings either left them highly in favor or badly battered.

1999: Inflation concerns and a booming U.S. Economy prompt the Federal Reserve to hike interest rates. Fixed Income markets close the second half with their worst-performing year ever with the Lehman Aggregate Bond Index returning -0.83%.

On the whole, 1999 was disappointing for fixed-income investors. In fact, it was the second worse performance year ever for the fixed-income markets, as measured by the total -0.83%. return of the Lehman Aggregate Bond Index.

A handful of universal themes dominated the markets during the year, namely successive Federal Reserve interest rate hikes, a steepening yield curve, volatile corporate bond performance, and rising mortgage rates.

1999 began with investors feeling fairly optimistic about the coming year. The Federal Reserve had acted in the fall of 1998 to avert a global liquidity meltdown with three easings that lowered short-term rates to 4.75%. The U.S. economy seemed to be healthy, with expectations for 1999 GDP in the 3.0% range and subdued inflation running at about a 2% annual rate.

On the international front, Asia and Latin America continued their recovery from the problems of 1998. Early in the year, Brazil announced a somewhat unexpected devaluation of its currency, the real. Global markets braced for a round of panic selling and other negative ripple effects which never materialized.

Against this backdrop, the first quarter of 1999 progressed with no major disturbances. Inflation stayed at bay and corporate spread tightening reflected the positive fundamentals of strong earnings growth.

Beginning in the second quarter, however, the picture began to change. The U.S. economy grew faster than initially projected and the unemployment rate fell below 4.2%. Investors began to fear that inflation was imminent. In June, the Federal Reserve responded by raising the Fed Funds interest rate from 4.75% to 5.00%.

July and August saw spread sectors widen dramatically. Corporate treasurers pushed corporate and asset-backed bonds into the market hoping

                                  [TIMELINE]

JAN 1999

The new European currency is introduced. Over the course of the year, the euro loses almost 18% of its value against the U.S. dollar.

[GRAPHIC]

FEB

A rally of agency, corporate, and mortgage-backed bonds encourages investors to take advantage of bond yield premiums.

MAR

APR

Japan shows signs of economic recovery along with other foreign countries such as Brazil and Mexico, marking the first time in two years in which some foreign markets outperform the U.S. bond market.

[GRAPHIC]

MAY

As a group, foreign markets underperform the U.S. bond market, the major culprit being Europe, where a backup in interest rates is significant.

JUN

Bond & Money Market Overview

to avert a fourth-quarter liquidity trap, which they believed likely as Y2K fears would drive buyers from the market. Ironically, these efforts became a self-fulfilling prophesy as treasurers ended up creating their own mini-liquidity crisis by all trying to issue bonds simultaneously. By August, there was a second Fed rate hike from 5.00% to 5.25%.

Despite these first two rate increases, the U.S. economy continued to gather speed in the third and fourth quarters. The nation's third-quarter GDP, for instance, came in at 5.7%, well above experts' original predictions. Market participants once again began to worry about a resurgence of inflation. In response, the Fed raised short-term interest rates for a third and final time in November to 5.50%.

Investment grade corporate bonds had a good showing at the end of 1999, but their overall performance was volatile. All excess returns were attributable to the first and fourth quarters only.

The high yield market finished 1999 on a positive note after poor performance in the second and third quarters. The market's return for the year was a modest 2.39%, as measured by the Lehman High Yield Corporate Index. The demand side of the market shifted significantly in 1999, as mutual fund inflows dropped dramatically to $1.1 billion, down from $15 billion in 1998. Collateralized bond obligations, structured transactions involving the purchase of high yield debt, did offset these lower inflows. The market's estimated 4% default rate was the highest since 1991.

The past year also saw a steepening yield curve as the 30-year Treasury bond, which began the year at 5.10% on January 1, and ended at 6.49% on December 31.

The mortgage-backed securities market showed strong excess returns for the year, owing primarily to positive supply/demand factors, an improved prepay environment, narrowing swap spreads, and lower interest rate volatility. In particular, Fannie Mae and Freddie Mac assets grew nearly 30% over 1999.

Looking ahead, it is likely that economic growth and strengthening will continue into 2000, albeit at a slower rate than that of 1999. All signs point to probable Fed interest rate increases in the new year, with little inflation on the horizon.

                                  [TIMELINE]

JUL

In response to rapid economic growth, the U.S. Federal Reserve combines neutral bias with a 0.25% raise in interest rates to guard against inflation.

[GRAPHIC]

AUG

Inflation worries resurface as the U.S. economy continues to grow and the nation's unemployment figure approaches an almost 30-year low. The Fed responds by raising interest rates another 0.25%.

SEPT

OCT

Investment grade corporate bonds and the high yield market begin their strong fourth-quarter performance.

[GRAPHIC]

NOV

DEC

With the booming U.S. economy showing no signs of a slowdown, the Fed announces its third rate hike of 0.25%. The fixed-income markets end the year down with the Lehman Aggregate Bond Index posting a dismal total return of -0.83%.

Fidelity VIP High Income Portfolio

The Fidelity VIP High Income Portfolio returned 8.15% during 1999, out-performing both the Merrill Lynch High Yield Master Index and Lipper High Current Yield Funds Average, which returned 1.58% and 4.53%, respectively.

The Portfolio's strong performance is attributable to good security selection in both "new" and "old" economy industries. Besides security selection, an overweighting in telecommunications, a "new" economy sector, also contributed to Portfolio returns. The Portfolio manager continues to have a positive view of the long-term fundamentals of selected telecommunications sub-sectors, including competitive local exchange carriers and wireless companies. Healthy merger and acquisition activity in these sub-sectors, along with increased participation by private equity investors, confirmed the asset values of many of the newer entrants in the industry.

The Portfolio's holdings in securities of "old" economy industries included paper and chemicals which advanced based on improving world economic growth and rising commodity prices. Health-care issues also contributed to returns, particularly in the second half of the year.

The Portfolio holds a small (4.2%) percentage of assets in common equities. Deferred pay securities, which comprised 37.9% of the Portfolio's assets at the end of the quarter, also contributed to performance as the strong economic fundamentals of the companies issuing these securities more than offset the effect of rising government bond yields.

Detractors from performance included one holding in the supermarket industry that declined in value.

Telecommunications and cable TV comprised just under 50% of the Portfolio's assets as of December 31, with technology moving up to 5.4% of the Portfolio as the year closed, representing the Portfolio's third-largest sector weighting. "B"-rated credits comprised the majority of Portfolio assets, representing 53.0% of the Portfolio at December 31.

--------------------------------------------------------------------------------
Investment Adviser

Fidelity Management & Research Company

About the Fund
Seeks high income and growth of capital by investing primarily in high-yielding, lower-rated, fixed-income securities.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Telecommunications                  36%
Cable TV                            13%
Technology                           5%
Chemicals                            5%
Health Care                          4%
Environmental                        3%
Diversified Financial Services       3%
Leisure                              3%
Energy                               2%
Paper                                2%
Other                               24%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31,1999                 1 Year     5 Years     10 Years

Fidelity VIP High Income Portfolio            8.15%     10.88%       12.43%
Merrill Lynch High Yield Master Index         1.58%      9.61%       10.80%
Lipper High Current Yield Funds Average       4.53%      8.84%       10.03%


--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1989
--------------------------------------------------------------------------------

                                    [GRAPH]

                              Fidelity VIP           Merrill Lynch
                          High Income Portfolio    High Yield Master

           12/31/89              10,000                10,000
           12/31/90               9,777                 9,565
           12/31/91              13,207                12,872
           12/31/92              16,267                15,212
           12/31/93              19,584                17,824
           12/31/94              19,263                17,618
           12/31/95              23,256                21,125
           12/31/96              26,517                23,467
           12/31/97              31,203                26,476
           12/31/98              29,852                27,447
           12/31/99              32,283                27,878

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lipper High Current Yield Funds Average is a non-weighted average of 339 funds that seek high current yield from fixed income securities. The Merrill Lynch High Yield Master is a market capitalization weighted index of all domestic and Yankee high-yield bonds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

*VIP refers to Variable Insurance Products fund.

Please note that the Portfolio's unit price may be volatile due to the nature of the high-yield bond marketplace. Prices of high-yield bonds tend to be more sensitive to individual company and economic factors, rather than changes in interest rates.

Select Income Fund

The Select Income Fund returned -0.85% for the period ended December 31, 1999, approximately the same as its benchmark, the Lehman Brothers Aggregate Bond Index, which returned -0.83%.

1999 began strongly as the bond market rallied. By mid-year, the rally was cut off as bond investors worried about the extraordinary strength of the domestic economy, the recovery of international economies, the potential for a resurgence of inflation, and Y2K fears. The portfolio's heavy reliance on corporate bonds (corporates) and mortgage-backed securities (mortgages) allowed it to weather these negative factors.

The Fund's trading activity during the first quarter was characterized by heavy positions in corporates and mortgages, which represented great opportunities for return. As the year progressed these holdings did well on a relative basis, but as economic fears arose, the Fund manager reduced these holdings and increased Treasuries. The manager repositioned some issues that would benefit or suffer as the economy moved into its tenth year of the recovery with a transition to lower growth and some margin pressures.

The manager's outlook for the economy is for positive growth with little inflation. The rise in interest rates, as exemplified by the 30-year U.S. Treasury, which is now above 6.5%, is based on levels of growth and surging inflation which are only feared at this time. Although the Federal Reserve will probably raise rates, that expectation is already reflected in a lower price for corporates and mortgages, which are key positions in the portfolio.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31,1999              1 Year        5 Years    Life of Fund

Select Income Fund                        (0.85%)        6.92%      5.52%
Lehman Brothers Aggregate Bond Index      (0.83%)        7.73%      6.24%
Lipper Intermediate Investment
Grade Funds Average                       (1.31%)        6.79%      5.79%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

                                    [GRAPH]

                                              Lehman Brothers Aggregate
                        Select Income Fund            Bond Index

            8/21/92          10,000                     10,000
           12/31/92          10,072                     10,144
           12/31/93          11,175                     11,134
           12/31/94          10,637                     10,809
           12/31/95          12,442                     12,806
           12/31/96          12,853                     13,269
           12/31/97          14,032                     14,553
           12/31/98          14,991                     15,816
           12/31/99          14,863                     15,684

The Select Income Fund is a portfolio of the Allmerica Investment Trust. Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an investment grade rating at least one year to maturity and an outstanding par value of at least $25 million. The Lipper Intermediate Investment Grade Funds Average tracks the performance of 279 funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser

Standish, Ayer & Wood, Inc.

About the Fund

The Fund seeks above-average income from corporate bonds, mortgages and securities issued by the U.S. Government.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Corporate Notes & Bonds                      37%
U.S. Govt. Agency
Mortgage-Backed Securities                   30%
U.S. Govt. &
Agency Obligations                           21%
Asset-Backed Securities                      10%
Other                                         2%

Money Market Fund

For the period ended December 31, 1999, the Money Market Fund returned 5.19%, out performing its benchmark, the IBC/ Donoghue First Tier Money Market Index, which returned 4.57%.

During the first quarter of 1999, inflation remained in check. The second quarter featured stronger than expected growth and an unemployment rate below 4.2%. The Federal Reserve responded in June by increasing interest rates.

In July and August, spread sectors widened dramatically as corporate treasurers pushed corporate and asset-backed issues into the market in an attempt to avoid potential Y2K-induced fourth quarter liquidity problems. August brought another Fed rate hike, with a third and final rate hike occurring in November prompted by inflation fears amidst a booming economy and GDP at a robust 5.7%. During the fourth quarter, the Fed provided ample liquidity to the banking system in order to prepare for potential Y2K cash demands.

The yield curve steepened as the 30 year Treasury bond rose from 5.10% on January 1, to 6.49% at the close of the year. This increase resulted in the second worst performance year ever for the fixed income markets, as measured by the total return of the Lehman Aggregate Bond Index.

During 1999, the Fund maintained a top quartile ranking as measured by the IBC fund peer group. One of the primary strategies that enhanced performance was the gradual increase in floating rate note positions. These positions were advantageous as they quickly reset to higher interest rates as the market anticipated and reacted to changes in monetary policy.

The Fund manager believes that Fed policy and market interest rates will remain biased to the upside until economic growth shows signs of moderation. Based on this outlook, the portfolio will maintain a core holding of longer dated corporate notes and commercial paper. These positions are coupled with government agency securities and repurchase agreements to maximize liquidity.

--------------------------------------------------------------------------------
Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Strives to maximize current income for investors while preserving capital and liquidity.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Corporate Notes                       48%
Commercial Paper                      37%
Certificates of Deposit               12%
Other                                  3%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31,1999              1 Year      5 Years        10 Years

Money Market Fund                          5.19%       5.47%          5.23%
IBC/Donoghue First Tier
Money Market Index                         4.57%       4.97%          4.79%
Lipper Money Market Funds Average          4.49%       4.95%          4.80%

--------------------------------------------------------------------------------
                     Average Yield as of December 31, 1999
--------------------------------------------------------------------------------

Money Market Fund 7-Day Yield                                         5.57%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1989
--------------------------------------------------------------------------------

                                    [GRAPH]

                                          IBC/Donoghue First Tier
                      Money Market Fund     Money Market Index

         12/31/89          10,000                10,000
         12/31/90          10,805                10,781
         12/31/91          11,466                11,393
         12/31/92          11,893                11,772
         12/31/93          12,250                12,081
         12/31/94          12,732                12,528
         12/31/95          13,475                13,209
         12/31/96          14,196                13,854
         12/31/97          14,970                14,548
         12/31/98          15,788                15,269
         12/31/99          16,607                15,967

The Money Market Fund is a portfolio of the Allmerica Investment Trust. Portfolio composition will vary over time. The Fund is neither insured nor guaranteed the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. IBC/Donoghue is an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Funds Average is the average investment performance of 337 funds within the Money Market category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

                                   Financials

                      This page intentionally left blank.

                          Select Emerging Markets Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                                       Value
    Shares                                                           (Note 2)
------------------------------------------------------------------------------
 COMMON STOCKS - 91.9%
            Argentina - 1.3%
     7,339  Banco de Galicia SA, Sponsored ADR                      $  145,404
    12,100  Gas Natural Ban SA                                          23,600
    10,217  IRSA Inversiones y Representaciones SA                      33,109
    21,300  Perez Companc SA, Class B                                  109,077
    13,000  Siderar S.A.I.C.                                            52,920
    10,500  Telecom Argentina Stet - France Telecom SA, Class B         72,255
     7,200  Telefonos de Argentina, Sponsored ADR                      222,300
                                                                    ----------
                                                                       658,665
                                                                    ----------
            Botswana - 0.1%
    47,000  Sechaba Breweries, Ltd.                                     53,683
                                                                    ----------
            Brazil - 11.5%
     7,000  Aracruz Celulose SA, Sponsored ADR                         183,750
     6,372  CEMIG SA, Sponsored ADR                                    143,889
    16,100  Cia Cervejaria Brahma, ADR                                 225,400
    21,100  Cia Paranaense Enernergia-Copel, Sponsored ADR             196,494
     3,900  Cia Siderurgica Nacional SA, Sponsored ADR                 143,325
     8,000  Companhia Brasileira de Distribuicao Grupo Pao de
            Acucar, GDR                                                258,500
    19,600  Compania Vale Do Rio Doce, Sponsored ADR                   546,415
    21,400  Electrobras                                                257,132
 1,760,000  Eletropaulo Metropolitana - Electricidade de Sao
            Paulo SA*                                                  114,146
    16,700  Embratel Participacoes SA, ADR                             455,075
    27,100  Petroleo Brasileiro SA, Sponsored ADR                      695,061
     5,500  Tele Celular Sul Participacoes SA, ADR                     499,125
     3,600  Tele Centro Sul Participacoes SA, ADR                      114,300
    19,200  Tele Norte Leste Participacoes SA, ADR                     489,600
     2,100  Telecomunicacoes Brasileiras SA, ADR*                           33
       700  Telecomunicacoes Brasileiras SA, ADR, Preferred Block       89,950
     4,000  Telesp Celular Participacoes SA, ADR                       169,500
    19,200  Telesp Participacoes SA, ADR                               469,200
     8,400  Ultrapar Participacoes SA*                                  96,600
    17,800  Uniao de Bancos Brasileiros SA, Sponsored GDR              536,225
    20,300  Usiminas Siderurg de Minas Gerais SA                       110,921
                                                                    ----------
                                                                     5,794,641
                                                                    ----------
            Chile - 2.1%
     4,800  Banco Santander Chile, Sponsored ADR                        73,200
     2,300  Banco Santiago ADR                                          49,163
     4,600  Chilectra SA, ADR                                           93,771
     3,900  Compania Cerveceri AS Unibas SA, ADR                       125,044
    13,500  Compania de Telecomunicaciones, Sponsored ADR              246,375
     6,500  Distribucion y Servicio, ADR                               126,750
     4,900  Embotelladora Andina SA, Class B, Sponsored ADR             71,662
     8,600  Empresa Nacional De Electricidad SA                        122,012
     1,511  Enersis SA, Sponsored ADR                                   35,509
     6,000  Quinenco SA, ADR                                            66,750
     2,300  Sociedad Quimica y Minera de Chile SA, ADR                  72,594
        86  Sociedad Quimica y Minera de Chile SA, Sponsored ADR         2,709
                                                                    ----------
                                                                     1,085,539
                                                                    ----------

                                                             Value
  Shares                                                   (Note 2)
--------------------------------------------------------------------
         Croatia - 0.2%
   7,090 Pliva D.D., GDR                                  $   94,372
                                                          ----------
         Czech Republic - 0.7%
   7,500 Ceska Spritelna AS*                                  34,647
  32,000 Ceske Energeticke Zavody AS*                         79,245
     920 Ceske Radiokomunikace*                               33,713
       1 Komercni Banka AS*                                        6
  13,680 SPT Telecom AS*                                     220,356
                                                          ----------
                                                             367,967
                                                          ----------
         Egypt - 0.5%
   1,360 EFG-Hermes Holding, S.A.E., GDR                      18,972
   3,560 Egyptian Co. for Mobile Services*                   164,612
   2,900 Oriental Weavers Co.*                                55,165
                                                          ----------
                                                             238,749
                                                          ----------
         Greece - 2.7%
   4,120 Alpha Credit Bank SA                                324,138
   2,840 Hellenic Bottling Co.                                66,086
  23,570 Hellenic Telecommunication Organization             560,695
   4,320 National Bank of Greece SA                          319,043
   2,800 Panafon Hellenic Telecom SA                          37,769
   1,860 STET Hellas Telecommunications SA, ADR*              56,730
                                                          ----------
                                                           1,364,461
                                                          ----------
         Hong Kong - 2.1%
 254,000 Beijing Datang Power Generation Co.                  41,834
  51,000 Beijing Enterprises Holdings, Ltd.                   80,376
 120,000 China Merchants China Direct Investments, Ltd.       98,808
  57,000 China Resources Enterprise, Ltd.                     91,297
  44,000 China Telecom, Ltd.*                                275,106
  90,000 Cosco Pacific, Ltd.                                  74,682
  66,000 New World China Land*                                24,413
  34,000 New World Infrastructure, Ltd.*                      43,523
 136,000 Pacific Century CyberWorks, Ltd.*                   316,690
                                                          ----------
                                                           1,046,729
                                                          ----------
         Hungary - 1.7%
     800 Gedeon Richter, GDR*                                 52,279
  11,000 Matav Rt., Sponsored ADR                            396,000
   4,290 MOL Magyar Olaj, GDR                                 88,664
   5,525 OTP Bank Rt., GDR                                   321,686
                                                          ----------
                                                             858,629
                                                          ----------
         India - 7.6%
   3,100 Bajaj Auto, Ltd., Sponsored GDR                      29,450
   6,600 Hindalco Industries, Ltd., GDR                      155,595
   2,400 Infosys Technologies, Ltd., ADR                     792,000
  16,000 ITC, Ltd., Sponsored GDR                            312,000
  16,000 Larsen & Toubro, Ltd., GDR                          532,000
  28,200 Mahanagar Telephone Nigam, Ltd., GDR                250,134
  31,500 Mahindra & Mahindra, Ltd., GDR                      346,500
  13,500 Ranbaxy Laboratories, Ltd., Sponsored GDR           298,350
  26,000 Reliance Industries, Ltd., GDR*                     279,253
  32,000 State Bank of India, GDR                            390,400

                       See Notes to Financial Statements.
--------------------------------------------

                          Select Emerging Markets Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                                      Value
    Shares                                                          (Note 2)
-----------------------------------------------------------------------------
            India (continued)
     7,000  Tata Engineering and Locomotive Co., Ltd., Sponsored
            GDR                                                    $   32,332
    19,000  Videsh Sanchar Nigam, Ltd., GDR                           394,909
                                                                   ----------
                                                                    3,812,923
                                                                   ----------
            Indonesia - 1.3%
   129,000  PT Astra International, Inc.*                              69,350
 2,660,000  PT Bank Internasional Indonesia*                           57,190
    37,000  PT Gudang Garam                                            99,726
    45,500  PT Hanjaya Mandala Sampoerna Tbk                          115,952
    95,000  PT Indofoods Sukses Makmur Tbk*                           119,178
   343,780  PT Telekomunikasi Indonesia                               195,920
                                                                   ----------
                                                                      657,316
                                                                   ----------
            Israel - 3.4%
   147,920  Bank Hapoalim                                             461,244
   187,340  Bank Leumi Le-Israel                                      394,557
    13,000  Blue Square-Israel, Ltd., ADR                             165,750
       440  Check Point Software Technologies Ltd.*                    87,615
     2,960  ECI Telecommunications, Ltd., ADR                          93,610
     1,540  NICE Systems Ltd.*                                         75,749
     4,000  Partner Communications Co., Ltd.*                         103,500
     4,760  Teva Pharmaceutical Industries, Ltd., Sponsored ADR       341,233
                                                                   ----------
                                                                    1,723,258
                                                                   ----------
            Luxembourg - 0.2%
     6,600  Quilmes Industrial, ADR                                    78,788
                                                                   ----------
            Malaysia - 0.7%
    10,000  AMMB Holdings Berhad*                                      23,949
    19,000  Commerce Asset-Holding Berhad*                             48,752
    45,000  IOI Corp. Berhad                                           27,239
    20,000  Petronas Gas Berhad                                        46,844
     9,000  Resorts World Berhad                                       25,817
    15,000  Tanjong, Plc                                               33,159
    13,000  Telekom Malaysia Berhad*                                   50,292
    18,000  Tenaga Nasional Berhad                                     46,424
    25,000  United Engineers (Malaysia)*                               39,805
                                                                   ----------
                                                                      342,281
                                                                   ----------
            Mauritius - 0.1%
    85,000  State Bank of Mauritius, Ltd.                              56,916
                                                                   ----------
            Mexico - 13.1%
    62,100  Alfa SA de CV*                                            292,118
     7,000  Carso Global Telecom*                                      65,856
    32,101  Cemex SA de CV *                                          179,846
    13,093  Cemex SA*                                                 364,967
   300,400  Cifra SA de CV, Series C*                                 572,863
    81,900  Consorcio ARA SA                                          135,921

                                                               Value
  Shares                                                     (Note 2)
----------------------------------------------------------------------
         Mexico (continued)
  51,400 Controladora Comercial Mexicana SA                 $   69,005
  90,600 Fomento Economico Mexicano SA                         405,118
  56,600 Grupo Continental SA                                   82,568
  93,900 Grupo Financiero Banamex Accival SA, Class O*         377,187
 301,000 Grupo Financiero Bancomer SA, Class O*                125,364
  74,615 Grupo Industrial Bimbo, Series A*                     166,817
  39,600 Grupo Industrial Saltillo, Class B                    126,839
  17,000 Grupo Mexico SA, Series B                              84,371
  72,000 Grupo Modelo SA de CV                                 197,885
   9,800 Grupo Televisa SA, Sponsored GDR*                     668,850
  78,300 Kimberly-Clark de Mexico, Series A                    306,247
  20,500 Telefonos de Mexico, Sponsored ADR                  2,306,250
   7,100 Tubos de Acero de Mexico SA                            96,294
                                                            ----------
                                                             6,624,366
                                                            ----------
         Peru - 0.5%
  44,138 Banco Continental                                      26,558
   4,700 Compania de Minas Buenaventura SA, Sponsored ADR       75,494
   3,200 Credicorp, Ltd.                                        38,400
   9,000 Telefonica de Peru, Sponsored ADR                     120,375
                                                            ----------
                                                               260,827
                                                            ----------
         Philippines - 1.2%
 329,600 Ayala Corp.                                            96,342
 174,600 Ayala Land, Inc.                                       45,606
  60,050 Manila Electric Co., Class B                          171,785
  16,700 Metropolitan Bank & Trust Co.                         120,472
   6,700 Philippine Long Distance Telephone Co.                170,833
  83,000 SM Prime Holdings*                                     15,695
                                                            ----------
                                                               620,733
                                                            ----------
         Poland - 1.2%
   3,780 Bank Handlowy W Warszawie, GDR                         55,970
  18,700 Elektrim Spolka Akcyjna SA*                           185,642
  12,420 KGHM Polska Miedz SA, GDR                             156,000
  30,000 Telekomunikacja Polska SA, GDR                        196,377
                                                            ----------
                                                               593,989
                                                            ----------
         Russia - 2.6%
  10,190 LUKoil Holding, Sponsored ADR                         529,880
   3,000 OAO Gazprom ADR                                        24,175
  39,780 Surgutneftegaz, Sponsored ADR                         676,260
   8,600 Unified Energy Systems, GDR                           103,200
                                                            ----------
                                                             1,333,515
                                                            ----------
         South Africa - 8.1%
  54,048 ABSA Group, Ltd.                                      242,557
   2,700 Anglo American Platinum Corp., Ltd*                    82,098
  33,650 Barlow, Ltd.                                          242,391
  11,300 De Beers Centenary                                    328,894

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                          Select Emerging Markets Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                           Value
  Shares                                                 (Note 2)
------------------------------------------------------------------
         South Africa (continued)
  44,941 Dimension Data Holdings, Ltd.                  $  282,068
  14,200 Ellerine Holdings, Ltd.                            75,041
  14,400 Fedsure Holdings, Ltd.                            117,073
 251,200 FirstRand, Ltd.                                   359,442
  52,000 Illovo Sugar, Ltd.                                 62,145
  40,384 LA Retail Stores, Ltd.                             41,042
  13,455 Liberty Life Association of Africa, Ltd.          155,334
 113,800 Malbak, Ltd.                                       86,044
 203,100 Metro Cash and Carry, Ltd.                        231,168
  41,610 Nampak, Ltd.                                      123,478
  58,000 Primedia, Ltd.*                                    71,676
 125,000 Profurn Ltd.*                                     135,363
  12,035 Rembrandt Group, Ltd.                             114,675
 167,700 Sanlam, Ltd.                                      234,512
  28,500 Sappi, Ltd.                                       281,757
  44,300 Sasol, Ltd.                                       363,765
  22,797 South African Breweries, Ltd.                     232,048
  48,030 Standard Bank Investment Corp.*                   199,541
                                                        ----------
                                                         4,062,112
                                                        ----------
         South Korea - 12.6%
   7,193 Daewoo Securities Co.                              81,436
  48,000 Hanvit Bank*                                      162,398
  18,000 Hanwha Chemical Corp.*                            158,432
  25,436 Hyundai Electronics Industries Co.*               540,095
   2,917 Hyundai Merchant Marine*                           19,044
  19,306 Kookmin Bank                                      302,772
   4,009 Kookmin Bank, Sponsored GDR (A)                    62,995
  24,200 Korea Electric Power Corp.                        750,519
   3,000 Korea Electric Power Corp. ADR                     50,250
 110,500 Korea Exchange Bank*                              423,502
   1,600 Korea Telecom Corp.*                              252,335
   3,200 Korea Telecom Corp., Sponsored ADR                239,200
     440 Pohang Iron & Steel Co., Ltd.                      48,458
   2,500 Pohang Iron & Steel Co., Ltd., Sponsored ADR      275,331
  22,500 Samsung Corp.*                                    337,005
   9,693 Samsung Electronics Co.                         2,271,663
  33,200 Shinhan Bank*                                     359,788
                                                        ----------
                                                         6,335,223
                                                        ----------
         Taiwan - 9.1%
 103,925 Acer, Inc., GDR                                 1,480,931
  13,241 Asustek Computer, Inc., GDR                       139,801
  21,000 Far Eastern Textile, Ltd., GDR*                   490,980
  33,377 Siliconware Precision Industries Co., GDR         483,132
  33,250 Synnex Technology International Corp., GDR*       873,940
  19,210 Taiwan Semiconductor Manufacturing Co., ADR       864,450
  10,000 Winbond Electronics Corp., GDR*                   237,640
                                                        ----------
                                                         4,570,874
                                                        ----------
         Thailand - 2.4%
  18,000 Advanced Info Service Public Co., Ltd.*           303,037
  27,500 Bangkok Bank Public Co., Ltd.*                     69,592
   6,600 Siam Cement Co., Ltd.*                            220,117
 197,000 TelecomAsia Corp., Public Co., Ltd.*              257,144

                                                               Value
     Shares                                                  (Note 2)
----------------------------------------------------------------------
             Thailand (continued)
    120,000  Thai Farmers Bank Public Co. Ltd.*             $  201,384
     37,000  Total Access Communication Public Co., Ltd.*      145,780
                                                            ----------
                                                             1,197,054
                                                            ----------
             Turkey - 4.5%
 16,765,160  Akbank, TAS                                       492,821
  3,100,000  Akcansa Cimento AS*                                69,750
    494,080  Ege Biracilik Ve Malt Sanayii AS*                  37,649
    779,360  Erciyas Biracilik Ve Malt*                         37,228
  3,700,000  Eregli Demir ve Celik Fabrikalari TAS*            152,810
  5,977,405  Haci Omer Sabanci Holding, AS                     345,927
  1,210,000  Koc Holdings AS*                                  222,277
    480,000  Migros Turk, TAS                                  308,653
  2,500,000  Turkiye Garanti Bankasi AS*                        37,663
 19,130,723  Yapi ve Kredi Bankasi AS                          588,719
                                                            ----------
                                                             2,293,497
                                                            ----------
             Zimbabwe - 0.4%
  1,240,000  Econet Wireless Holdings, Ltd.*                   216,504
                                                            ----------
             Total Common Stocks                            46,343,611
                                                            ----------
             (Cost $33,744,710)
 PREFERRED STOCKS - 1.2%
             Brazil - 1.0%
 36,800,000  Banco Bradesco SA*                                299,867
  2,200,000  Bank Itau SA                                      189,024
                                                            ----------
                                                               488,891
                                                            ----------
             Thailand - 0.2%
     77,000  Siam Commercial Bank Public Company, Ltd.*         94,356
                                                            ----------
             Total Preferred Stocks                            583,247
                                                            ----------
             (Cost $481,005)
 INVESTMENT COMPANIES - 0.9%
             Taiwan - 0.9%
     40,100  R.O.C. Taiwan Fund*                               338,344
      6,500  Taiwan Fund, Inc.*                                132,438
                                                            ----------
             Total Investment Companies                        470,782
                                                            ----------
             (Cost $428,599)
 RIGHTS - 0.9%
             Brazil - 0.0%
  2,389,574  Banco Bradesco SA*                                  8,610
                                                            ----------
             South Korea - 0.9%
      2,000  Korea Telecom Corp.*                              315,419
      1,000  Pohang Iron And Steel Co., Ltd*                   135,886
                                                            ----------
                                                               451,305
                                                            ----------
             Total Rights                                      459,915
                                                            ----------
             (Cost $232,165)

                       See Notes to Financial Statements.
--------------------------------------------

                          Select Emerging Markets Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                         Value
  Shares                                               (Note 2)
-----------------------------------------------------------------
 WARRANTS - 0.4%
         Mexico - 0.0%
   1,000 Cemex SA, ADR, Warrants*                     $        90
     818 Cemex SA, Warrants*                               21,370
                                                      -----------
                                                           21,460
                                                      -----------
         Thailand - 0.4%
 131,000 Bangkok Bank Public Co., Ltd.*                   199,580
  37,000 Siam Commercial Bank Public Company, Ltd.*        17,248
                                                      -----------
                                                          216,828
                                                      -----------
         Total Warrants                                   238,288
                                                      -----------
         (Cost $189,443)

 Total Investments - 95.3%                             48,095,843
                                                      -----------
 (Cost $35,075,922)

 Net Other Assets And Liabilities - 4.7%                2,356,433
                                                      -----------
 Total Net Assets - 100.0%                            $50,452,276
                                                      ===========

------------------
*   Non-income producing security.
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registra-tion, to qualified institutional buyers. At December 31, 1999, these secu-rities amounted to $62,995 or 0.1% of net assets.
ADR American Depositary Receipt. Shares of a foreign based corporation held in
    U.S. banks entitling the shareholder to all dividends and capital gains. GDR Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

Industry Concentration
 of Total Investments
as a Percentage of Net
        Assets:

Telephone Systems           19.7%
Banking                     14.7
Electronics                  9.7
Oil & Gas                    5.3
Beverages, Food & Tobacco    5.0
Computers & Information      4.9
Electric Utilities           4.4
Metals                       3.6
Computer Software &
 Processing                  2.9
Financial Services           2.6
Industrial - Diversified     2.2
Building Materials           2.2
Forest Products & Paper      1.9
Retailers                    1.8
Pharmaceuticals              1.6
Food Retailers               1.5
Media - Broadcasting &
 Publishing                  1.4
Textiles, Clothing &
 Fabrics                     1.1
Heavy Machinery              1.1
Chemicals                    1.0
Insurance                    1.0
Investment Companies         0.9
Real Estate                  0.8
Automotive                   0.8
Communications               0.7
Industrial                   0.7
Industrial-Diversified       0.4
Electrical Equipment         0.4
Mining                       0.3
Commercial Services          0.2
Heavy Construction           0.2
Home Construction,
 Furnishings & Appliances    0.1
Transportation               0.1
Entertainment & Leisure      0.1
Net Other Assets and
 Liabilities                 4.7
                           ------
                           100.0%
                           ======


                       See Notes to Financial Statements.
                         ------------------------------------------------------

                          Select Emerging Markets Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------


FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

 Currency   Contracts To Settlement Contracts At In Exchange  Unrealized
   Value      Deliver       Date       Value     for U.S. $  Depreciation
 --------   ------------ ---------- ------------ ----------- ------------
 1,949,000      HKD      01/21/2000 $    250,726 $   244,214 $     (6,512)
                                    ============ =========== ============

------------------
HKD  Hong Kong Dollars

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $35,506,314. Net unrealized appreciation (depreciation) aggregated $12,589,529 of which $13,846,489 related to appreciated investment securities and $(1,256,960) related to depreciated investment securities.

At December 31, 1999, the Portfolio had a capital loss carryforward of $390,392 which expires in 2006.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $30,489,421 and $17,629,658 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
--------------------------------------------

                         Select Aggressive Growth Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                     Value
  Shares                                           (Note 2)
-------------------------------------------------------------
 COMMON STOCKS - 98.4%
         Electronics - 17.3%
 675,200 Adaptec, Inc.*                           $33,675,600
  41,700 ANADIGICS, Inc.*                           1,967,719
 217,500 Audiovox Corp.*                            6,606,563
 150,700 Credence Systems Corp.*                   13,035,550
 170,700 CTS Corp.                                 12,866,513
 188,700 Electroglas, Inc.*                         4,788,263
 299,900 Helix Technology Corp.                    13,439,269
 331,600 Integrated Device Technology, Inc.*        9,616,400
 222,100 KEMET Corp.*                              10,008,381
 517,800 Power Integrations, Inc.                  24,822,038
 366,600 RF Micro Devices, Inc.                    25,089,188
  23,500 Sanmina Corp.*                             2,347,063
  15,000 Semtech Corp.*                               781,875
 265,533 Three-Five Systems, Inc.                  10,886,853
 264,100 Trimble Navigation, Ltd.*                  5,711,163
                                                  -----------
                                                  175,642,438
                                                  -----------
         Computer Software & Processing - 14.1%
  93,000 Broadvision, Inc.                         15,815,800
 324,200 Compuware Corp.*                          12,076,450
  93,900 CyberSource Corp.*                         4,871,063
 149,000 DST Systems, Inc.*                        11,370,563
  71,800 Electronics for Imaging, Inc.*             4,173,375
 146,800 Netopia, Inc.*                             7,973,075
  36,700 Network Solutions, Inc.*                   7,984,544
 277,500 Rational Software Corp.*                  13,632,188
 766,600 S3, Inc.*                                  8,815,900
 879,700 Sybase, Inc.*                             14,954,900
 243,700 Symantec Corp.*                           14,286,913
 163,700 USWeb Corp.*                               7,274,419
 103,400 VeriSign, Inc.                            19,742,938
                                                  -----------
                                                  142,972,128
                                                  -----------
         Communications - 7.2%
 217,300 CTC Communications Group, Inc.*            8,478,090
 269,100 Davox Corp.*                               5,281,088
 233,000 Exodus Communications, Inc.               20,693,313
 255,400 Harmonic, Inc.                            24,247,038
 214,600 Sawtek, Inc.                              14,284,313
                                                  -----------
                                                   72,983,842
                                                  -----------
         Computers & Information - 6.8%
 376,600 Advanced Digital Information Corp.        18,312,175
 362,600 Mercury Computer Systems, Inc.            12,691,000
 447,356 Siebel Systems, Inc.                      37,577,904
                                                  -----------
                                                   68,581,079
                                                  -----------
         Pharmaceuticals - 5.4%
 212,700 Alpharma, Inc. Class A                     6,540,525
 118,000 Andrx Corp.*                               4,992,875
 115,000 Biogen, Inc.                               9,717,500
 119,300 Medimmune, Inc.*                          19,788,888
 215,200 Millipore Corp.                            8,312,100

                                                         Value
  Shares                                               (Note 2)
----------------------------------------------------------------
         Pharmaceuticals (Continued)
 192,000 Priority Healthcare Corp. Class B*           $5,556,000
                                                      ----------
                                                      54,907,888
                                                      ----------
         Apparel Retailers - 4.6%
 215,800 Abercrombie & Fitch Co., Class A              5,759,163
 167,200 AnnTaylor Stores Corp.*                       5,757,950
 269,115 Intimate Brands, Inc.                        11,605,584
 334,800 Pacific Sunwear Of California, Inc.*         10,671,750
 177,000 Timberland Co.*                               9,358,875
 173,300 Tommy Hilfiger Corp.                          4,040,056
                                                      ----------
                                                      47,193,378
                                                      ----------
         Media - Broadcasting & Publishing - 4.5%
 138,000 Central Newspapers, Inc.                      5,433,750
 116,600 Hispanic Broadcasting Corp.*                 10,752,712
 435,800 Price Communications Corp.*                  12,120,688
 307,400 Valuevision International, Inc.*             17,617,863
                                                      ----------
                                                      45,925,013
                                                      ----------
         Telephone Systems - 4.4%
 192,700 BroadWing, Inc.*                              7,105,812
  95,400 Powertel, Inc.*                               9,575,775
  77,400 Rural Cellular Corp., Class A*                7,004,700
 578,700 Talk.com, Inc.*                              10,271,925
 160,100 Western Wireless Corp., Class A*             10,686,675
                                                      ----------
                                                      44,644,887
                                                      ----------
         Advertising - 3.9%
  48,000 DoubleClick, Inc.*                           12,147,000
 197,200 TMP Worldwide Inc.*                          27,879,150
                                                      ----------
                                                      40,026,150
                                                      ----------
         Commercial Services - 3.4%
 629,200 Danka Business Systems, Plc*                  7,982,975
 305,100 Manpower, Inc.                               11,479,388
 248,200 Profit Recovery Group International, Inc.*    6,577,300
 213,200 Valassis Communications, Inc.*                9,007,700
                                                      ----------
                                                      35,047,363
                                                      ----------
         Medical Supplies - 3.4%
 193,200 Allergan, Inc.                                9,611,700
 409,300 LTX Corp.*                                    9,158,088
 143,700 ResMed, Inc.*                                 5,999,475
 187,400 Waters Corp.                                  9,932,200
                                                      ----------
                                                      34,701,463
                                                      ----------
         Heavy Machinery - 2.6%
 203,500 American Standard Companies, Inc.*            9,335,563
 127,200 Briggs & Stratton Corp.                       6,821,100
 227,600 Dycom Industries, Inc.*                      10,028,625
                                                      ----------
                                                      26,185,288
                                                      ----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                         Select Aggressive Growth Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                                 Value
  Shares                                                       (Note 2)
------------------------------------------------------------------------
         Restaurants - 2.1%
 267,200 Applebee's International, Inc.                       $7,882,400
 154,700 Brinker International, Inc.*                          3,712,800
 208,000 CEC Entertainment, Inc.*                              5,902,000
 212,500 Darden Restaurants, Inc.                              3,851,563
                                                              ----------
                                                              21,348,763
                                                              ----------
         Home Construction, Furnishings & Appliances - 2.0%
 413,000 Furniture Brands International, Inc.*                 9,086,000
 122,500 Maytag Corp.                                          5,880,000
 255,400 Miller (Herman), Inc.                                 5,874,200
                                                              ----------
                                                              20,840,200
                                                              ----------
         Transportation - 2.0%
 298,500 Avis Rent A Car, Inc.*                                7,630,406
  99,500 Hertz Corp. Class A                                   4,987,438
 160,800 USFreightways Corp.                                   7,698,300
                                                              ----------
                                                              20,316,144
                                                              ----------
         Financial Services - 1.9%
 410,888 Metris Cos., Inc.                                    14,663,566
  37,700 SEI Investment Co.                                    4,486,888
                                                              ----------
                                                              19,150,454
                                                              ----------
         Forest Products & Paper - 1.8%
 221,800 Boise Cascade Corp.                                   8,982,900
 191,200 Willamette Industries, Inc.                           8,878,850
                                                              ----------
                                                              17,861,750
                                                              ----------
         Metals - 1.7%
 314,200 CommScope, Inc.*                                     12,666,187
  86,500 Nucor Corp.                                           4,741,281
                                                              ----------
                                                              17,407,468
                                                              ----------
         Chemicals - 1.7%
 191,400 Church & Dwight Co., Inc.                             5,107,988
 138,100 Sealed Air Corp.*                                     7,155,306
 160,500 The Lubrizol Corp.                                    4,955,438
                                                              ----------
                                                              17,218,732
                                                              ----------
         Banking - 1.5%
 159,300 City National Corp.                                   5,246,944
 165,100 Cullen/Frost Bankers, Inc.                            4,251,325
 310,800 Roslyn Bancorp, Inc.                                  5,749,800
                                                              ----------
                                                              15,248,069
                                                              ----------
         Retailers - 1.5%
 110,000 Drugstore.Com, Inc.*                                  3,980,625
 223,400 Zale Corp.*                                          10,806,975
                                                              ----------
                                                              14,787,600
                                                              ----------

                                                            Value
     Shares                                                (Note 2)
-----------------------------------------------------------------------
             Health Care Providers - 1.5%
    415,100  Apria Healthcare Group Inc.*               $    7,445,856
      1,908  Coram Healthcare Corp.*                             2,146
    353,700  Laser Vision Centers                            3,735,956
     84,400  Patterson Dental Co.*                           3,587,000
                                                        --------------
                                                            14,770,958
                                                        --------------
             Beverages, Food & Tobacco - 1.0%
    358,800  IBP, Inc.                                       6,458,400
    381,000  The Topps Co., Inc.*                            3,952,875
                                                        --------------
                                                            10,411,275
                                                        --------------
             Insurance - 0.7%
    128,400  United Healthcare Corp.                         6,821,250
                                                        --------------
             Lodging - 0.6%
    280,000  Station Casinos, Inc.*                          6,282,500
                                                        --------------
             Automotive - 0.5%
    260,000  Meritor Automotive, Inc.                        5,037,500
                                                        --------------
             Oil & Gas - 0.3%
    146,200  UTI Energy Corp.*                               3,371,738
                                                        --------------
             Total Common Stocks                           999,685,318
                                                        --------------
             (Cost $724,071,263)
  Par Value
 ----------
 COMMERCIAL PAPER (A) - 2.5%
             Financial Services - 0.6%
 $6,019,000  Associates Corp. of North America 4.00%,
             01/03/00                                        6,016,994
                                                        --------------
             Oil & Gas - 1.9%
 19,588,000  Exxon Corp. 4.50%, 01/03/00                    19,580,655
                                                        --------------
             Total Commercial Paper                         25,597,649
                                                        --------------
             (Cost $25,597,649)
 Total Investments - 100.9%                              1,025,282,967
                                                        --------------
 (Cost $749,668,912)
 Net Other Assets And Liabilities - (0.9)%                  (9,584,051)
                                                        --------------
 Total Net Assets - 100.0%                              $1,015,698,916
                                                        ==============

------------------
*   Non-income producing security.
(A) Effective yield at time of purchase

                       See Notes to Financial Statements.
--------------------------------------------

                         Select Aggressive Growth Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $749,668,915. Net unrealized appreciation (depreciation) aggregated $275,614,052 of which $305,699,607 related to appreciated investment securities and $(30,085,555) related to depreciated investment securities.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $882,678,848 and $916,071,365 of non-governmental issuers, respectively.

At December 31, 1999, the value of the securities loaned amounted to $89,926,321. The value of collateral amounted to $92,597,758.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                        Select Capital Appreciation Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                                  Value
  Shares                                                        (Note 2)
-------------------------------------------------------------------------
 COMMON STOCKS - 96.0%


         Computer Software & Processing - 15.3%
 145,000 Affiliated Computer Services, Class A*                $6,670,000
 188,000 Ceridian Corp.*                                        4,053,750
 217,000 CIBER, Inc.*                                           5,967,500
  19,000 Citrix Systems, Inc.*                                  2,337,000
  14,000 CNET Inc.*                                               794,500
  10,100 eSPEED, Inc.*                                            359,181
  81,500 Intuit, Inc.                                           4,884,906
 148,000 Keane, Inc.*                                           4,699,000
 112,500 National Data Corp.                                    3,817,969
 250,500 NOVA Corp.*                                            7,906,406
 127,000 Novell, Inc.*                                          5,072,063
 145,000 Parametric Technology Corp.*                           3,924,063
  28,000 Peregrine Systems, Inc.*                               2,357,250
  41,000 Psinet, Inc.*                                          2,531,750
 146,800 SunGard Data Systems, Inc.*                            3,486,500
  73,000 Synopsys, Inc.*                                        4,872,750
                                                               ----------
                                                               63,734,588
                                                               ----------
         Pharmaceuticals - 9.8%
 250,500 AmeriSource Health Corp., Class A                      3,804,469
  49,000 Biogen, Inc.                                           4,140,500
  72,000 Gilead Sciences, Inc.*                                 3,897,000
  35,500 Medimmune, Inc.*                                       5,888,563
 100,000 Millipore Corp.                                        3,862,500
 139,000 Mylan Laboratories                                     3,501,051
  27,700 QLT Phototherapeutics Inc.*                            1,627,375
  85,000 Schein (Henry), Inc.*                                  1,131,563
  31,500 Sepracor, Inc.*                                        3,124,406
 108,000 Shire Pharmaceuticals Group, Plc, ADR*                 3,145,500
  90,000 Teva Pharmaceutical Industries, Ltd., Sponsored ADR    6,451,875
  16,000 Watson Pharmaceuticals, Inc.*                            573,000
                                                               ----------
                                                               41,147,802
                                                               ----------
         Electronics - 9.7%
 103,000 Analog Devices, Inc.*                                  9,579,000
  33,000 Lattice Semiconductor Corp.*                           1,555,125
  98,000 Maxim Intergrated Products, Inc.                       4,624,375
  91,000 Molex Inc., Class A                                    4,117,750
  25,000 PMC-Sierra, Inc.                                       4,007,813
  25,000 Sanmina Corp.*                                         2,496,875
 108,000 SCI Systems, Inc.*                                     8,876,250
 112,000 Xilinx, Inc.                                           5,092,506
                                                               ----------
                                                               40,349,694
                                                               ----------
         Retailers - 9.5%
 158,500 BJ'S Wholesale Club, Inc.*                             5,785,250
 108,800 Borders Group, Inc.*                                   1,747,600
 192,000 Circuit City Stores, Inc.                              8,652,000
 167,000 Consolidated Stores Corp.*                             2,713,750
  29,000 Costco Wholesale Corp.*                                2,646,250
 237,000 Family Dollar Stores, Inc.                             3,866,063
 114,000 MSC Industrial Co., Class A*                           1,510,500
 146,000 O'Reilly Automotive, Inc.                              3,139,000

                                                           Value
  Shares                                                 (Note 2)
------------------------------------------------------------------
         Retailers (continued)
 133,000 Shopko Stores, Inc.*                           $3,059,000
 104,500 Tech Data Corp.*                                2,834,563
 178,000 TJX Cos., Inc.                                  3,637,875
                                                        ----------
                                                        39,591,851
                                                        ----------
         Telephone Systems - 8.4%
 127,400 Crown Castle International Corp.*               4,092,725
  78,500 Pinnacle Holdings, Inc.*                        3,326,438
   9,000 Tritel, Inc.*                                     285,188
 106,000 VoiceStream Wireless Corp.*                    15,085,125
 184,000 Western Wireless Corp., Class A*               12,282,000
                                                        ----------
                                                        35,071,476
                                                        ----------
         Medical Supplies - 4.4%
  68,600 Danaher Corp.                                   3,309,950
  29,000 KLA-Tencor Corp.*                               3,229,875
 374,000 Omnicare, Inc.                                  4,488,000
 174,000 Sybron International Corp.*                     4,295,625
  58,000 Waters Corp.                                    3,074,000
                                                        ----------
                                                        18,397,450
                                                        ----------
         Commercial Services - 4.3%
  15,000 Affymetrix Inc.*                                2,545,313
  22,700 Apollo Group, Inc.*                               455,419
  37,000 Concord EFS, Inc.                                 952,750
 108,500 Manpower, Inc.                                  4,082,313
 292,500 Republic Services, Inc.*                        4,204,688
  60,000 Robert Half International, Inc.*                1,713,750
  46,000 Sotheby's Holdings Inc.                         1,380,000
 142,500 United Rentals, Inc.*                           2,440,313
                                                        ----------
                                                        17,774,546
                                                        ----------
         Transportation - 3.7%
  49,000 C.H. Robinson Worldwide Inc.                    1,947,750
  20,300 Expeditors International of Washington, Inc.      889,394
 124,000 Galileo International, Inc.                     3,712,250
 100,000 Hertz Corp. Class A                             5,012,500
  79,500 Royal Caribbean Cruises, Ltd.                   3,920,344
                                                        ----------
                                                        15,482,238
                                                        ----------
         Insurance - 3.6%
 146,000 ACE, Ltd.                                       2,436,375
  36,000 E.W. Blanch Holdings, Inc.                      2,205,000
  58,000 MGIC Investment Corp.                           3,490,875
 102,000 Protective Life Corp.                           3,244,875
  75,000 Radian Group, Inc.                              3,581,250
                                                        ----------
                                                        14,958,375
                                                        ----------
         Financial Services - 3.6%
 194,000 Federated Investors, Inc., Class B              3,892,125
 196,000 Heller Financial, Inc.                          3,932,250
  20,000 NextCard, Inc.*                                   577,500
 177,000 Waddell & Reed Financial, Class A               4,801,125
  68,000 Waddell & Reed Financial, Class B               1,708,500
                                                        ----------
                                                        14,911,500
                                                        ----------

                       See Notes to Financial Statements.
--------------------------------------------

                        Select Capital Appreciation Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                       Value
  Shares                                             (Note 2)
--------------------------------------------------------------
         Oil & Gas - 3.3%
 179,000 BJ Services Co.*                           $7,484,438
 133,500 Devon Energy Corp.                          4,388,813
 271,500 Ocean Energy, Inc.*                         2,104,125
                                                    ----------
                                                    13,977,376
                                                    ----------
         Media - Broadcasting & Publishing - 2.9%
  10,000 Allegiance Telecom Inc.*                      922,500
 120,000 Charter Communications, Inc. Class-A*       2,625,000
 102,500 Infinity Broadasting Corp., Class A*        3,709,219
  83,000 Rogers Communications, Inc., Class B*       2,054,250
  27,000 Univision Communications, Inc.*             2,759,063
                                                    ----------
                                                    12,070,032
                                                    ----------
         Banking - 2.6%
  83,500 Capital One Financial Corp.                 4,023,656
 124,000 CIT Group, Inc., Class A                    2,619,500
  39,000 First Tennessee National Corp.              1,111,500
 167,000 North Fork Bancorp., Inc.                   2,922,500
                                                    ----------
                                                    10,677,156
                                                    ----------
         Heavy Machinery - 2.3%
 117,000 Pentair, Inc.                               4,504,500
 100,200 Smith International, Inc.*                  4,978,688
                                                    ----------
                                                     9,483,188
                                                    ----------
         Restaurants - 1.9%
 129,500 Outback Steakhouse, Inc.*                   3,358,906
 169,000 Viad Corp.                                  4,710,875
                                                    ----------
                                                     8,069,781
                                                    ----------
         Advertising - 1.3%
  47,300 Catalina Marketing Corp.*                   5,474,975
                                                    ----------
         Textiles, Clothing & Fabrics - 1.3%
 179,500 Jones Apparel Group, Inc.*                  4,868,938
  47,000 Warnaco Group, Inc.                           578,688
                                                    ----------
                                                     5,447,626
                                                    ----------
         Food Retailers - 1.3%
 117,000 Whole Foods Market, Inc.*                   5,425,875
                                                    ----------
         Beverages, Food & Tobacco - 1.2%
 309,000 U.S. Foodservice, Inc.                      5,175,750
                                                    ----------
         Health Care Providers - 1.2%
  73,000 Wellpoint Health Networks Inc.*             4,813,438
                                                    ----------

                                                           Value
     Shares                                               (Note 2)
--------------------------------------------------------------------
             Communications - 1.1%
     40,000  ADC Telecommunications, Inc.*              $  2,902,500
     28,000  McLeodUSA, Inc.*                              1,648,500
                                                        ------------
                                                           4,551,000
                                                        ------------
             Entertainment & Leisure - 1.0%
    137,500  Premier Parks Inc.*                           3,970,313
                                                        ------------
             Computers & Information - 0.7%
     20,000  EarthLink Network, Inc.*                        850,000
    121,000  Quantum Corp.*                                1,830,125
      2,000  Safeguard Scientifics, Inc.*                    324,125
                                                        ------------
                                                           3,004,250
                                                        ------------
             Electrical Equipment - 0.6%
     82,200  Teleflex, Inc.                                2,573,888
                                                        ------------
             Chemicals - 0.5%
     58,500  Great Lakes Chemical Corp.                    2,233,969
                                                        ------------
             Building Materials - 0.5%
     51,000  Martin Marietta Materials, Inc.               2,091,000
                                                        ------------
             Total Common Stocks                         400,459,137
                                                        ------------
             (Cost $302,056,002)
  Par Value
 ----------
 U.S. GOVERNMENT AGENCY OBLIGATIONS (A) - 3.3%

             Fannie Mae - 1.4%
 $5,950,000  5.00%, 01/21/00                               5,932,646
             Federal Home Loan Bank - 1.2%
  5,000,000  5.82%, 03/22/00                               4,926,442
             Freddie Mac - 0.7%
  2,812,000  5.61%, 01/27/00                               2,790,966
                                                        ------------
             Total U.S. Government Agency Obligations     13,650,054
                                                        ------------
             (Cost $13,650,054)
 Total Investments - 99.3%                               414,109,191
                                                        ------------
 (Cost $315,706,056)
 Net Other Assets And Liabilities - 0.7%                   2,977,832
                                                        ------------
 Total Net Assets - 100.0%                              $417,087,023
                                                        ============

------------------
*    Non-income producing security.
(A)  Effective yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                        Select Capital Appreciation Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $315,775,185. Net unrealized appreciation (depreciation) aggregated $98,334,006, of which $128,355,870 related to appreciated investment securities and $(30,021,864) related to depreciated investment securities.

For the period ended December 31, 1999, the Portfolio has elected to defer $2,599,303 of capital losses attributable to Post-October losses.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $214,226,542 and $199,474,840 of non-governmental issuers, respectively.

At December 31, 1999, the value of the securities loaned amounted to $52,618,652. The value of collateral amounted to $54,179,521.

                       See Notes to Financial Statements.
--------------------------------------------

                         Select Value Opportunity Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                     Value
  Shares                                           (Note 2)
------------------------------------------------------------
 COMMON STOCKS - 95.1%
         Computer Software & Processing - 11.2%
 166,600 Cabletron Systems, Inc.*                 $4,331,600
 187,600 Comdisco, Inc.                            6,988,100
  59,800 Electronics for Imaging, Inc.*            3,475,875
 134,700 Fiserv, Inc*                              5,160,694
  63,300 Psinet, Inc.*                             3,908,775
 176,100 Sterling Commerce Corp.*                  5,998,406
  78,600 Symantec Corp.*                           4,607,925
                                                  ----------
                                                  34,471,375
                                                  ----------
         Oil & Gas - 9.9%
 189,400 Alberta Energy Co., Ltd.                  5,930,588
  90,500 Amerada Hess Corp.                        5,135,875
 120,000 Columbia Energy Group                     7,590,000
 118,400 Diamond Offshore Drilling, Inc.           3,618,600
 102,300 Helmerich & Payne, Inc.                   2,231,419
 290,500 Kinder Morgan, Inc.                       5,864,469
                                                  ----------
                                                  30,370,951
                                                  ----------
         Commercial Services - 9.0%
 251,500 Convergys Corp.*                          7,733,625
  93,900 H&R Block, Inc.                           4,108,125
 890,200 Republic Services, Inc.*                 12,796,625
 284,075 Safety-Kleen Corp.*                       3,213,598
                                                  ----------
                                                  27,851,973
                                                  ----------
         Electric Utilities - 6.7%
 232,900 Illinova Corp.                            8,093,275
 211,100 Montana Power Co.                         7,612,794
 346,700 Niagara Mohawk Power Corp.*               4,832,131
                                                  ----------
                                                  20,538,200
                                                  ----------
         Retailers - 6.5%
 343,500 Consolidated Stores Corp.*                5,581,875
 524,100 K Mart Corp.*                             5,273,756
 449,600 Rite Aid Corp.                            5,029,900
 181,600 Shopko Stores, Inc.*                      4,176,800
                                                  ----------
                                                  20,062,331
                                                  ----------
         Heavy Machinery - 6.3%
 300,500 Applied Power, Inc., Class A             11,043,375
 394,400 Pall Corp.                                8,504,250
                                                  ----------
                                                  19,547,625
                                                  ----------
         Insurance - 5.8%
 290,800 Everest Reinsurance Holdings, Inc.        6,488,475
 404,200 Humana, Inc.*                             3,309,388
 209,500 ReliaStar Financial Corp.                 8,209,781
                                                  ----------
                                                  18,007,644
                                                  ----------
         Banking - 5.6%
 219,700 CIT Group, Inc., Class A                  4,641,163
 268,400 Dime Bancorp, Inc.                        4,059,551

                                                        Value
  Shares                                              (Note 2)
---------------------------------------------------------------
         Banking (continued)
 406,120 Sovereign Bancorp, Inc.                     $3,026,853
 142,000 UnionBanCal Corp.                            5,600,125
                                                     ----------
                                                     17,327,692
                                                     ----------
         Telephone Systems - 4.7%
 201,300 BroadWing, Inc.                              7,422,938
  56,800 Telephone & Data Systems, Inc.               7,156,800
                                                     ----------
                                                     14,579,738
                                                     ----------
         Automotive - 3.7%
  80,700 Borg-Warner Automotive, Inc.                 3,268,350
 210,028 Goodrich (B.F.) Co.                          5,775,770
 243,700 Tenneco Automotive, Inc.                     2,269,456
                                                     ----------
                                                     11,313,576
                                                     ----------
         Health Care Providers - 3.5%
 322,700 Manor Care, Inc.*                            5,163,200
  84,700 Wellpoint Health Networks Inc.*              5,584,906
                                                     ----------
                                                     10,748,106
                                                     ----------
         Beverages, Food & Tobacco - 3.2%
 241,600 Keebler Food Co*                             6,795,000
 233,100 Whitman Corp.                                3,132,281
                                                     ----------
                                                      9,927,281
                                                     ----------
         Household Products - 2.7%
 239,000 Fortune Brands Inc.                          7,901,937
  15,400 Snap-On, Inc.                                  409,063
                                                     ----------
                                                      8,311,000
                                                     ----------
         Medical Supplies - 2.3%
 181,500 Tektronix, Inc.                              7,055,813
                                                     ----------
         Lodging - 2.1%
 270,500 Starwood Hotels & Resorts Worldwide, Inc.    6,356,750
                                                     ----------
         Transportation - 1.8%
  72,100 Kansas City Southern Industries, Inc.        5,380,463
                                                     ----------
         Restaurants - 1.5%
 170,200 Viad Corp.                                   4,744,325
                                                     ----------
         Metals - 1.5%
 368,300 MascoTech, Inc.                              4,672,806
                                                     ----------
         Pharmaceuticals - 1.5%
 559,500 Bergen Brunswig Corporation, Class A         4,650,844
                                                     ----------
         Forest Products & Paper - 1.5%
 424,900 Pactiv Corp.*                                4,514,563
                                                     ----------
         Computers & Information - 1.4%
 292,800 Quantum Corp.*                               4,428,600
                                                     ----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                         Select Value Opportunity Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                          Value
  Shares                                                (Note 2)
------------------------------------------------------------------
         Electronics - 1.2%
  48,200 Cypress Semiconductor Corp.*                  $ 1,560,472
  71,700 Integrated Device Technology, Inc.*             2,079,300
                                                       -----------
                                                         3,639,772
                                                       -----------
         Advertising - 1.2%
  80,400 True North Communications Inc.                  3,592,875
                                                       -----------
         Industrial-Diversified - 0.3%
  70,400 Johns Manville Corp.                              985,600
                                                       -----------
         Total Common Stocks                           293,079,903
                                                       -----------
         (Cost $290,085,189)

 INVESTMENT COMPANY - 2.2%
 808,800 John Hancock Bank & Thrift Opportunity Fund     6,824,250
                                                       -----------
         Total Investment Company                        6,824,250
                                                       -----------
         (Cost $7,038,823)

                                                    Value
  Par Value                                        (Note 2)
-------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS (A) - 1.7%


             U.S. Treasury Bills - 1.7%
 $4,000,000  4.93%, 01/13/00                     $  3,987,975
  1,300,000  4.93%, 01/20/00                        1,287,913
                                                 ------------
             Total U.S. Government Obligations      5,275,888
                                                 ------------
             (Cost $5,275,888)
 Total Investments - 99.0%                        305,180,041
                                                 ------------
 (Cost $302,399,900)
 Net Other Assets and Liabilities - 1.0%            3,150,943
                                                 ------------
 Total Net Assets - 100.0%                       $308,330,984
                                                 ============

------------------
*   Non-income producing security.
(A) Effective yield at time of purchase

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $303,659,594. Net unrealized appreciation (depreciation) aggregated $1,520,447, of which $36,094,809 related to appreciated investment securities and $(34,574,362) related to depreciated investment securities.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $325,524,802 and $267,616,433 of non-governmental issuers, respectively.

At December 31, 1999, the value of the securities loaned amounted to $19,084,168. The value of collateral amounted to $19,835,748.

                       See Notes to Financial Statements.
--------------------------------------------

                        Select International Equity Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                        Value
    Shares                                            (Note 2)
---------------------------------------------------------------
 COMMON STOCKS - 97.3%
            Australia - 3.7%
    88,055  Brambles Industries, Ltd.                $2,435,099
   439,570  National Australia Bank, Ltd.             6,723,970
   789,584  News Corp., Ltd.                          7,666,703
   966,300  Telstra Corp.                             5,252,710
   468,917  Westpac Banking Corp., Ltd.               3,234,589
                                                     ----------
                                                     25,313,071
                                                     ----------
            Denmark - 0.6%
    52,200  Tele Danmark                              3,877,494
                                                     ----------
            France - 9.0%
    39,337  Alcatel Alsthom                           9,034,788
   139,074  Aventis*                                  8,083,551
    88,200  Axa                                      12,296,641
    74,460  Michelin, Class B                         2,925,295
    91,210  Total SA, Class B                        12,174,200
   188,290  Vivendi                                  17,004,338
                                                     ----------
                                                     61,518,813
                                                     ----------
            Germany - 7.6%
   216,034  Bayerische Motoren Werke (BMW) AG         6,593,963
    10,178  Celanese AG*                                184,541
    83,530  HypoVereinsbank                           5,704,982
   126,210  Mannesmann AG                            30,449,576
   124,770  Veba AG                                   6,064,421
   160,472  Viag AG                                   2,942,062
                                                     ----------
                                                     51,939,545
                                                     ----------
            Hong Kong - 1.2%
   406,000  Cheung Kong Holdings Ltd.                 5,157,905
   295,500  Hong Kong Electric                          923,792
   224,000  Sun Hung Kai Properties Ltd.              2,334,237
                                                     ----------
                                                      8,415,934
                                                     ----------
            Italy - 2.8%
   624,970  ENI                                       3,437,460
 1,125,852  Telecom Italia                           15,877,891
                                                     ----------
                                                     19,315,351
                                                     ----------
            Japan - 23.8%
    27,100  Acom Co., Ltd.                            2,656,394
   185,000  Bank of Tokyo Mitsubishi                  2,579,714
   402,000  Canon, Inc.                              15,982,354
   152,000  Fuji Photo Film                           5,551,906
   450,000  Hitachi Ltd (Hit. Seisakusho)*            7,226,775
   109,000  Honda Motor Co., Ltd.                     4,056,010
    33,000  Hoya Corp.                                2,601,350
   249,500  Kao Corp.                                 7,121,928
    10,300  Keyence Corp.                             4,185,761
    11,800  Mabuchi Motor Co., Ltd.                   2,060,262
   100,000  Murata Manufacturing Co., Ltd.           23,501,760
       290  Nippon Telegraph & Telephone Corp.*       4,969,644
       538  NTT Mobile Communication Network, Inc.   20,704,465
   112,000  Pioneer Corp.*                            2,961,224

                                                     Value
  Shares                                           (Note 2)
-------------------------------------------------------------
         Japan (continued)
  24,100 Rohm Co., Ltd.                           $ 9,911,867
 205,000 Shiseido Co., Ltd.                         2,991,094
  89,400 Sony Corp.                                26,525,856
 260,000 Takeda Chemical Industries, Ltd.          12,857,416
  23,600 Takefuji Corp.                             2,955,777
                                                  -----------
                                                  161,401,557
                                                  -----------
         Netherlands - 9.7%
 262,287 ABN-Amro Holdings                          6,552,559
 175,495 Elsevier NV                                2,096,674
 103,015 Fortis (NL) NV*                            3,709,869
 331,092 ING Groep NV                              19,991,600
 223,385 Koninklijke Ahold, NV                      6,613,559
 147,885 Koninklijke, NV                           14,435,439
 101,700 Royal Dutch Petroleum Co.                  6,233,956
 129,160 TNT Post Group, NV                         3,701,622
  46,350 VNU NV*                                    2,436,328
                                                  -----------
                                                   65,771,606
                                                  -----------
         New Zealand - 0.2%
 221,966 Telecom Corp. Of New Zealand, Ltd.         1,044,594
                                                  -----------
         Portugal - 0.3%
 106,317 Electricidade de Portugal                  1,856,018
                                                  -----------
         Singapore - 2.4%
 606,075 DBS Group Holdings Ltd.                    9,943,448
 254,200 Overseas Chinese Banking Corp.             2,337,293
 173,000 Singapore Press Holdings, Ltd.             3,753,183
                                                  -----------
                                                   16,033,924
                                                  -----------
         South Korea - 1.0%
  57,475 Korea Telecom Corp., Sponsored ADR         4,296,256
  71,600 Pohang Iron & Steel Co., Sponsored ADR     2,506,000
                                                  -----------
                                                    6,802,256
                                                  -----------
         Spain - 2.5%
 695,214 Banco de Santander                         7,871,700
 369,372 Telefonica SA                              9,227,799
                                                  -----------
                                                   17,099,499
                                                  -----------
         Sweden - 0.5%
  51,250 Ericsson AB                                3,298,865
                                                  -----------
         Switzerland - 8.6%
   4,225 Alusuisse Lonza Holdings, Registered       3,116,063
   4,225 Lonza AG, Registered*                      2,569,293
   6,105 Nestle SA                                 11,187,514
   7,094 Novartis AG                               10,419,508
     922 Roche Holdings AG                         10,947,230
   5,425 Schweiz Rueckversich Sponsored ADR        11,147,867
  32,920 Union Bank of Switzerland                  8,892,824
                                                  -----------
                                                   58,280,299
                                                  -----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                        Select International Equity Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                          Value
    Shares                                              (Note 2)
-----------------------------------------------------------------
            United Kingdom - 23.4%
   694,125  Allied Zurich, Plc                         $8,233,503
   369,150  Barclays Bank, Plc                         10,654,518
    39,306  British Aerospace Plc*                        260,431
   692,575  British American Tobacco Industries, Plc    3,875,304
 1,163,300  BTR Siebe, Plc, Sponsored ADR               6,297,757
   678,500  Cable & Wireless, Plc                      11,480,084
   769,960  Cadbury Schweppes, Plc                      4,522,976
   746,290  Diageo, Plc                                 6,000,022
   239,631  EMI Group, Plc                              2,337,049
   420,075  Glaxo Wellcome, Plc                        11,907,110
   835,692  Granada Group, Plc                          8,427,118
   254,400  HSBC Holdings, Plc                          3,567,426
   891,000  Ladbroke Group, Plc                         2,811,372
   676,840  Lloyds TSB Group, Plc                       8,455,018
    91,667  Marconi, Plc                                1,622,836
   124,178  National Power, Plc                           714,408
   215,585  National Westminster, Plc                   4,644,067
   539,100  Old Mutual Plc*                             1,433,143
   178,670  Pearson, Plc                                5,797,824
   716,050  Prudential Corp., Plc                      14,059,499

                                                     Value
    Shares                                          (Note 2)
--------------------------------------------------------------
            United Kingdom (continued)
   102,460  Railtrack Group, Plc                  $  1,680,621
 1,359,963  Shell Transportation & Trading, Plc     11,301,837
   286,400  TI Group, Plc                            2,129,012
 3,772,551  Vodafone AirTouch, Plc                  18,609,617
   189,675  Zeneca Group, Plc                        7,871,456
                                                  ------------
                                                   158,694,008
                                                  ------------
            Total Common Stocks                    660,662,834
                                                  ------------
            (Cost $430,164,521)

 Total Investments - 97.3%                         660,662,834
                                                  ------------
 (Cost $430,164,521)
 Net Other Assets and Liabilities - 2.7%            18,677,714
                                                  ------------
 Total Net Assets - 100.0%                        $679,340,548
                                                  ============

------------------
*   Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

Industry Concentration of Common Stocks
as a Percentage of Net Assets:

Telephone Systems                   14.1%
Banking                             12.2%
Pharmaceuticals                      7.9%
Electronics                          7.7%
Insurance                            7.5%
Electrical Equipment                 5.6%
Oil & Gas                            4.9%
Communications                       4.7%
Heavy Machinery                      4.5%
Media - Broadcasting & Publishing    4.4%
Beverages, Food & Tobacco            3.8%
Commercial Services                  2.9%
Automotive                           2.3%
Industrial - Diversified             1.7%
Chemicals                            1.7%
Financial Services                   1.6%
Medical Supplies                     1.6%
Securities Broker                    1.5%
Electric Utilities                   1.4%
Real Estate                          1.1%
Cosmetics & Personal Care            1.0%
Food Retailers                       1.0%
Metals                               0.8%
Entertainment & Leisure              0.8%
Transportation                       0.6%
Aerospace & Defense                  0.0%
Net Other Assets and Liabilities     2.7%
                                   ------
Total                              100.0%
                                   ======

                       See Notes to Financial Statements.
--------------------------------------------

                        Select International Equity Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------


FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

                                                                     Unrealized
  Currency     Contracts To Settlement Contracts At   In Exchange   Appreciation
    Value        Deliver      Dates        Value      for U.S. $   (Depreciation)
  --------     ------------ ---------- ------------- ------------- --------------
1,100,790,000      JPY      01/18/2000 $  10,810,500 $  10,393,341 $     (417,159)
  586,452,000      JPY      02/09/2000     5,779,722     5,651,188       (128,534)
  766,444,000      JPY      02/18/2000     7,564,541     7,383,854       (180,687)
  658,958,000      JPY      02/24/2000     6,509,969     6,307,810       (202,159)
  456,933,000      JPY      02/29/2000     4,517,760     4,465,180        (52,580)
                                       ------------- ------------- --------------
                                       $  35,182,492 $  34,201,373 $     (981,119)
                                       ============= ============= ==============

------------------
JPY   Japanese Yen

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $430,200,591. Net unrealized appreciation (depreciation) aggregated $230,462,243, of which $244,702,496 related to appreciated investment securi-ties and $(14,240,253) related to depreciated investment securities.

For the period ended December 31, 1999, the Portfolio has elected to defer $493,963 of capital losses attributable to Post-October losses.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $112,633,284 and $96,044,778 of non-governmental issuers, respectively.

At December 31, 1999, the value of the securities loaned amounted to $46,287,292. The value of collateral amounted to $48,600,244.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Select Growth Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                          Value
  Shares                                                (Note 2)
------------------------------------------------------------------
 COMMON STOCKS - 97.5%
         Computer Software & Processing - 13.6%
  50,100 Amazon.Com, Inc.*                             $ 3,813,863
 324,900 America Online, Inc.                           24,509,644
 153,000 BMC Software, Inc.*                            12,230,438
  88,900 Electronic Data Systems Corp.                   5,950,744
 522,500 Microsoft Corp.                                61,001,875
 161,600 Oracle Corp.*                                  18,109,300
 253,200 Sun Microsystems, Inc.                         19,607,175
  45,400 VERITAS Software Corp.                          6,497,875
  32,359 Yahoo!, Inc.*                                  14,001,335
                                                       -----------
                                                       165,722,249
                                                       -----------
         Telephone Systems - 8.0%
 145,700 Alltel Corp.                                   12,047,569
 483,100 AT & T Corp. - Liberty Media Group, Class A    27,415,925
 102,600 MCI WorldCom, Inc.                              5,444,213
 232,000 SBC Communications, Inc.                       11,310,000
 385,300 Sprint Corp.                                   25,935,507
  96,800 Sprint Corp. (PCS Group)*                       9,922,000
  35,400 VoiceStream Wireless Corp.*                     5,037,863
                                                       -----------
                                                        97,113,077
                                                       -----------
         Pharmaceuticals - 7.8%
 213,800 AMGEN Inc.                                     12,841,363
  63,600 Biogen, Inc.                                    5,374,200
 181,700 Bristol-Myers Squibb Co.                       11,662,869
  35,800 Genentech, Inc.                                 4,815,100
  48,000 Immunex Corp.                                   5,256,000
 190,900 Johnson & Johnson                              17,777,563
 433,100 Schering-Plough Corp.                          18,271,406
 230,900 Warner-Lambert Co.                             18,919,369
                                                       -----------
                                                        94,917,870
                                                       -----------
         Computers & Information - 7.6%
 105,700 Apple Computer, Inc.*                          10,867,281
 283,700 Cisco Systems, Inc.                            30,391,363
  41,200 Comverse Technology, Inc.                       5,963,700
 246,800 Dell Computer Corp.*                           12,586,800
 135,000 EMC Corp.                                      14,748,750
  37,500 Lexmark International Group, Inc.               3,393,750
 155,300 Solectron Corp.*                               14,772,900
                                                       -----------
                                                        92,724,544
                                                       -----------
         Communications - 6.7%
 299,500 Lucent Technologies, Inc.                      22,406,344
 115,800 Nextel Communications, Inc., Class A*          11,941,875
 108,100 Nokia Oyj Corp., Sponsored ADR                 20,539,000
  39,300 Omnipoint Corp.*                                4,740,563
 112,100 Qualcomm, Inc.                                 19,743,612
  37,400 Tellabs, Inc.                                   2,400,612
                                                       -----------
                                                        81,772,006
                                                       -----------
         Media - Broadcasting & Publishing - 6.3%
 206,600 CBS Corp.*                                     13,209,488
 188,900 Clear Channel Communications, Inc.*            16,859,325

                                                            Value
  Shares                                                  (Note 2)
--------------------------------------------------------------------
         Media - Broadcasting & Publishing (Continued)
 205,800 Comcast Corp., Class A                          $10,405,763
 213,500 Time Warner, Inc.                                15,465,406
 347,300 Viacom, Inc., Class B                            20,989,944
                                                         -----------
                                                          76,929,926
                                                         -----------
         Industrial - Diversified - 6.2%
 315,000 General Electric Co.                             48,746,250
 699,000 Tyco International Group SA                      27,173,625
                                                         -----------
                                                          75,919,875
                                                         -----------
         Banking - 6.2%
 120,700 Capital One Financial Corp.                       5,816,231
 472,450 Citigroup, Inc.                                  26,250,503
  30,900 Comerica, Inc.                                    1,442,644
 151,700 Fifth Third Bancorp                              11,130,988
 201,500 First Security Corp.                              5,144,557
 511,900 Firstar Corp.                                    10,813,888
  59,000 Northern Trust Corp.                              3,127,000
 174,000 Wells Fargo Co.                                   7,036,125
  70,200 Zions Bancorp.                                    4,154,963
                                                         -----------
                                                          74,916,899
                                                         -----------
         Retailers - 6.0%
  24,980 Costco Wholesale Corp.*                           2,272,125
 165,900 CVS Corp.                                         6,625,631
 167,700 Dayton-Hudson Corp.                              12,315,469
 222,500 Tandy Corp.                                      10,944,219
 479,700 TJX Cos., Inc.                                    9,803,869
 451,600 Wal-Mart Stores, Inc.                            31,216,850
                                                         -----------
                                                          73,178,163
                                                         -----------
         Electronics - 5.2%
 178,400 Intel Corp.                                      14,684,550
 215,700 Motorola, Inc.                                   31,761,825
  86,600 Texas Instruments, Inc.                           8,389,375
 176,000 Xilinx, Inc.                                      8,002,509
                                                         -----------
                                                          62,838,259
                                                         -----------
         Oil & Gas - 4.7%
 123,900 Burlington Resources, Inc.                        4,096,444
 401,900 Conoco, Inc., Class A                             9,947,025
 355,200 Enron Corp.                                      15,762,000
 209,000 Exxon Corp.                                      16,837,563
 179,800 Royal Dutch Petroleum Co.                        10,866,663
                                                         -----------
                                                          57,509,695
                                                         -----------
         Building Materials - 2.8%
 505,650 Home Depot, Inc.                                 34,668,628
                                                         -----------
         Insurance - 2.8%
 117,500 American General Corp.                            8,915,313
 205,750 American International Group, Inc.               22,246,719
  71,200 Lincoln National Corp.                            2,848,000
                                                         -----------
                                                          34,010,032
                                                         -----------

                       See Notes to Financial Statements.
--------------------------------------------

                               Select Growth Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                    Value
  Shares                                          (Note 2)
-------------------------------------------------------------
         Financial Services - 2.1%
  92,200 American Express Co.                   $  15,328,250
 106,400 Providian Financial Corp.                  9,689,050
                                                -------------
                                                   25,017,300
                                                -------------
         Heavy Machinery - 1.9%
  95,000 Applied Materials, Inc.*                  12,035,313
 164,900 United Technologies Corp.                 10,718,500
                                                -------------
                                                   22,753,813
                                                -------------
         Cosmetics & Personal Care - 1.8%
 180,700 Colgate-Palmolive Co.                     11,745,500
 203,300 Estee Lauder Cos., Inc., Class A          10,253,944
                                                -------------
                                                   21,999,444
                                                -------------
         Advertising - 1.8%
 267,700 Interpublic Group of Companies, Inc.      15,442,944
  60,600 Omnicom Group, Inc.                        6,060,000
                                                -------------
                                                   21,502,944
                                                -------------
         Medical Supplies - 1.8%
  87,600 Allergan, Inc.                             4,358,100
  63,000 Bausch & Lomb, Inc.                        4,311,563
  79,200 JDS Uniphase Corp.                        12,775,950
                                                -------------
                                                   21,445,613
                                                -------------
         Chemicals - 1.2%
  28,800 Avery Dennison Corp.                       2,098,800
 161,700 Praxair, Inc.                              8,135,531
  76,800 Sealed Air Corp.*                          3,979,200
                                                -------------
                                                   14,213,531
                                                -------------
         Forest Products & Paper - 1.1%
 122,400 Kimberly-Clark Corp.                       7,986,600
  77,700 Weyerhaeuser Co.                           5,579,831
                                                -------------
                                                   13,566,431
                                                -------------
         Beverages, Food & Tobacco - 0.8%
  65,800 Anheuser-Busch Companies, Inc.             4,663,575
 135,200 Sysco Corp.                                5,348,850
                                                -------------
                                                   10,012,425
                                                -------------
         Household Products - 0.6%
  52,300 Corning, Inc.                              6,743,431
                                                -------------
         Entertainment & Leisure - 0.3%
  73,100 Carnival Corp.                             3,495,094
                                                -------------
         Automotive - 0.2%
  55,400 Rockwell International Corp.               2,652,275
                                                -------------
         Total Common Stocks                    1,185,623,524
                                                -------------
         (Cost $805,796,415)

                                                     Value
  Par Value                                         (Note 2)
----------------------------------------------------------------
 COMMERCIAL PAPER (A) - 0.9%


             Financial Services - 0.2%
 $3,000,000  Trident Capital Finance
             6.20%, 01/19/00                     $    2,975,717
                                                 --------------
             Securities Broker - 0.5%
  6,000,000  Morgan Stanley Dean Witter & Co.
             5.43%, 01/31/00                          5,817,190
                                                 --------------
             Miscellaneous - 0.2%
  3,000,000  Arizona Student Loan
             7.05%, 01/05/00                          2,995,888
                                                 --------------
             Total Commercial Paper                  11,788,795
                                                 --------------
             (Cost $11,788,795)
 U.S. GOVERNMENT OBLIGATIONS - 0.8%


             U.S. Treasury Note - 0.8%
  9,550,000  5.88%, 10/31/2001                        9,490,313
                                                 --------------
             Total U.S. Government Obligations        9,490,313
                                                 --------------
             (Cost $9,547,399)
 CORPORATE DEBT - 0.6%

             Chemicals - 0.4%
  5,000,000  Du Pont (E.I.) De Nemours and Co.
             6.63%, 08/29/00                          5,006,500
                                                 --------------
             Automotive - 0.1%
  1,100,000  Ford Motor Credit Corp.
             6.25%, 11/08/00                          1,096,291
                                                 --------------
             Securities Broker - 0.1%
  1,300,000  Paine Webber Group, Inc.
             5.83%, 01/25/01                          1,280,959
                                                 --------------
             Total Corporate Debt                     7,383,750
                                                 --------------
             (Cost $7,432,697)
     Shares
 ----------
 INVESTMENT COMPANY - 0.7%
  8,200,297  SSgA Prime Money Market Fund             8,200,297
                                                 --------------
             Total Investment Company                 8,200,297
                                                 --------------
             (Cost $8,200,297)
 Total Investments - 100.5%                       1,222,486,679
                                                 --------------
 (Cost $842,765,603)
 Net Other Assets and Liabilities - (0.5)%           (6,121,581)
                                                 --------------
 Total Net Assets - 100.0%                       $1,216,365,098
                                                 ==============

------------------
*   Non-income producing security.
(A) Effective yield at time of purchase
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Select Growth Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $842,983,539. Net unrealized appreciation (depreciation) aggregated $379,503,140, of which $393,624,286 related to appreciated investment securi-ties and $(14,121,146) related to depreciated investment securities.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $888,517,080 and $762,884,917 of non-governmental issuers, respectively, and $25,457,855 and $32,772,866 of U.S. Government and Agency issuers, respective-ly.

At December 31, 1999, the value of the securities loaned amounted to $66,380,117. The value of collateral amounted to $67,994,306.

                       See Notes to Financial Statements.
--------------------------------------------

                          Select Strategic Growth Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                     Value
  Shares                                           (Note 2)
------------------------------------------------------------
 COMMON STOCKS - 87.6%


         Computer Software & Processing - 15.9%
   4,500 Electronic Data Systems Corp.            $  301,219
  25,800 J.D. Edwards & Co.*                         770,775
  45,000 Novell, Inc.*                             1,797,187
  13,800 Oracle Corp.*                             1,546,463
   8,300 Synopsys, Inc.*                             554,025
                                                  ----------
                                                   4,969,669
                                                  ----------
         Pharmaceuticals - 10.5%
  25,300 Abbott Laboratories                         918,706
  24,400 American Home Products Corp.                962,275
  24,100 Elan Corp., Plc, Sponsored ADR              710,950
  19,000 Watson Pharmaceuticals, Inc.*               680,438
                                                  ----------
                                                   3,272,369
                                                  ----------
         Commercial Services - 8.0%
  21,400 Equifax, Inc.                               504,238
  23,700 First Data Corp.                          1,168,706
  22,100 Manpower, Inc.                              831,512
                                                  ----------
                                                   2,504,456
                                                  ----------
         Computers & Information - 7.6%
  32,000 3Com Corp.*                               1,504,000
  32,500 Compaq Computer Corp.                       879,531
                                                  ----------
                                                   2,383,531
                                                  ----------
         Oil & Gas - 6.9%
  27,500 Conoco, Inc., Class B                       684,063
  12,500 Schlumberger, Ltd.                          703,125
  22,920 Transocean Sedco Forex Inc.                 772,118
                                                  ----------
                                                   2,159,306
                                                  ----------
         Apparel Retailers - 5.7%
  26,000 Abercrombie & Fitch Co., Class A*           693,875
  25,300 Limited, Inc.                             1,095,806
                                                  ----------
                                                   1,789,681
                                                  ----------
         Banking - 4.2%
  12,000 First Union Corp.                           393,750
  15,000 ING Groep NV-ADR                            915,000
                                                  ----------
                                                   1,308,750
                                                  ----------
         Insurance - 4.1%
  23,000 Allstate Corp.                              552,000
  14,000 MBIA, Inc.                                  739,375
                                                  ----------
                                                   1,291,375
                                                  ----------
         Telephone Systems - 4.1%
  25,000 AT & T Corp.                              1,268,750
                                                  ----------

                                                                 Value
  Shares                                                       (Note 2)
-------------------------------------------------------------------------
         Medical Supplies - 3.3%
   8,500 Baxter International, Inc.                           $   533,906
  15,500 Mallinckrodt, Inc.                                       493,094
                                                              -----------
                                                                1,027,000
                                                              -----------
         Electrical Equipment - 3.0%
   6,992 Koninklijke (Royal) Phillips Electronics NV, ADR         943,920
                                                              -----------
         Retailers - 2.8%
  15,400 Neiman Marcus Group, Inc.*                               430,237
  41,100 Office Depot, Inc.                                       449,531
                                                              -----------
                                                                  879,768
                                                              -----------
         Household Products - 2.4%
  29,500 Owens-Illinois, Inc.*                                    739,344
                                                              -----------
         Mining - 2.3%
  24,800 De Beers Consolidated Mines, ADR                         717,650
                                                              -----------
         Restaurants - 1.9%
  24,000 Brinker International, Inc.*                             576,000
                                                              -----------
         Transportation - 1.5%
  19,500 Ryder System, Inc.                                       476,531
                                                              -----------
         Beverages, Food & Tobacco - 1.3%
  17,500 Philip Morris Cos., Inc.                                 405,781
                                                              -----------
         Textiles, Clothing & Fabrics - 1.1%
  28,000 Warnaco Group, Inc.                                      344,750
                                                              -----------
         Home Construction, Furnishings & Appliances - 1.0%
   9,700 Lear Corp.*                                              310,400
                                                              -----------
         Communications - 0.0%
       1 ComSat Corp.                                                  19
                                                              -----------
         Total Common Stocks                                   27,369,050
                                                              -----------
         (Cost $24,221,019)

 Total Investments - 87.6%                                     27,369,050
                                                              -----------
 (Cost $24,221,019)
 Net Other Assets and Liabilities - 12.4%                       3,884,931
                                                              -----------
 Total Net Assets - 100.0%                                    $31,253,981
                                                              ===========

------------------
*   Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                          Select Strategic Growth Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $24,221,018. Net unrealized appreciation (depreciation) aggregated $3,148,032, of which $5,386,097 related to appreciated investment securities and $(2,238,065) related to depreciated investment securities.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $21,740,747 and $11,425,717 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
--------------------------------------------

                         Select Growth and Income Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                          Value
  Shares                                                (Note 2)
------------------------------------------------------------------

 COMMON STOCKS - 97.1%
         Computer Software & Processing - 11.3%
  12,200 Adobe Systems, Inc.                           $   820,450
 227,300 America Online, Inc.                           17,146,944
  56,000 Automatic Data Processing, Inc.                 3,017,000
  29,600 BMC Software, Inc.*                             2,366,150
   9,100 Citrix Systems, Inc.*                           1,119,300
  43,000 Electronic Data Systems Corp.                   2,878,313
 415,700 Microsoft Corp.*                               48,532,941
  14,200 Networks Associates, Inc.*                        378,963
  32,800 Novell, Inc.*                                   1,309,950
   1,000 Oracle Corp.*                                     112,063
 171,100 Sun Microsystems, Inc.                         13,249,556
  10,300 Yahoo!, Inc.*                                   4,456,681
                                                       -----------
                                                        95,388,311
                                                       -----------

         Telephone Systems - 7.9%
 111,600 AT & T Corp.                                    5,663,700
 164,500 AT & T Corp. - Liberty Media Group, Class A     9,335,375
  66,200 Bell Atlantic Corp.                             4,075,438
  78,500 Global Crossing, Ltd.*                          3,925,000
 106,400 GTE Corp.                                       7,507,850
  37,500 Level 3 Communications, Inc.*                   3,070,313
 306,000 MCI WorldCom, Inc.                             16,237,125
 351,800 SBC Communications, Inc.                       17,150,250
     100 Sprint Corp. (PCS Group)*                          10,250
                                                       -----------
                                                        66,975,301
                                                       -----------

         Pharmaceuticals - 7.0%
 184,400 Abbott Laboratories                             6,696,025
  17,500 ALZA Corp., Class A*                              605,938
 212,800 American Home Products Corp.                    8,392,300
 248,600 Bristol-Myers Squibb Co.                       15,957,013
  15,200 Forest Laboratories, Inc.*                        933,850
  14,500 Genzyme Corp.*                                    652,500
   2,600 Human Genome Sciences, Inc.*                      396,825
   5,000 IDEC Pharmaceuticals Corp.                        491,250
   5,200 Johnson & Johnson                                 484,250
 173,900 Lilly (Eli) & Co.                              11,564,350
  48,500 Merck & Co., Inc.                               3,252,531
  25,300 Pfizer, Inc.                                      820,669
 105,400 Warner-Lambert Co.                              8,636,213
  17,500 Watson Pharmaceuticals, Inc.*                     626,719
                                                       -----------
                                                        59,510,433
                                                       -----------

         Computers & Information - 7.0%
  19,800 3Com Corp.*                                       930,600
 298,100 Cisco Systems, Inc.                            31,933,963
 124,200 Compaq Computer Corp.                           3,361,163
     400 Dell Computer Corp.*                               20,400
 126,400 EMC Corp.                                      13,809,200
  47,100 International Business Machines Corp.           5,086,800
  13,000 Lexmark International Group, Inc.*              1,176,500
  32,400 Quantum Corp.*                                    490,050
  21,800 Seagate Technology, Inc.*                       1,015,063
  22,700 Symbol Technologies, Inc.                       1,442,869
                                                       -----------
                                                        59,266,608
                                                       -----------

                                                      Value
  Shares                                            (Note 2)
--------------------------------------------------------------

         Banking - 7.0%
  54,600 Amsouth Bancorp.                          $ 1,054,463
   8,900 Associated Banc Corp.                         304,825
 101,700 Associates First Capital Corp., Class A     2,790,394
   4,000 Astoria Financial Corp.                       121,750
 161,300 Banc One Corp.                              5,171,681
 219,900 Bank of America Corp.                      11,036,231
  30,100 Charter One Financial, Inc.                   575,663
  33,000 CIT Group, Inc., Class A                      697,125
  74,700 Citigroup, Inc.                             4,150,519
  21,700 Comerica, Inc.                              1,013,119
   8,800 Commerce Bancshares, Inc.                     298,100
  18,100 Compass Bancshares, Inc.                      403,856
  28,900 Dime Bancorp, Inc.                            437,113
  11,800 FirstMerit Corp.                              271,400
  17,900 First Tennessee National Corp.                510,150
 156,200 First Union Corp.                           5,125,313
 132,300 Firstar Corp.                               2,794,838
 128,500 Fleet Boston Financial Corp.                4,473,406
  21,600 Golden West Financial Corp.                   723,600
  17,600 Greenpoint Financial Corp.                    419,100
  22,100 Hibernia Corp., Class A                       234,813
  31,300 Huntington Bancshares, Inc.                   747,288
  62,800 KeyCorp                                     1,389,450
   1,100 M&T Bank Corp.                                455,675
   8,400 Mercantile Bankshares Corp.                   268,275
  85,200 National City Corp.                         2,018,175
  18,900 North Fork Bancorp., Inc.                     330,750
  13,700 Peoples Heritage Financial Group, Inc.        206,356
  47,500 PNC Bank Corp.                              2,113,750
  34,000 Regions Financial Corp.                       854,250
  23,300 Southtrust Corp.                              881,031
  18,900 Sovereign Bancorp, Inc.                       140,864
  23,300 Summit Bancorp                                713,563
  11,500 TCF Financial Corp.                           286,063
  19,700 Union Planters Corp.                          776,919
 108,500 U.S. Bancorp.                               2,583,656
  92,900 Washington Mutual, Inc.                     2,415,400
                                                   -----------
                                                    58,788,924
                                                   -----------

         Electronics - 6.1%
  29,500 Emerson Electric Co.                        1,692,563
 325,400 Intel Corp.                                26,784,488
  66,000 Motorola, Inc.                              9,718,500
  17,400 National Semiconductor Corp.*                 744,938
  42,000 Raytheon Co., Class A                       1,042,125
  12,300 Raytheon Co., Class B                         326,719
 113,800 Texas Instruments, Inc.                    11,024,375
                                                   -----------
                                                    51,333,708
                                                   -----------

         Oil & Gas - 5.4%
  59,100 Chevron Corp.                               5,119,538
  13,100 Columbia Energy Group                         828,575
  23,700 Conoco, Inc., Class A                         586,575
  11,700 Ensco International, Inc.                     267,638
 304,800 Exxon Corp.                                24,555,450
  20,400 Global Marine, Inc.*                          339,150

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                         Select Growth and Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                    Value
  Shares                                          (Note 2)
-----------------------------------------------------------

         Oil & Gas - (continued)
  13,700 Phillips Petroleum Co.                  $  643,900
 196,300 Royal Dutch Petroleum Co.               11,863,881
  22,200 R&B Falcon Corp.*                          294,150
   3,800 Texaco, Inc.                               206,388
  17,900 Tosco Corp.                                486,656
  10,200 Ultramar Diamond Shamrock Corp.            231,413
  23,600 Union Pacific Resources Group, Inc.        300,900
                                                 ----------
                                                 45,724,214
                                                 ----------

         Industrial - Diversified - 5.0%
 216,600 General Electric Co.                    33,518,850
 224,400 Tyco International Group SA              8,723,550
                                                 ----------
                                                 42,242,400
                                                 ----------

         Beverages, Food & Tobacco - 4.2%
  16,200 Best Foods                                 851,513
  69,000 Coca-Cola Co.                            4,019,250
  44,400 General Mills, Inc.                      1,587,300
  19,600 Hershey Foods Corp.                        931,000
  52,200 H.J. Heinz Co.                           2,078,213
  59,400 Nabisco Group Holdings Corp., Class A    1,878,525
 377,200 Philip Morris Cos., Inc.                 8,746,325
  83,800 Safeway, Inc.*                           2,980,138
 127,700 Sara Lee Corp.                           2,817,381
 126,400 Seagram Co., Ltd.                        5,680,100
  75,300 Unilever NV                              4,099,144
                                                 ----------
                                                 35,668,889
                                                 ----------

         Retailers - 4.0%
  15,700 Circuit City Stores, Inc.                  707,481
   7,400 CVS Corp.                                  295,538
  74,800 Dayton-Hudson Corp.                      5,493,125
  37,400 Federated Department Stores, Inc.*       1,891,038
  44,000 J.C. Penney Co., Inc.                      877,250
  82,600 K Mart Corp.*                              831,163
  54,300 May Department Stores Co.                1,751,175
  60,600 TJX Cos., Inc.                           1,238,513
 296,300 Wal-Mart Stores, Inc.                   20,481,738
                                                 ----------
                                                 33,567,021
                                                 ----------

         Communications - 3.4%
  14,400 Exodus Communications, Inc.              1,278,900
 276,800 Lucent Technologies, Inc.               20,708,100
  14,200 Nortel Networks Corp.                    1,434,200
  28,000 Qualcomm, Inc.                           4,931,500
                                                 ----------
                                                 28,352,700
                                                 ----------

         Insurance - 3.1%
  32,700 Aetna, Inc.                              1,825,069
 199,700 Allstate Corp.                           4,792,800
  17,500 AMBAC, Inc.                                913,281
  27,400 American International Group, Inc.       2,962,625
  64,200 AON Corp.                                2,568,000
  24,400 AXA Financial, Inc.                        826,550
  27,700 CIGNA Corp.                              2,231,581

                                                        Value
  Shares                                              (Note 2)
---------------------------------------------------------------

         Insurance - (continued)
  56,300 Hartford Financial Services Group, Inc.     $2,667,213
     900 Lincoln National Corp.                          36,000
  25,200 MBIA, Inc.                                   1,330,875
   9,200 Mercury General Corp.                          204,700
  34,800 SAFECO Corp.                                   865,650
  50,200 St. Paul Cos.                                1,691,113
  27,100 Torchmark Corp.                                787,594
  14,700 Travelers Property Casualty Corp.              503,475
     200 United Healthcare Corp.                         10,625
  63,100 UnumProvident Corp.                          2,023,144
                                                     ----------
                                                     26,240,295
                                                     ----------

         Media - Broadcasting & Publishing - 3.1%
  95,500 Comcast Corp., Class A                       4,828,719
  66,900 Gannett Co., Inc.                            5,456,531
  24,700 Knight-Ridder, Inc.                          1,469,650
 143,300 MediaOne Group, Inc.*                       11,007,231
  37,500 New York Times Co., Class A                  1,842,188
  20,400 Times Mirror Co., Class A                    1,366,800
     272 Washington Post Co., Class B                   151,198
                                                     ----------
                                                     26,122,317
                                                     ----------

         Cosmetics & Personal Care - 2.9%
  34,900 Clorox Co.                                   1,758,088
 130,200 Gillette Co.                                 5,362,613
 159,200 Procter & Gamble Co.                        17,442,350
       5 Water Pik Tecnologies, Inc.*                        48
                                                     ----------
                                                     24,563,099
                                                     ----------

         Electric Utilities - 2.0%
  19,700 Allegheny Energy, Inc.                         530,669
  46,700 Carolina Power & Light Co.                   1,421,431
  85,200 Central & South West Corp.                   1,704,000
  25,600 CINergy Corp.                                  617,600
  17,600 CMS Energy Corp.                               548,900
  53,600 Dominion Resources, Inc.                     2,103,800
  23,400 DTE Energy Co.                                 734,175
   7,000 Entergy Corp.                                  180,250
  25,400 Florida Power & Light Group Capital, Inc.    1,087,438
  20,200 GPU, Inc.                                      604,738
  19,900 NiSource, Inc.                                 355,713
  54,700 Northern States Power Co.                    1,066,650
  64,000 PG&E Corp.                                   1,312,000
  13,300 Pinnacle West Capital, Corp.                   406,481
  24,300 PP&L Resources, Inc.                           555,863
  39,400 Reliant Energy, Inc.                           901,275
  21,700 TECO Energy, Inc.                              402,806
  45,600 Texas Utilities Co.                          1,621,650
   6,500 Unicom Corp.                                   217,750
  18,600 Wisconsin Energy Corp.                         358,050
                                                     ----------
                                                     16,731,239
                                                     ----------

         Automotive - 1.8%
  33,900 Dana Corp.                                   1,014,881
 110,500 Delphi Automotive Systems Corp.              1,740,375
 159,600 Ford Motor Co.                               8,528,625

                       See Notes to Financial Statements.
--------------------------------------------

                         Select Growth and Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                  Value
  Shares                                        (Note 2)
----------------------------------------------------------

         Automotive - (continued)
  36,300 Genuine Parts Co.                     $   900,694
  10,600 Goodrich (B.F.) Co.                       291,500
  31,800 Goodyear Tire & Rubber Co.                896,363
  24,500 ITT Industries, Inc.                      819,219
  15,900 Paccar, Inc.                              704,569
                                               -----------
                                                14,896,226
                                               -----------

         Financial Services - 1.7%
  15,200 Countrywide Credit Industries, Inc.       383,800
  87,700 Fannie Mae                              5,475,769
  10,000 Finova Group, Inc.                        355,000
  20,300 Franklin Resources, Inc.                  650,869
  98,600 Freddie Mac                             4,640,363
  65,400 Household International, Inc.           2,436,150
   3,400 Wilmington Trust Corp.                    164,050
                                               -----------
                                                14,106,001
                                               -----------

         Chemicals - 1.6%
  73,000 Air Products & Chemicals, Inc.          2,450,063
  32,300 IMC Global, Inc.                          528,913
  45,300 Lyondell Chemical Co.                     577,575
 163,600 Monsanto Co.                            5,828,250
   5,700 PPG Industries, Inc.                      356,606
     100 Praxair, Inc.                               5,031
  47,700 Solutia, Inc.                             736,369
  43,900 Union Carbide Corp.                     2,930,325
                                               -----------
                                                13,413,132
                                               -----------

         Commercial Services - 1.5%
 240,700 Cendant Corp.*                          6,393,594
  45,300 Equifax, Inc.                           1,067,381
  52,700 First Data Corp.                        2,598,769
  85,200 Service Corp. International               591,075
 137,400 Waste Management, Inc.                  2,361,563
                                               -----------
                                                13,012,382
                                               -----------

         Securities Broker - 1.3%
  19,600 Bear Stearns Cos., Inc.                   837,900
  49,300 Goldman Sachs and Co.                   4,643,444
  51,500 Merrill Lynch & Co., Inc.               4,300,250
  19,000 Paine Webber Group, Inc.                  737,438
  52,500 TD Waterhouse Group, Inc.*                862,969
                                               -----------
                                                11,382,001
                                               -----------

         Heavy Machinery - 1.2%
  37,500 Applied Materials, Inc.*                4,750,781
     100 Baker Hughes, Inc.                          2,106
     800 Caterpillar, Inc.                          37,650
   4,400 Cooper Cameron Corp.*                     215,325
  52,100 Deere & Co.                             2,259,838
  25,300 Ingersoll-Rand Co.                      1,393,081
   5,600 Smith International, Inc.*                278,250
  20,800 W.W. Grainger, Inc.                       994,500
                                               -----------
                                                 9,931,531
                                               -----------

                                                    Value
  Shares                                          (Note 2)
-----------------------------------------------------------

         Electrical Equipment - 0.9%
  73,400 Eastman Kodak Co.                       $4,862,750
 128,200 Xerox Corp.                              2,908,538
                                                 ----------
                                                  7,771,288
                                                 ----------

         Metals - 0.9%
  45,700 Alcoa, Inc.                              3,793,100
  21,400 Allegheny Technologies Inc.                480,163
  21,100 Cooper Industries, Inc.                    853,231
  38,700 Freeport-McMoRan Copper & Gold, Inc.*      817,538
   8,200 Hubbell Inc.                               223,450
  15,800 Reynolds Metals Co.                      1,210,675
  10,500 USX - U.S. Steel Group                     346,500
                                                 ----------
                                                  7,724,657
                                                 ----------

         Building Materials - 0.9%
 107,550 Home Depot, Inc.                         7,373,897
   5,000 USG Corp.                                  235,625
                                                 ----------
                                                  7,609,522
                                                 ----------

         Apparel Retailers - 0.9%
  15,200 Abercrombie & Fitch Co., Class A           405,650
 135,500 Gap, Inc.                                6,233,000
  22,200 Nordstrom, Inc.                            581,363
                                                 ----------
                                                  7,220,013
                                                 ----------

         Aerospace & Defense - 0.8%
   2,400 Boeing Co.                                  99,750
  66,300 Honeywell International Inc.             3,824,681
 122,200 Lockheed Martin Corp.                    2,673,125
       5 Teledyne Technologies Inc.*                     47
                                                 ----------
                                                  6,597,603
                                                 ----------

         Forest Products & Paper - 0.7%
   5,700 Bowater, Inc.                              309,581
  26,700 Fort James Corp.                           730,913
  17,800 Georgia-Pacific Corp.                      903,350
  42,100 International Paper Co.                  2,376,019
  11,900 Louisiana Pacific Corp.                    169,575
  25,500 Smurfit-Stone Container Corp.*             624,750
   6,200 Temple Inland, Inc.                        408,813
                                                 ----------
                                                  5,523,001
                                                 ----------

         Medical Supplies - 0.6%
  24,900 Becton, Dickinson & Co.                    666,075
  20,500 Boston Scientific Corp.*                   448,438
  16,100 Eaton Corp.                              1,169,263
  49,500 Medtronic, Inc.                          1,803,656
   8,600 PE Corp. - PE Biosystems Group           1,034,688
   7,300 St. Jude Medical, Inc.*                    224,019
                                                 ----------
                                                  5,346,139
                                                 ----------

         Health Care Providers - 0.6%
  90,500 Columbia/HCA Healthcare Corp.            2,652,781
  58,500 Tenet Healthcare Corp.*                  1,374,750
  11,600 Wellpoint Health Networks Inc.*            764,875
                                                 ----------
                                                  4,792,406
                                                 ----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                         Select Growth and Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                                 Value
  Shares                                                       (Note 2)
-------------------------------------------------------------------------

         Transportation - 0.4%
  45,200 Burlington Northern Santa Fe Corp.                   $ 1,096,100
   4,000 CNF Transportation, Inc.                                 138,000
  20,300 CSX Corp.                                                636,913
  35,600 Norfolk Southern Corp.                                   729,800
  23,900 Union Pacific Corp.                                    1,042,638
                                                              -----------
                                                                3,643,451
                                                              -----------

         Household Products - 0.4%
  89,300 Rohm & Haas Co.                                        3,633,394
                                                              -----------

         Lodging - 0.4%
  80,900 Hilton Hotels Corp.                                      778,663
  28,300 Mandalay Resort Group*                                   569,538
  61,600 Mirage Resorts, Inc.*                                    943,250
  55,500 Starwood Hotels & Resorts Worldwide, Inc.              1,304,250
                                                              -----------
                                                                3,595,701
                                                              -----------

         Food Retailers - 0.4%
  22,400 Albertson's, Inc.                                        722,400
 136,500 Kroger Co.                                             2,576,438
                                                              -----------
                                                                3,298,838
                                                              -----------

         Airlines - 0.3%
  35,800 AMR Corp.*                                             2,398,600
     200 Southwest Airlines, Inc.                                   3,238
                                                              -----------
                                                                2,401,838
                                                              -----------

         Home Construction, Furnishings & Appliances - 0.2%
  14,800 Lear Corp.*                                              473,600
  42,200 Leggett & Platt, Inc.                                    904,663
   1,000 Miller (Herman), Inc.                                     23,000
                                                              -----------
                                                                1,401,263
                                                              -----------

         Entertainment & Leisure - 0.1%
  17,000 Hasbro, Inc.                                             324,063
   6,500 Lanier Worldwide, Inc.*                                   25,188
  67,200 Mattel, Inc.                                             882,000
                                                              -----------
                                                                1,231,251
                                                              -----------

         Textiles, Clothing & Fabrics - 0.1%
  23,900 Jones Apparel Group, Inc.*                               648,288
                                                              -----------

         Advertising - 0.0%
     100 DoubleClick, Inc.*                                        25,306
                                                              -----------
         Total Common Stocks                                  819,680,691
                                                              -----------
         (Cost $753,056,489)

                                                    Value
  Par Value                                        (Note 2)
-------------------------------------------------------------

 U.S. GOVERNMENT OBLIGATIONS - 0.2%
             U.S. Treasury Note - 0.2%
 $1,500,000  5.88%, 02/15/00 (1)                 $  1,500,938
                                                 ------------
             Total U.S. Government Obligations      1,500,938
                                                 ------------
             (Cost $1,506,152)

     Shares
     ------

 INVESTMENT COMPANY - 0.0%
    342,459  SSgA Prime Money Market Fund             342,459
                                                 ------------
             Total Investment Company                 342,459
                                                 ------------
             (Cost $342,459)

 Total Investments - 97.3%                        821,524,088
                                                 ------------
 (Cost $754,905,100)
 Net Other Assets and Liabilities - 2.7%           23,013,988
                                                 ------------
 Total Net Assets - 100.0%                       $844,538,076
                                                 ============

------------------
*   Non-income producing security.
(1) Security has been deposited as initial margin on futures contracts. At December 31, 1999, the Portfolio's open futures contracts were as follows:

Number of                                                               Market Value at
Contracts      Contract          Expiration          Aggregate             December
Purchased        Type               Date               Cost                31, 1999
---------      --------          ----------          ---------          ---------------
   63          S & P 500          Mar-2000          $22,661,200           $23,374,300
                                                    ===========           ===========

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $756,143,422. Net unrealized appreciation (depreciation) aggregated $65,380,666, of which $139,399,067 related to appreciated investment securities and $(74,018,401) related to depreciated investment securities.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $996,976,495 and $919,540,306 of non-governmental issuers, respectively, and $33,118,542 and $20,946,931 of U.S Government and Agency issuers, respectively.

At December 31, 1999, the value of the securities loaned amounted to $10,751,481. The value of collateral amounted to $11,072,000.

                       See Notes to Financial Statements.
--------------------------------------------

                               Select Income Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                  Moody's Ratings    Value
  Par Value                                         (unaudited)     (Note 2)
----------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCY MORTAGE BACKED OBLIGATIONS (B) - 30.4%

             Ginnie Mae - 22.8%
 $  629,628  6.50%, 04/15/29                            Aaa       $  591,457
 16,535,450  7.00%, 04/15/26 - 05/15/28                 Aaa       15,996,971
  4,968,176  7.50%, 08/15/29                            Aaa        4,916,422
 16,410,619  8.00%, 08/15/25 - 12/15/29                 Aaa       16,587,442
  1,490,157  9.00%, 12/15/17                            Aaa        1,566,456
                                                                  ----------
                                                                  39,658,748
                                                                  ----------

             Fannie Mae - 7.6%
    110,445  6.00%, 03/01/03                            Aaa          107,652
  3,496,141  6.50%, 03/01/29                            Aaa        3,301,885
  3,459,696  7.00%, 10/01/14 - 11/15/27                 Aaa        3,419,611
  5,125,000  7.50%, 01/01/29, TBA (D)                   Aaa        5,068,943
  1,262,837  9.00%, 11/01/25                            Aaa        1,315,896
                                                                  ----------
                                                                  13,213,987
                                                                  ----------
             Total U.S. Government Agency Mortgage Backed
             Obligations                                          52,872,735
                                                                  ----------
             (Cost $54,452,074)

 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 20.6%


             U.S. Treasury Bonds - 10.8%
  4,375,000  6.00%, 08/15/09                            Aaa        4,238,281
  2,500,000  7.88%, 11/15/04                            Aaa        2,644,533
  4,400,000  8.12%, 08/15/19 (E)                        Aaa        5,013,250
  3,450,000  8.13%, 05/15/21                            Aaa        3,955,642
  2,100,000  11.25%, 02/15/15 (E)                       Aaa        2,967,563
                                                                  ----------
                                                                  18,819,269
                                                                  ----------

             Freddie Mac - 4.3%
  8,200,000  5.75%, 03/15/09                            Aaa        7,471,250
                                                                  ----------

             U. S. Treasury Inflationary
             Index - 2.8%
  1,375,000  3.63%, 07/15/02                            Aaa        1,429,996
  3,400,000  3.98%, 01/15/09                            Aaa        3,370,280
                                                                  ----------
                                                                   4,800,276
                                                                  ----------

             Fannie Mae - 2.7%
  1,700,000  5.61%, 01/19/00                            Aaa        1,690,463
    750,000  5.63%, 05/14/04                            Aaa          715,341
  2,350,000  6.50%, 08/15/04                            Aaa        2,317,507
                                                                  ----------
                                                                   4,723,311
                                                                  ----------
             Total U.S. Government and
             Agency Obligations                                   35,814,106
                                                                  ----------
             (Cost $36,951,025)

 CORPORATE NOTES AND BONDS - 37.1%

             Banking - 6.6%
    300,000  Abbey National, Plc, Yankee Bond
             6.70%, 06/29/49                             Aa          271,609

                                                    Moody's Ratings    Value
 Par Value                                            (unaudited)    (Note 2)
------------------------------------------------------------------------------
            Banking - (continued)
 $ 850,000  Ahold Finance USA, Inc.
            6.25%, 05/01/09                               A         $  771,114
   975,000  BB&T Corp.
            6.38%, 06/30/05                               A            916,356
   700,000  BB&T Corp.
            7.25%, 06/15/07                               A            677,522
   525,000  First Union Corp.
            7.50%, 07/15/06                               Baa          522,614
   800,000  Firstar Corp.
            7.125%, 12/1/09                               A            772,489
 1,025,000  Mellon Financial Co.
            5.75%, 11/15/03                               A            973,733
   800,000  National City Corp.
            5.75%, 02/01/09                               A            700,424
 1,965,000  National Westminster Bank
            7.75%, 04/29/49                               Aa         1,901,470
 1,125,000  Union Planters Bank
            6.50%, 03/15/08                               Baa        1,010,397
 1,000,000  U.S. Bancorp.
            6.00%, 05/15/04                               A            956,454
 1,275,000  Wells Fargo Co.
            6.625%, 7/15/04                               Aa         1,247,058
   775,000  Wells Fargo Co.
            6.75%, 06/15/07                               Aa           747,487
                                                                    ----------
                                                                    11,468,727
                                                                    ----------
            Automotive - 4.5%
 1,000,000  DaimlerChrysler North America Holding
            Corp.
            6.90%, 09/01/04                               A            990,384
 5,200,000  Ford Motor Credit Corp.
            6.70%, 07/16/04                               A          5,086,738
 1,750,000  TRW, Inc. (A)
            6.63%, 06/01/04                               Baa        1,687,252
                                                                    ----------
                                                                     7,764,374
                                                                    ----------
            Media - Broadcasting & Publishing -
             3.4%
 1,675,000  Cox Communications, Inc.
            6.69%, 09/20/04                               Baa        1,638,386
 1,325,000  News America Holdings, Inc.
            7.30%, 04/30/28                               Baa        1,185,224
   375,000  News America Holdings, Inc.
            7.75%, 1/20/24                                Baa          341,917
 1,525,000  Time Warner, Inc.
            7.75%, 06/15/05                               Ba         1,545,325
   500,000  Times Mirror Co.
            7.45%, 10/15/09                               A            491,653
   700,000  Viacom, Inc.
            7.75%, 06/01/05                               Baa          707,607
                                                                    ----------
                                                                     5,910,112
                                                                    ----------
            Transportation - 3.0%
 1,200,000  CSX Corp.
            6.25%, 10/15/08                               Baa        1,084,966

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Select Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                   Moody's Ratings    Value
  Par Value                                          (unaudited)    (Note 2)
-----------------------------------------------------------------------------
             Transportation - (continued)
 $1,200,000  CSX Corp.
             7.25%, 05/01/04                             Baa       $1,188,258
  1,100,000  Norfolk Southern Corp.
             6.95%, 05/01/02                             Baa        1,091,640
    850,000  Stagecoach Holdings, Plc
             8.63%, 11/15/09                             Baa          851,062
  1,000,000  Wisconsin Central Transportation
             Corp.
             6.63%, 04/15/08                             Baa          928,684
                                                                   ----------
                                                                    5,144,610
                                                                   ----------

             Industrial - Diversified - 2.7%
  1,725,000  General Electric Credit Corp.
             6.27%, 7/23/03                              Aaa        1,687,362
    800,000  Tyco International Group SA
             6.38%, 06/15/05                             Baa          750,060
  2,325,000  Tyco International Group SA
             6.88%, 09/05/02 (A)                         Ba         2,288,456
                                                                   ----------
                                                                    4,725,878
                                                                   ----------

             Insurance - 2.6%
    400,000  AAG Holding Co., Inc.
             6.88%, 06/01/08                             Baa          360,402
    600,000  American Financial Group, Inc.
             7.13%, 04/15/09                             A            543,692
  1,000,000  Conseco, Inc.
             6.80%, 06/15/05                             Aa           936,320
    800,000  Markel Corp.
             7.25%, 11/01/03                             Baa          791,291
    725,000  Marsh & Mclennan Cos. Inc.
             6.63%, 06/15/04                             A            707,844
    750,000  Reliastar Financial Corp.
             6.50%, 11/15/08                             A            678,393
    450,000  TIG Holdings, Inc.
             8.13%, 04/15/05                             Baa          420,525
                                                                   ----------
                                                                    4,438,467
                                                                   ----------

             Real Estate - 2.6%
    275,000  Avalon Properties, Inc., REIT
             7.38%, 09/15/02                             Baa          271,901
  1,350,000  ERP Operating, LP, Senior Note
             6.63%, 02/15/05                             Baa        1,279,253
    400,000  Franchise Finance Corp. of America,
             REIT
             7.00%, 11/30/00                             Baa          397,014
    650,000  Meditrust Cos., REIT
             7.82%, 09/10/26                             Ba           490,194
    900,000  ProLogis Trust, REIT
             6.70%, 04/15/04                             Baa          858,038
    825,000  Regency Centers, LP, REIT
             7.40%, 04/01/04                             Baa          789,550
    500,000  Shopping Center Associates (A)
             6.75%, 01/15/04                             Baa          479,285
                                                                   ----------
                                                                    4,565,235
                                                                   ----------

                                                  Moody's Ratings    Value
   Par Value                                        (unaudited)    (Note 2)
----------------------------------------------------------------------------

               Financial Services - 1.6%
 $ 1,550,000   AMVESCAP, Plc, Yankee Bond
               6.60%, 05/15/05                          A         $1,390,930
   1,500,000   Brascan Ltd. - Yankee Note
               7.38%, 10/01/02                          Baa        1,487,904
                                                                  ----------
                                                                   2,878,834
                                                                  ----------

               Pharmaceuticals - 1.2%
   1,700,000   Merck & Co., Inc.
               5.76%, 05/03/37                          Aaa        1,697,443
     450,000   Merck & Co., Inc.
               6.40%, 03/01/28                          Aaa          396,564
                                                                  ----------
                                                                   2,094,007
                                                                  ----------

               Beverages, Food & Tobacco - 1.1%
   2,000,000   Safeway, Inc.
               7.25%, 09/15/04                          Baa        1,988,226
                                                                  ----------

               Chemicals - 1.1%
   2,100,000   Great Lakes Chemical Corp.               Aa
               7.00%, 07/15/09                                     1,998,318
                                                                  ----------

               Securities Broker - 0.9%
   1,600,000   Morgan Stanley Dean Witter & Co.
               7.125%, 01/5/03                          Baa        1,598,053
                                                                  ----------
               Commercial Services - 0.8%
     550,000   Waste Management, Inc.
               6.13%, 07/15/01                          Baa          524,110
     625,000   Waste Management, Inc.
               6.38%, 12/01/03                          Ba           559,649
     450,000   Waste Management, Inc.
               7.00%, 07/15/28                          Baa          335,367
                                                                  ----------
                                                                   1,419,126
                                                                  ----------

               Communications - 0.8%
     325,000   PanAmSat Corp.
               6.00%, 01/15/03                          Baa          302,464
   1,225,000   PanAmSat Corp.
               6.13%, 01/15/05                          Baa        1,093,038
                                                                  ----------
                                                                   1,395,502
                                                                  ----------

               Entertainment & Leisure - 0.7%
   1,325,000   Royal Caribbean Cruises, Ltd.,
               Yankee Debenture
               7.50%, 10/15/27                          Baa        1,190,474
                                                                  ----------

               Heavy Machinery - 0.6%
   1,075,000   IDEX Corp.
               6.875%, 2/15/08                          Baa          966,309
                                                                  ----------

                       See Notes to Financial Statements.
--------------------------------------------

                               Select Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                    Moody's Ratings    Value
 Par Value                                            (unaudited)    (Note 2)
-------------------------------------------------------------------------------

            Computers & Information - 0.5%
 $ 825,000  International Business Machines Corp.
            8.38%, 11/01/19                               Baa       $   894,076
                                                                    -----------

            Oil & Gas - 0.5%
   900,000  Enron Corp.
            6.45%, 11/15/01                               Baa           889,277
                                                                    -----------

            Retailers - 0.4%
   800,000  CVS Corp. (A)
            5.50%, 02/15/04                               A             745,818
                                                                    -----------

            Forest Products & Paper - 0.4%
   800,000  Fort James Corp.
            6.88%, 09/15/07                               Baa           757,835
                                                                    -----------

            Telephone Systems - 0.4%
   700,000  Telephone & Data Systems, Inc.
            7.00%, 08/01/06                               Baa           652,728
                                                                    -----------

            Computer Software & Processing - 0.4%
   650,000  Electronic Data Systems Corp.
            7.45%, 10/15/29                               A             630,249
                                                                    -----------

            Lodging - 0.3%
   500,000  La Quinta Inns, Inc., MTN 7.11%,
            10/17/01                                      A             471,094
                                                                    -----------
            Total Corporate Notes and Bonds                          64,587,329
                                                                    -----------
            (Cost $67,701,159)

 ASSET BACKED SECURITIES (B) - 9.5%

 1,476,524  Bear Stearns Mortgage Securities,
            Inc., Series 1998-2, Class B, CMO
            6.75%, 04/30/30                               Aa          1,386,279
   700,000  Chase Commercial Mortgage Securities
            Corp., Series 1997-1, Class D, CMO
            7.37%, 05/19/07 (C)                           BBB           657,888
   999,819  Chase Commercial Mortgage Securities
            Corp., Series 1996-1, Class E, CMO
            7.60%, 06/18/06                               A             923,483
 1,300,000  Chase Credit Card Master Trust,
            Series 1999-3, Class B, CMO
            6.95%, 10/15/07                               A           1,287,065
 1,096,418  Citicorp Mortgage Securities, Inc.,
            Series 1995-3, Class B3, CMO
            7.50%, 11/25/25                               Aaa         1,020,349

                                                    Moody's Ratings    Value
  Par Value                                           (unaudited)    (Note 2)
-------------------------------------------------------------------------------

 ASSET BACKED SECURITIES (B) - (continued)

  $1,675,000 Delta Funding Home Equity Loan
             Trust, Series 1999-1, Class A6F, CMO
             6.34%, 10/15/28                              Baa       $ 1,572,875
   1,675,000 General Electric Capital Mortgage
             Services, Inc., Series 1999-HE1,
             Class A-2
             6.27%, 04/25/29                              Baa         1,581,351
     900,000 GMAC Commercial Mortgage
             Securities Corp., Series 1997-C1,
             Class E, CMO
             7.09%, 11/15/10                              Baa           822,627
     350,000 Green Tree Financial Corp., Series
             1998-8, Class B-1, CMO
             7.69%, 09/01/30                              Baa           315,619
     455,040 Housing Securities, Inc., Series
             1994-2, Class A-1, CMO
             6.50%, 07/25/09                              Baa           442,999
   2,000,000 MBNA Master Credit Card Trust
             6.60%, 12/15/06                              A           1,957,080
   1,000,000 Merrill Lynch Mortgage Investors,
             Inc., Series 1996-C2, Class E, CMO
             6.96%, 11/21/28                              Baa           849,510
     825,000 Merrill Lynch Mortgage Investors,
             Inc., Series 1997-C1, Class D, CMO
             7.12%, 06/18/29                              Aaa           759,676
     575,000 Mortgage Capital Funding, Inc.,
             Series 1996-MC1, Class A2B, CMO
             7.90%, 07/15/28                              Baa           590,249
     700,000 Preferred Credit Corp., Series 1997-
             1, Class A6, CMO
             7.59%, 07/25/26                              Aaa           700,420
     164,677 Resolution Trust Corp., Series 1995-
             2, Class C-1, CMO
             7.45%, 05/25/29                              Baa           160,621
   1,650,000 UCFC Home Equity Loan, Series 1998-
             D, Class AF7, CMO
             6.32%, 04/15/30                              Aaa         1,554,531
                                                                    -----------
             Total Asset Backed Securities                           16,582,622
                                                                    -----------
             (Cost $17,418,219)

 FOREIGN GOVERNMENT OBLIGATIONS - 1.0%

     925,000 Quebec Province 7.50%, 09/15/29              A             895,418
     750,000 Quebec Province 8.80%, 04/15/03              A             785,677
                                                                    -----------
             Total Foreign Government Obligations                     1,681,095
                                                                    -----------
             (Cost $1,696,324)


                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Select Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                 Moody's Ratings    Value
 Par Value         (unaudited)     (Note 2)
---------------------------------------------

 Total Investments - 98.6%       $171,537,887
                                 ------------
 (Cost $178,218,801)
 Net Other Assets and
 Liabilities - 1.4%                 2,499,253
                                 ------------
 Total Net Assets - 100.0%       $174,037,140
                                 ============

------------------
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registra-tion, to qualified institutional buyers. At December 31, 1999, these secu-rities amounted to $5,200,811 or 3.0% of net assets.
(B) Pass Through Certificates
(C) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(D) Forward Commitment
(E) Designated as Collateral on Forward Commitment
MTN Medium Term Note
REIT Real Estate Investment Trust

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $178,286,266. Net unrealized appreciation (depreciation) aggregated $(6,748,379), of which $61,067 related to appreciated investment securities and $(6,809,446) related to depreciated investment securities.

For the period ended December 31, 1999, the Portfolio has elected to defer $453,438 of capital losses attributable to Post-October losses.

At December 31, 1999, the Portfolio had a capital loss carryforward of $4,139,353 which expires in 2007.

OTHER INFORMATION
For the year ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $81,474,875 and $91,267,978 of non-governmental issuers, respectively, and $245,660,661 and $197,782,351 from U.S. Government and Agency issuers, respectively.

At December 31, 1999, the value of the securities loaned amounted to $11,084,214. The value of collateral amounted to $11,398,706.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

          Moody's Ratings                                             S&P Ratings
   Aaa                       56.3%                             BBB                                 0.4%
                                                                                                 ------
                                                                                                   0.4%
                                                                                                 ======
   Aa                         4.9
   A                         13.6
   Baa                       21.9
   Ba                         2.9
                         --------
                             99.6%
                         ========

                       See Notes to Financial Statements.
--------------------------------------------

                               Money Market Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                           Value
  Par Value                                              (Note 2)
------------------------------------------------------------------

 CORPORATE NOTES - 47.6%

             Banking - 12.5%
 $4,000,000  Bankers Trust Corp.
             9.50%, 06/14/00                            $4,058,769
  1,500,000  Bayerische Landesbank NY
             6.25%, 03/15/00                             1,500,205
  6,000,000  Chase Manhattan Corp. MTN
             4.96%, 01/20/00*                            6,000,048
 10,000,000  Comerica Bank
             6.53%, 09/25/00*                            9,998,077
  5,000,000  First National Bank of Chicago, Euro MTN
             7.00%, 05/08/00                             5,027,230
  9,000,000  First Union National Bank, MTN
             6.27%, 09/27/00*                            8,994,991
  2,750,000  Fleet Boston Financial Corp., MTN
             6.38%, 08/11/00                             2,751,470
  7,000,000  Key Bank National Association, MTN
             5.13%, 03/22/00                             6,999,321
  2,000,000  KeyCorp
             6.30%, 04/20/00                             2,000,852
  2,000,000  Norwest Financial, Inc.
             6.88%, 06/15/00                             2,009,553
 15,000,000  Wilmington Trust Corp.
             6.02%, 10/01/00                            14,993,533
                                                        ----------
                                                        64,334,049
                                                        ----------
             Securities Broker - 11.6%
  1,575,000  Bear Stearns Cos., Inc., MTN
             6.50%, 06/15/00                             1,580,975
  5,000,000  Bear Stearns Cos., Inc., MTN
             5.00%, 02/02/00*                            5,000,000
  2,000,000  Donaldson, Lufkin & Jenrette, Inc., MTN
             6.31%, 05/26/00                             2,003,276
  1,300,000  Goldman Sachs and Co. (A)
             5.56%, 01/11/01                             1,289,258
  4,000,000  Goldman Sachs and Co. (A)
             5.04%, 02/07/00*                            4,000,000
  7,000,000  Lehman Brothers Holdings, Inc., MTN
             7.29%, 09/25/00                             7,037,945
  4,236,000  Merrill Lynch & Co., Inc., MTN
             6.47%, 02/15/00*                            4,238,121
    675,000  Merrill Lynch & Co., Inc., MTN
             6.70%, 08/01/00                               677,556
 14,000,000  Morgan Stanley Dean Witter & Co., MTN
             6.08%, 02/14/00*                           14,000,000
 10,000,000  Paine Webber Group, Inc., MTN
             6.64%, 12/12/00*                           10,000,000
  6,750,000  Paine Webber Group, Inc., MTN
             7.00%, 03/01/00                             6,764,318
  2,000,000  Paine Webber Group, Inc., MTN
             7.00%, 03/01/00                             2,001,946
  1,000,000  Salomon Smith Barney Holdings, Inc.
             6.63%, 01/30/00                             1,002,772
                                                        ----------
                                                        59,596,167
                                                        ----------

                                                                     Value
  Par Value                                                        (Note 2)
----------------------------------------------------------------------------

             Financial Services - 9.2%
 $1,000,000  Abbey National Treasury Service PLC
             5.13%, 05/04/00                                      $  996,329
  1,000,000  Beneficial Corp., MTN
             5.09%, 01/10/00*                                      1,000,025
  1,000,000  Countrywide Funding Corp.
             7.31%, 08/28/00                                       1,006,733
  7,000,000  Heller Financial, Inc.
             6.49%, 09/18/00*                                      6,995,170
 10,000,000  Heller Financial, Inc.
             5.90%, 08/07/00                                       9,996,833
 23,000,000  Homeside Lending, Inc., MTN
             6.27%, 08/16/00*                                     23,002,865
  2,000,000  Household Finance Corp.
             6.37%, 06/30/00                                       2,002,796
  2,000,000  Household Finance Corp.
             6.75%, 06/01/00                                       2,008,733
                                                                  ----------
                                                                  47,009,484
                                                                  ----------

             Telephone Systems - 3.1%
 11,885,000  GTE Corp.
             6.16%, 06/12/00*                                     11,880,251
  2,356,000  GTE Corp.
             9.38%, 12/01/00                                       2,419,519
  1,500,000  Nynex Capital Funding Corp.
             9.40%, 06/01/00                                       1,522,393
                                                                  ----------
                                                                  15,822,163
                                                                  ----------

             Electric Utilities - 2.9%
 15,000,000  National Rural Utilities Cooperative Finance Corp.
             6.14%, 06/26/00*                                     15,000,091
                                                                  ----------

             Automotive - 2.3%
  6,000,000  American Honda Finance Corp. (A)
             5.00%, 01/20/00*                                      5,999,876
  6,000,000  American Honda Finance Corp. (A)
             5.78%, 08/02/00*                                      5,999,314
                                                                  ----------
                                                                  11,999,190
                                                                  ----------

             Aerospace & Defense - 1.9%
 10,000,000  Textron Financial Corp. (A)
             5.92%, 05/12/00*                                     10,000,000
                                                                  ----------

             Heavy Machinery - 1.7%
  4,000,000  Caterpillar Financial Services Corp., MTN
             6.28%, 05/01/00                                       4,010,484
  4,500,000  John Deere Capital Corp.
             5.68%, 04/10/00                                       4,502,473
                                                                  ----------
                                                                   8,512,957
                                                                  ----------

             Retailers - 0.9%
  3,700,000  Sears Roebuck Acceptance, MTN
             5.88%, 05/08/00                                       3,697,381
  1,000,000  Wal-Mart Stores, Inc.
             5.85%, 06/01/00                                       1,000,760
                                                                  ----------
                                                                   4,698,141
                                                                  ----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Money Market Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                        Value
  Par Value                                           (Note 2)
----------------------------------------------------------------

             Commercial Services - 0.6%
 $3,000,000  International Lease Finance Corp.
             6.63%, 06/01/00                         $ 3,013,592
                                                     -----------

             Transportation - 0.6%
  3,000,000  Richmond County Development Authority
             5.65%, 06/01/00                           2,997,934
                                                     -----------

             Computers & Information - 0.3%
  1,500,000  International Business Machines Corp.
             5.79%, 03/20/00*                          1,498,932
                                                     -----------
             Total Corporate Notes                   244,482,700
                                                     -----------
             (Cost $244,482,700)

 COMMERCIAL PAPER (B) - 37.3%

             Financial Services - 10.5%
  1,212,000  Associates Financial Services
             5.95%, 01/27/00                           1,190,566
  5,000,000  Fairway Finance Corp. (A)
             5.84%, 03/09/00                           4,858,056
 14,000,000  Finova Capital Corp.
             5.08%, 02/25/00*                         14,000,000
  5,000,000  Franklin Resources, Inc. (A)
             6.75%, 02/14/00                           4,949,375
  6,000,000  Pegasus Four Ltd. (A)
             6.20%, 01/12/00                           5,915,267
  5,536,000  Swiss Re Financial Products
             5.80%, 02/15/00                           5,494,973
 10,000,000  Tulip Funding Corp. (A)
             6.18%, 01/26/00                           9,847,217
  1,820,000  Variable Funding Capital (A)
             6.60%, 01/10/00                           1,811,325
  3,000,000  Westways Funding I (A)
             6.17%, 01/31/00                           2,954,239
  2,684,000  Westways Funding V (A)
             6.20%, 01/12/00                           2,645,634
                                                     -----------
                                                      53,666,652
                                                     -----------

             Securities Broker - 9.4%
 11,000,000  Bear Stearns Cos., Inc.
             5.28%, 03/30/00*                         11,000,000
 15,000,000  Donaldson, Lufkin & Jenrette, Inc.
             6.20%, 02/29/00                          14,839,833
 11,550,000  Goldman Sachs and Co. (A)
             6.60%, 12/21/00                          11,550,000
  2,500,000  Lehman Brothers Holdings, Inc.
             5.75%, 03/27/00                           2,405,365
  5,000,000  Lehman Brothers Holdings, Inc.
             5.58%, 02/14/00                           4,831,825
  4,000,000  Morgan Stanley Dean Witter & Co.
             5.43%, 01/31/00                           3,878,127
                                                     -----------
                                                      48,505,150
                                                     -----------

                                                                Value
  Par Value                                                   (Note 2)
------------------------------------------------------------------------

             Education - 3.8%
 $7,000,000  Arizona Student Loan
             7.05%, 01/05/00                                 $ 6,990,404
  5,000,000  Massachusetts College of Pharmacy
             5.85%, 06/08/00                                   4,870,000
  7,830,000  Massachusetts College of Pharmacy
             5.85%, 06/06/00                                   7,627,692
                                                             -----------
                                                              19,488,096
                                                             -----------

             Commercial Services - 3.5%
  8,500,000  Block Financial Corp. (A)
             6.17%, 01/31/00                                   8,380,542
 10,000,000  Block Financial Corp. (A)
             6.15%, 01/31/00                                   9,856,500
                                                             -----------
                                                              18,237,042
                                                             -----------

             Chemicals - 2.9%
 15,000,000  Akzo Nobel, Inc.
             5.80%, 03/13/00                                  14,690,775
                                                             -----------

             Oil & Gas - 1.9%
 10,000,000  Equilon Enterprises, LLC
             5.74%, 01/24/00                                   9,760,833
                                                             -----------

             Automotive - 1.7%
  1,630,000  Enterprise Funding Corp. (A)
             5.95%, 01/18/00                                   1,614,644
  1,546,000  Enterprise Funding Corp. (A)
             5.95%, 01/27/00                                   1,529,136
  5,575,000  Enterprise Funding Corp. (A)
             6.20%, 02/11/00                                   5,519,312
                                                             -----------
                                                               8,663,092
                                                             -----------

             Forest Products & Paper - 1.7%
  4,500,000  Jefferson Smurfit Financial
             6.80%, 01/21/00                                   4,480,450
  1,000,000  Jefferson Smurfit Financial
             6.95%, 01/18/00                                     996,139
  1,200,000  Jefferson Smurfit Financial
             6.80%, 01/24/00                                   1,193,880
  2,000,000  Jefferson Smurfit Financial
             6.80%, 01/28/00                                   1,988,289
                                                             -----------
                                                               8,658,758
                                                             -----------

             Industrial - 1.0%
  5,000,000  Invensys, Plc (A)
             5.65%, 02/07/00                                   4,970,181
                                                             -----------

             Electric Utilities - 0.9%
  5,000,000  Florida Power & Light Group Capital, Inc. (A)
             5.45%, 01/31/00                                   4,848,611
                                                             -----------
             Total Commercial Paper                          191,489,190
                                                             -----------
             (Cost $191,489,190)

                       See Notes to Financial Statements.
--------------------------------------------

                               Money Market Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                             Value
   Par Value                                               (Note 2)
---------------------------------------------------------------------

 CERTIFICATES OF DEPOSIT - 12.1%

 $15,000,000   Abbey National Treasury Service PLC
               6.31%, 01/31/00                            $15,005,661
   5,000,000   Bankers Trust Corp.
               6.16%, 04/10/00*                             4,999,702
  10,000,000   Barclays Bank, Plc, Yankee CD
               4.89%, 05/12/00*                             9,997,879
  10,000,000   CIC Floating Rate CD
               5.82%, 08/02/00*                             9,998,857
   3,000,000   Commerzbank, AG, Yankee CD
               4.99%, 01/25/00                              2,999,978
   8,000,000   European American Bank
               5.28%, 05/12/00                              7,999,166
  10,000,000   National Bank Canada NY
               6.10%, 11/22/00                              9,994,035
   1,215,000   Toronto Dominion Bank NY
               5.18%, 02/29/00                              1,213,994
                                                          -----------
               Total Certificates of Deposit               62,209,272
                                                          -----------
               (Cost $62,209,272)
 U.S. GOVERNMENT AGENCY OBLIGATIONS (B) - 3.6%

               Federal Home Loan Bank - 2.7%
     900,000   4.85%, 01/27/00                                899,590
   8,000,000   5.19%, 03/24/00*                             8,000,670
   5,000,000   5.22%, 03/17/00                              5,000,000
                                                          -----------
                                                           13,900,260
                                                          -----------
               Fannie Mae - 0.9%
   5,000,000   5.62%, 09/01/00                              4,785,347
                                                          -----------
               Total U.S. Government Agency Obligations    18,685,607
                                                          -----------
               (Cost $18,685,607)

   Shares
   ------

 INVESTMENT COMPANIES - 3.4%

  17,438,366   Scudder Institutional Money Market Fund     17,438,366
       3,830   SSgA Prime Money Market Fund                     3,830
                                                          -----------
               Total Investment Companies                  17,442,196
                                                          -----------
               (Cost $17,442,196)

                                                                    Value
  Par Value                                                        (Note 2)
------------------------------------------------------------------------------

 ASSET BACKED AND MORTGAGE BACKED SECURITIES - 1.7%

 $1,514,163  Fidelity Equipment Lease Trust, Series 1999-1,
             Class A1 (A), CMO
             5.16%, 06/16/00                                     $  1,514,163
  1,839,743  Fidelity Equipment Lease Trust, Series 1999-2,
             Class A1 (A), CMO
             6.13%, 12/15/00                                        1,839,743
  5,000,000  SMM Trust, 1999-C (A)
             6.42%, 01/26/00*                                       5,000,000
                                                                 ------------
             Total Asset Backed and Mortgage Backed Securities      8,353,906
                                                                 ------------
             (Cost $8,353,906)

 MUNICIPAL OBLIGATIONS - 0.2%

  1,000,000  New Jersey State Municipal
             6.38%, 08/01/00                                        1,004,020
                                                                 ------------
             Total Municipal Obligations                            1,004,020
                                                                 ------------
             (Cost $1,004,020)

 Total Investments - 105.9%                                       543,666,891
                                                                 ------------
 (Cost $543,666,891)
 Net Other Assets and Liabilities - (5.9)%                        (30,061,012)
                                                                 ------------
 Total Net Assets - 100.0%                                       $513,605,879
                                                                 ============

------------------
* Variable rate security. The rate shown reflects rate in effect at December 31, 1999.
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1999, these securities amounted to $116,892,393 or 22.76% of net assets.
(B) Effective yield at time of purchase
CMO Collateralized Mortgage Obligation
MTN Medium Term Note

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Money Market Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $543,666,891.

At December 31, 1999, the Portfolio had a capital loss carryforwards which expire as follows: $347 in 2002; $144 in 2003; $35,977 in 2004; $8,154 in 2005;
$52,338 in 2006.

OTHER INFORMATION
The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

          Moody's Ratings
            (Unaudited)
       Aaa                                                               96.79%
       NR (Not Rated)                                                     3.21
                                                                        ------
                                                                        100.00%
                                                                        ======

                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Investment Trust

      STATEMENTS OF ASSETS AND LIABILITIES (in 000's) . December 31, 1999
--------------------------------------------------------------------------------


                                      Select      Select         Select            Select
                                     Emerging   Aggressive       Capital      Value Opportunity
                                   Markets Fund Growth Fund Appreciation Fund       Fund
-----------------------------------------------------------------------------------------------
ASSETS:
Investments:
 Investments at cost.............   $  35,076   $  749,669     $  315,706        $  302,400
 Net unrealized appreciation
  (depreciation).................      13,020      275,614         98,403             2,780
                                    ---------   ----------     ---------         ---------
 Total investments at value......      48,096    1,025,283        414,109           305,180
Cash and foreign currency*.......       2,013           10              1             4,765
Short-term investments held as
 collateral for securities
 loaned..........................          --       92,598         54,180            19,836
Receivable for investments sold..         123          735          1,507             3,739
Receivable for shares sold.......         568        1,173          2,233               841
Receivable for variation margin..          --           --             --                --
Interest and dividend
 receivables.....................          92          598            350               315
Receivable for expense
 reimbursement...................          --           --             --                --
Deferred organizational expense..          --           --              1                --
Dividend tax reclaim
 receivables.....................          --           --             10                --
                                    ---------   ----------     ---------         ---------
 Total Assets....................      50,892    1,120,397        472,391           334,676
                                    ---------   ----------     ---------         ---------
LIABILITIES:
Payable for investments
 purchased.......................         337       10,884            543             6,102
Payable for shares repurchased...          --          107             --                50
Collateral for securities
 loaned..........................          --       92,598         54,180            19,836
Net unrealized depreciation on
 forward currency contracts......           7           --             --                --
Advisory fee payable.............          51          638            291               221
Accrued expenses and other
 payables........................          45          471            290               136
                                    ---------   ----------     ---------         ---------
 Total Liabilities...............         440      104,698         55,304            26,345
                                    ---------   ----------     ---------         ---------
NET ASSETS.......................   $  50,452   $1,015,699     $  417,087        $  308,331
                                    =========   ==========     =========         =========
NET ASSETS consist of
Paid-in capital..................   $  38,187   $  533,575     $  305,818        $  302,445
Undistributed (distribution in
 excess of) net investment income
 (loss)..........................         (45)          --             --             1,208
Accumulated (distribution in
 excess of) net realized gain
 (loss) on investments sold,
 foreign currency transactions
 and futures contracts...........        (703)     206,510         12,866             1,898
Net unrealized appreciation
 (depreciation) of investments,
 assets and liabilities in
 foreign currency and futures
 contracts.......................      13,013      275,614         98,403             2,780
                                    ---------   ----------     ---------         ---------
TOTAL NET ASSETS.................   $  50,452   $1,015,699     $  417,087        $  308,331
                                    =========   ==========     =========         =========
Shares of beneficial interest
outstanding
(unlimited authorization, no par
value) (in 000's)................      39,060      297,774        203,195           202,756
NET ASSET VALUE,
Offering and redemption price per
share
(Net Assets/Shares Outstanding)..   $   1.292   $    3.411     $    2.053        $    1.521
                                    =========   ==========     =========         =========

------------------------------------
* Cost $2,013 and $17,967 for Select Emerging Markets Fund and Select Inter-national Equity Fund, respectively.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

       Select         Select      Select    Select Growth  Select    Money
    International     Growth     Strategic   and Income    Income    Market
     Equity Fund       Fund     Growth Fund     Fund        Fund      Fund
-----------------------------------------------------------------------------
     $  430,165      $  842,766  $ 24,221     $754,905    $178,219  $543,667
        230,498         379,721     3,148       66,619      (6,681)       --
     ---------       ----------  -------      --------    --------  --------
        660,663       1,222,487    27,369      821,524     171,538   543,667
         17,991              15     2,720       21,886       1,897         3
         48,600          67,994        --       11,072      11,399        --
             20           4,679     1,155           --       3,664        --
          1,555              --        23          542          --        --
             --              --       --            52          --        --
            529           1,141        42        1,220       2,252     5,495
             --              --         1           --          --        --
             --              --        --           --          --        --
            633              --        --           23          --        --
     ---------       ----------  -------      --------    --------  --------
        729,991       1,296,316    31,310      856,319     190,750   549,165
     ---------       ----------  -------      --------    --------  --------
             --          10,316        --           --       5,101    22,164
            253             450        14           84          74    13,257
         48,600          67,994        --       11,072      11,399        --
            981              --        --           --          --        --
            482             744        20          466          77       100
            334             447        22          159          62        38
     ---------       ----------  -------      --------    --------  --------
         50,650          79,951        56       11,781      16,713    35,559
     ---------       ----------  -------      --------    --------  --------
     $  679,341      $1,216,365  $ 31,254     $844,538    $174,037  $513,606
     =========       ==========  =======      ========    ========  ========
     $  423,297      $  691,096  $ 27,756     $629,357    $185,279  $513,703
          3,722              --         2          420          99        --
         22,791         145,548       348      147,429      (4,660)      (97)
        229,531         379,721     3,148       67,332      (6,681)       --
     ---------       ----------  -------      --------    --------  --------
     $  679,341      $1,216,365  $ 31,254     $844,538    $174,037  $513,606
     =========       ==========  =======      ========    ========  ========
        334,405         398,968    27,767      436,949     182,709   513,705
     $    2.031      $    3.049  $  1.126     $  1.933    $  0.953  $  1.000
     =========       ==========  =======      ========    ========  ========

--------------------------------------------

                           Allmerica Investment Trust

   STATEMENTS OF OPERATIONS (in 000's) . For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

                                 Select      Select         Select            Select
                                Emerging   Aggressive       Capital      Value Opportunity
                              Markets Fund Growth Fund Appreciation Fund       Fund
------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest..................    $     102   $      671     $      646        $      567
 Dividends.................          596        2,378          1,155             3,119
 Securities lending
  income...................           --          267             89                17
 Less net foreign taxes
  withheld.................          (32)          --             (4)              --
                               ---------   ---------      ---------         ---------
 Total investment income...          666        3,316          1,886             3,703
                               ---------   ---------      ---------         ---------
EXPENSES
 Investment advisory fees..          428        6,804          3,062             2,531
 Custodian and Fund
  accounting fees..........          154          233            116                92
 Legal fees................           --           12              5                 4
 Audit fees................            3           59             20                17
 Trustees' fees and
  expenses.................            1           16              7                 6
 Reports to shareholders...            8          162             83                81
 Amortization of
  organization costs.......           --           --             --                --
 Miscellaneous.............            3           13              5                 5
                               ---------   ---------      ---------         ---------
 Total expense before
  reductions and waiver....          597        7,299          3,298             2,736
 Less reductions...........          (12)        (271)            (3)             (241)
 Less
  reimbursement/waiver.....           --           --             --                --
                               ---------   ---------      ---------         ---------
 Total expenses net of
  reductions and waiver....          585        7,028          3,295             2,495
                               ---------   ---------      ---------         ---------
NET INVESTMENT INCOME
 (LOSS)....................           81       (3,712)        (1,409)            1,208
                               ---------   ---------      ---------         ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss)
  on investments sold......        2,111      208,801         15,287             1,971
 Net realized gain (loss)
  on futures contracts.....           --           --             --                --
 Net realized gain (loss)
  on foreign currency
  transactions.............         (110)          --             --                --
 Net change in unrealized
  appreciation
  (depreciation) of assets
  and liabilities in
  foreign currency.........           71           --             --                --
 Net change in unrealized
  appreciation
  (depreciation) of
  investments and futures
  contracts................       15,042       76,344         68,546           (16,101)
                               ---------   ---------      ---------         ---------
NET GAIN (LOSS) ON
 INVESTMENTS...............       17,114      285,145         83,833           (14,130)
                               ---------   ---------      ---------         ---------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS................    $  17,195   $  281,433     $   82,424        $  (12,922)
                               =========   =========      =========         =========

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

       Select         Select      Select      Select Growth   Select      Money
    International     Growth     Strategic     and Income     Income     Market
     Equity Fund       Fund     Growth Fund       Fund         Fund       Fund
--------------------------------------------------------------------------------
     $      615      $  1,404    $     95       $  2,818      $11,835    $22,442
          9,810         5,516         248         11,143           --        269
            121            80          --             25            7         --
         (1,180)           --          --           (123)          --         --
     ---------       --------    -------        --------      -------    -------
          9,366         7,000         343         13,863       11,842     22,711
     ---------       --------    -------        --------      -------    -------
          4,936         7,472         186          4,909          901      1,020
            447           268          56            252           95        112
              8            14          --             11            3          6
             45            79           9             53           11         18
             11            19          --             15            4          8
            121           142           9            102           30         66
             --            --          --             --           --         --
             10            15           2             12            2          2
     ---------       --------    -------        --------      -------    -------
          5,578         8,009         262          5,354        1,046      1,232
            (54)        (233)          (7)           (25)          --         --
             --            --          (1)            --           --         --
     ---------       --------    -------        --------      -------    -------
          5,524         7,776         254          5,329        1,046      1,232
     ---------       --------    -------        --------      -------    -------
          3,842         (776)          89          8,534       10,796     21,479
     ---------       --------    -------        --------      -------    -------
         31,286       146,732         804        147,205       (4,599)        --
             --            --          --            317           --         --
          2,399            --          --             --           --         --
            570            --          --             --           --         --
        126,449       127,039       2,723        (32,024)      (7,682)        --
     ---------       --------    -------        --------      -------    -------
        160,704       273,771       3,527        115,498      (12,281)        --
     ---------       --------    -------        --------      -------    -------
     $  164,546      $272,995    $  3,616       $124,032      $(1,485)   $21,479
     =========       ========    =======        ========      =======    =======

--------------------------------------------

                           Allmerica Investment Trust

                 STATEMENTS OF CHANGES IN NET ASSETS (in 000's)
--------------------------------------------------------------------------------

                               Select Emerging            Select Aggressive            Select Capital
                                Markets Fund*                Growth Fund              Appreciation Fund
------------------------------------------------------------------------------------------------------------
                           Year Ended  Period Ended
                          December 31, December 31,    Years Ended December 31,    Years Ended December 31,
                              1999         1998           1999          1998          1999          1998
------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning
 of year................   $  20,873    $  20,000(A)  $   752,741   $   604,123   $   310,582   $   240,526
                           ---------    ---------     -----------   -----------   -----------   -----------
Increase (decrease) in
net assets
resulting from
operations:
 Net investment income
  (loss)................          81          161          (3,712)       (2,428)       (1,409)       (1,215)
 Net realized gain
  (loss) on investments
  sold and foreign
  currency
  transactions..........       2,001       (2,714)        208,801          (367)       15,287        49,583
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments and assets
  and liabilities in
  foreign currency......      15,113       (2,100)         76,344        71,945        68,546       (11,429)
                           ---------    ---------     -----------   -----------   -----------   -----------
 Net increase in net
  assets resulting from
  operations............      17,195       (4,653)        281,433        69,150        82,424        36,939
                           ---------    ---------     -----------   -----------   -----------   -----------
Distributions to
shareholders from:
 Net investment income..        (208)         (37)             --            --            --            --
 Distribution in excess
  of net investment
  income................          --           --              --            --            --            --
 Net realized gain on
  investments...........          --           --              --            --          (511)      (47,014)
                           ---------    ---------     -----------   -----------   -----------   -----------
  Total distributions...        (208)         (37)             --            --          (511)      (47,014)
                           ---------    ---------     -----------   -----------   -----------   -----------
Capital share
transactions:
 Net proceeds from sales
  of shares.............      13,372        5,729         182,716       102,931        74,290        52,851
 Issued to shareholders
  in reinvestment of
  distributions.........         208           37              --            --           511        47,014
 Cost of shares
  repurchased...........        (988)        (203)       (201,191)      (23,463)      (50,209)      (19,734)
                           ---------    ---------     -----------   -----------   -----------   -----------
  Net increase from
   capital share
   transactions.........      12,592        5,563         (18,475)       79,468        24,592        80,131
                           ---------    ---------     -----------   -----------   -----------   -----------
  Total increase
   (decrease) in net
   assets...............      29,579          873         262,958       148,618       106,505        70,056
                           ---------    ---------     -----------   -----------   -----------   -----------
NET ASSETS at the end of
 year...................   $  50,452    $  20,873     $ 1,015,699   $   752,741   $   417,087   $   310,582
                           =========    =========     ===========   ===========   ===========   ===========
Undistributed
 (distribution in excess
 of) net investment
 income (loss)..........   $     (45)   $     193     $        --   $        --   $        --   $      (264)
                           =========    =========     ===========   ===========   ===========   ===========
OTHER INFORMATION:
Share transactions:
 Sold...................      13,235        6,831          65,884        46,519        41,852        31,712
 Issued to shareholders
  in reinvestment of
  distributions.........         189           48              --            --           278        28,667
 Repurchased............        (984)        (259)        (74,092)      (12,098)      (28,289)      (12,704)
                           ---------    ---------     -----------   -----------   -----------   -----------
  Net increase in shares
   outstanding..........      12,440        6,620          (8,208)       34,421        13,841        47,675
                           =========    =========     ===========   ===========   ===========   ===========

------------------
* The Select Emerging Markets Fund and the Select Strategic Growth Fund commenced operations on February 20, 1998.
(A) Represents initial seed money and shares. Original shares were priced at $1.00.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

     Select Value          Select International            Select Growth             Select Strategic
   Opportunity Fund             Equity Fund                     Fund                   Growth Fund*
----------------------------------------------------------------------------------------------------------
     Years Ended                                                                  Year Ended  Period Ended
     December 31,        Years Ended December 31,    Years Ended December 31,    December 31, December 31,
    1999        1998         1999          1998          1999          1998          1999         1998
----------------------------------------------------------------------------------------------------------
 $ 268,405   $ 202,139   $   505,553   $   397,915   $   815,390   $   470,356    $  14,839    $5,000 (A)
 ---------   ---------   -----------   -----------   -----------   -----------    ---------    ---------

     1,208       2,231         3,842         4,550          (776)          504           89           34
     1,971      16,620        33,685        (7,626)      146,732        32,636          804         (456)
  (16,101)      (8,160)      127,019        70,083       127,039       159,491        2,723          425
 ---------   ---------   -----------   -----------   -----------   -----------    ---------    ---------
  (12,922)      10,691       164,546        67,007       272,995       192,631        3,616            3
 ---------   ---------   -----------   -----------   -----------   -----------    ---------    ---------

       (2)      (2,255)           --        (6,430)         (504)          (94)         (87)         (34)
        --          --            --            --            --            --           --           (1)
  (16,638)        (835)           --            --       (32,039)       (6,735)          --           --
 ---------   ---------   -----------   -----------   -----------   -----------    ---------    ---------
  (16,640)      (3,090)           --        (6,430)      (32,543)       (6,829)         (87)         (35)
 ---------   ---------   -----------   -----------   -----------   -----------    ---------    ---------

    82,103      59,689       402,948       141,035       175,324       167,762       14,491       10,823
    16,639       3,090           --          6,430        32,543         6,829           87           35
  (29,254)      (4,114)     (393,706)     (100,404)      (47,344)      (15,359)      (1,692)        (987)
 ---------   ---------   -----------   -----------   -----------   -----------    ---------    ---------
    69,488      58,665         9,242        47,061       160,523       159,232       12,886        9,871
 ---------   ---------   -----------   -----------   -----------   -----------    ---------    ---------
    39,926      66,266       173,788       107,638       400,975       345,034       16,415        9,839
 ---------   ---------   -----------   -----------   -----------   -----------    ---------    ---------
 $ 308,331   $ 268,405   $   679,341   $   505,553   $ 1,216,365   $   815,390    $  31,254    $  14,839
 =========   =========   ===========   ===========   ===========   ===========    =========    =========
 $   1,208   $       2   $     3,722   $    (2,522)  $        --   $       504    $       2    $      --
 =========   =========   ===========   ===========   ===========   ===========    =========    =========


    52,425      35,634       241,959        94,467        68,437        80,682       14,098       11,408
     9,881       1,828            --         4,119        12,663         3,082           80           36
  (18,777)      (2,586)     (235,513)      (67,343)      (17,926)       (7,661)      (1,659)      (1,196)
 ---------   ---------   -----------   -----------   -----------   -----------    ---------    ---------
    43,529      34,876         6,446        31,243        63,174        76,103       12,519       10,248
 =========   =========   ===========   ===========   ===========   ===========    =========    =========

--------------------------------------------

                           Allmerica Investment Trust

                 STATEMENTS OF CHANGES IN NET ASSETS (in 000's)
--------------------------------------------------------------------------------

                              Select Growth and                Select                   Money Market
                                 Income Fund                 Income Fund                    Fund
------------------------------------------------------------------------------------------------------------
                           Years Ended December 31,   Years Ended December 31,     Years Ended December 31,
                              1999          1998          1999          1998          1999          1998
------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning
 of year................  $   646,086   $   473,553   $   160,450   $   104,253   $   336,253   $   260,619
                          -----------   -----------   -----------   -----------   -----------   -----------
Increase (decrease) in
net assets resulting
from operations:
 Net investment income
  (loss)................        8,534         6,986        10,796         7,849        21,479        14,920
 Net realized gain
  (loss) on investments
  sold and foreign
  currency
  transactions..........      147,522        54,948        (4,599)        2,478            --           (52)
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments and assets
  and liabilities in
  foreign currency......      (32,024)       21,673        (7,682)       (1,811)           --           ---
                          -----------   -----------   -----------   -----------   -----------   -----------
 Net increase in net
  assets resulting from
  operations............      124,032        83,607        (1,485)        8,516        21,479        14,868
                          -----------   -----------   -----------   -----------   -----------   -----------
Distributions to
 shareholders from:
 Net investment income..       (8,173)       (7,005)      (10,916)       (7,821)      (21,479)      (14,920)
 Distribution in excess
  of net investment
  income................           --            --            --            --            --            (2)
 Net realized gain on
  investments...........      (54,380)       (2,017)       (1,346)           --            --            --
                          -----------   -----------   -----------   -----------   -----------   -----------
  Total distributions...      (62,553)       (9,022)      (12,262)       (7,821)      (21,479)      (14,922)
                          -----------   -----------   -----------   -----------   -----------   -----------
Capital share
 transactions:
 Net proceeds from sales
  of shares.............       93,057       101,277        37,170        57,084     1,057,803       327,728
 Issued to shareholders
  in reinvestment of
  distributions.........       62,553         9,022        12,262         7,821        21,479        14,922
 Cost of shares
  repurchased...........      (18,637)      (12,351)      (22,098)       (9,403)     (901,929)     (266,962)
                          -----------   -----------   -----------   -----------   -----------   -----------
  Net increase from
   capital share
   transactions.........      136,973        97,948        27,334        55,502       177,353        75,688
                          -----------   -----------   -----------   -----------   -----------   -----------
  Total increase
   (decrease) in net
   assets...............      198,452       172,533        13,587        56,197       177,353        75,634
                          -----------   -----------   -----------   -----------   -----------   -----------
NET ASSETS at the end of
 year...................  $   844,538   $   646,086   $   174,037   $   160,450   $   513,606   $   336,253
                          ===========   ===========   ===========   ===========   ===========   ===========
 Undistributed
  (distribution in
  excess of) net
  investment income
  (loss)................  $       420   $        58   $        99   $        99   $        --   $        --
                          ===========   ===========   ===========   ===========   ===========   ===========
OTHER INFORMATION:
Share transactions:
 Sold...................       50,308        60,638        36,810        55,529     1,057,803       327,728
 Issued to shareholders
  in reinvestment of
  distributions.........       33,680         5,339        12,530         7,565        21,479        14,922
 Repurchased............      (10,177)       (8,018)      (22,179)       (9,521)     (901,929)     (266,962)
                          -----------   -----------   -----------   -----------   -----------   -----------
  Net increase in shares
   outstanding..........       73,811        57,959        27,161        53,573       177,353        75,688
                          ===========   ===========   ===========   ===========   ===========   ===========

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------

                           Allmerica Investment Trust

     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------


                         Income from Investment Operations                             Less Distributions
                   --------------------------------------------- -----------------------------------------------------------------
                                         Net Realized
                      Net                    and                            Distributions
                     Asset       Net      Unrealized             Dividends    from Net
                     Value   Investment  Gain (Loss)  Total from  from Net    Realized    Distributions
    Year Ended     Beginning   Income         on      Investment Investment    Capital         in          Return of     Total
   December 31,     of Year  (Loss)(/2/) Investments  Operations   Income       Gains        Excess         Capital  Distributions
   ------------    --------- ----------- ------------ ---------- ---------- ------------- -------------    --------- -------------
 Select Emerging
     Markets
    Fund(/1/)
       1999         $0.784     $0.001       $0.513      $0.514    $(0.006)     $   --        $   --          $  --      $(0.006)
       1998(D)       1.000      0.006       (0.221)     (0.215)    (0.001)         --            --             --       (0.001)
      Select
    Aggressive
   Growth Fund
       1999          2.460     (0.012)       0.963       0.951         --          --            --             --           --
       1998          2.225     (0.008)       0.243       0.235         --          --            --             --           --
       1997          2.037     (0.009)       0.387       0.378         --      (0.182)       (0.008)(/3/)       --       (0.190)
       1996          1.848     (0.009)       0.351       0.342         --      (0.153)           --             --       (0.153)
       1995          1.397     (0.001)       0.452       0.451         --          --            --             --           --
  Select Capital
   Appreciation
    Fund(/1/)
       1999          1.640     (0.007)       0.423       0.416         --      (0.003)           --             --       (0.003)
       1998          1.698     (0.006)       0.241       0.235         --      (0.293)           --             --       (0.293)
       1997          1.485     (0.005)       0.218       0.213         --          --            --             --           --
       1996          1.369     (0.003)       0.124       0.121         --      (0.005)           --             --       (0.005)
       1995(E)       1.000     (0.001)       0.397       0.396         --      (0.027)           --             --       (0.027)
   Select Value
   Opportunity
    Fund(/1/)
       1999          1.686      0.006       (0.077)     (0.071)        --      (0.094)           --             --       (0.094)
       1998          1.626      0.014        0.066       0.080     (0.014)     (0.006)           --             --       (0.020)
       1997          1.511      0.010        0.364       0.374     (0.010)     (0.249)           --             --       (0.259)
       1996          1.238      0.011        0.342       0.353     (0.011)     (0.069)           --             --       (0.080)
       1995          1.089      0.009        0.183       0.192     (0.009)     (0.033)       (0.001)(/3/)       --       (0.043)
      Select
  International
   Equity Fund
       1999          1.542      0.012        0.477       0.489         --          --            --             --           --
       1998          1.341      0.014        0.207       0.221     (0.020)         --            --             --       (0.020)
       1997          1.356      0.015        0.049       0.064     (0.019)     (0.046)       (0.014)(/4/)       --       (0.079)
       1996          1.136      0.011        0.238       0.249     (0.012)     (0.003)       (0.014)(/4/)       --       (0.029)
       1995          0.963      0.013        0.176       0.189     (0.011)     (0.005)           --             --       (0.016)
                      Net
                    Increase
                   (Decrease)
                       in
    Year Ended     Net Asset
   December 31,      Value
   ------------    ----------
 Select Emerging
     Markets
    Fund(/1/)
       1999          $0.508
       1998(D)       (0.216)
      Select
    Aggressive
   Growth Fund
       1999           0.951
       1998           0.235
       1997           0.188
       1996           0.189
       1995           0.451
  Select Capital
   Appreciation
    Fund(/1/)
       1999           0.413
       1998          (0.058)
       1997           0.213
       1996           0.116
       1995(E)        0.369
   Select Value
   Opportunity
    Fund(/1/)
       1999          (0.165)
       1998           0.060
       1997           0.115
       1996           0.273
       1995           0.149
      Select
  International
   Equity Fund
       1999           0.489
       1998           0.201
       1997          (0.015)
       1996           0.220
       1995           0.173

------------------
*   Annualized
**  Not Annualized
(A) Including reimbursements, waivers, and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrange-ments with brokers who reduced a portion of the Portfolio's expenses.
(C) Excluding reimbursements and reductions.
(D) For period ended December 31, 1998.
(E) For period ended December 31, 1995.
(1) The Select Emerging Markets Fund commenced operations on February 20, 1998. The Select Capital Appreciation Fund commenced operations on April 28, 1995 and changed sub-advisers on April 1, 1998. The Select Value Opportunity Fund changed sub-advisers on January 1, 1997.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were $0.000 in 1999, $0.004 in 1998 for Select Emerging Markets Fund; $(0.013) in 1999, $(0.009) in 1998 and $(0.010) in 1997 for Select Aggressive Growth Fund; $(0.001) in 1995 for Select Capital Appreciation Fund; $0.005 in 1999, $0.013 in 1998, $0.009 in 1997 and $0.010 in 1996 for Select Value Opportunity Fund; and $0.011 in 1999, $0.014 in 1998, $0.015 in 1997 and $0.011 in 1996 for Select Interna-
    tional Equity Fund.
(3) Distributions in excess of net realized capital gains.
(4) Distributions in excess of net investment income.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

                            Ratios/Supplemental Data
        -----------------------------------------------------
                          Ratios To Average Net Assets
               ----------------------------------------

Net Asset             Net Assets
  Value                 End of        Net                                                      Portfolio
 End of    Total        Period    Investment    Operating Expenses        Management Fee       Turnover
 Period    Return      (000's)   Income (Loss)  (A)      (B)      (C)      Gross      Net        Rate
---------  ------     ---------- ------------- ------   ------   ------   --------   -------   ---------
 $ 1.292    65.72%    $   50,452      0.25%      1.88%    1.92%    1.92%     1.35%      1.35%      60%
   0.784   (21.46)%**     20,873      0.96%*     2.19%*   2.19%*   2.54%*    1.35%*     1.00%*     62%**

   3.411    38.66%     1,015,699     (0.46)%     0.88%    0.91%    0.91%     0.85%      0.85%     101%
   2.460    10.56%       752,741     (0.36)%     0.92%    0.95%    0.95%     0.88%      0.88%      99%
   2.225    18.71%       604,123     (0.45)%     0.99%    1.04%    1.04%     0.95%      0.95%      95%
   2.037    18.55%       407,442     (0.53)%     1.08%    1.08%    1.08%     1.00%      1.00%     113%
   1.848    32.28%       254,872     (0.07)%     1.09%      --     1.09%     1.00%      1.00%     104%

   2.053    25.36%       417,087     (0.42)%     0.98%    0.98%    0.98%     0.91%      0.91%      61%
   1.640    13.88%       310,582     (0.47)%     1.02%    1.04%    1.04%     0.94%      0.94%     141%
   1.698    14.28%       240,526     (0.38)%     1.13%    1.13%    1.13%     0.98%      0.98%     133%
   1.485     8.80%       142,680     (0.32)%     1.13%    1.13%    1.13%     1.00%      1.00%      98%
   1.369    39.56%**      41,376     (0.25)%*    1.35%*     --     1.42%*    1.00%*     0.93%*     95%**

   1.521    (4.70)%      308,331      0.43%      0.88%    0.97%    0.97%     0.90%      0.90%      98%
   1.686     4.87%       268,405      0.95%      0.94%    0.98%    0.99%     0.91%      0.90%      73%
   1.626    24.85%       202,139      0.73%      0.98%    1.04%    1.06%     0.92%      0.90%     110%
   1.511    28.53%       113,969      0.91%      0.95%    0.97%    0.97%     0.85%      0.85%      20%
   1.238    17.60%        64,575      0.86%      1.01%      --     1.01%     0.85%      0.85%      17%

   2.031    31.71%       679,341      0.69%      1.01%    1.02%    1.02%     0.89%      0.89%      18%
   1.542    16.48%       505,553      0.99%      1.01%    1.02%    1.02%     0.90%      0.90%      27%
   1.341     4.65%       397,915      1.17%      1.15%    1.17%    1.17%     0.97%      0.97%      20%
   1.356    21.94%       246,877      1.22%      1.20%    1.23%    1.23%     1.00%      1.00%      18%
   1.136    19.63%       104,312      1.68%      1.24%      --     1.24%     1.00%      1.00%      24%

--------------------------------------------

                           Allmerica Investment Trust

     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                               Income from Investment Operations
                         ---------------------------------------------
                                               Net Realized
                            Net                    and
                           Asset       Net      Unrealized
                           Value   Investment  Gain (Loss)  Total from
                         Beginning   Income         on      Investment
Year Ended December 31,  of Period (Loss)(/2/) Investments  Operations
-----------------------  --------- ----------- ------------ ----------
Select Growth Fund(/1/)
         1999             $2.428     $(0.002)    $ 0.709     $ 0.707
         1998              1.811       0.002       0.638       0.640
         1997              1.430       0.006       0.480       0.486
         1996              1.369       0.005       0.297       0.302
         1995              1.099          --       0.270       0.270
   Select Strategic
   Growth Fund(/1/)
         1999              0.973       0.003       0.153       0.156
         1998(D)           1.000       0.002      (0.027)     (0.025)
   Select Growth and
   Income Fund(/1/)
         1999              1.779       0.022       0.298       0.320
         1998              1.552       0.020       0.233       0.253
         1997              1.405       0.020       0.293       0.313
         1996              1.268       0.020       0.246       0.266
         1995              1.027       0.019       0.290       0.309
  Select Income Fund
         1999              1.032       0.062      (0.071)     (0.009)
         1998              1.022       0.059       0.010       0.069
         1997              0.995       0.060       0.028       0.088
         1996              1.024       0.061      (0.029)      0.032
         1995              0.930       0.060       0.095       0.155
     Money Market
         Fund
         1999              1.000       0.051          --       0.051
         1998              1.000       0.054          --       0.054
         1997              1.000       0.053          --       0.053
         1996              1.000       0.052          --       0.052
         1995              1.000       0.057          --       0.057
                                              Less Distributions
                         -------------------------------------------------------------------
                                                                                                Net
                                                                                              Increase
                         Dividends      Distributions                                        (Decrease)
                          from Net        from Net    Distributions    Return                    in
                         Investment       Realized         in            of        Total     Net Asset
Year Ended December 31,    Income       Capital Gains    Excess        Capital Distributions   Value
------------------------ -------------- ------------- ---------------- ------- ------------- ----------
Select Growth Fund(/1/)
         1999             $(0.003)         $(0.085)     $      --      $   --     $(0.086)      0.621
         1998                  --(/3/)      (0.023)            --          --      (0.023)      0.617
         1997              (0.006)          (0.099)            --          --      (0.105)      0.381
         1996              (0.005)          (0.236)            --          --      (0.241)      0.061
         1995                  --               --             --          --          --       0.270
   Select Strategic
   Growth Fund(/1/)
         1999              (0.003)              --             --          --      (0.003)      0.153
         1998(D)           (0.002)              --             --          --      (0.002)     (0.027)
   Select Growth and
   Income Fund(/1/)
         1999              (0.021)          (0.145)            --          --      (0.166)      0.154
         1998              (0.020)          (0.006)            --          --      (0.026)      0.227
         1997              (0.020)          (0.146)            --          --      (0.166)      0.147
         1996              (0.020)          (0.109)            --          --      (0.129)      0.137
         1995              (0.019)          (0.049)            --          --      (0.068)      0.241
  Select Income Fund
         1999              (0.063)          (0.007)            --          --      (0.070)     (0.079)
         1998              (0.059)              --             --          --      (0.059)      0.010
         1997              (0.061)              --             --          --      (0.061)      0.027
         1996              (0.061)              --             --          --      (0.061)     (0.029)
         1995              (0.060)              --        (0.001)(/4/)     --      (0.061)      0.094
     Money Market
         Fund
         1999              (0.051)              --             --          --      (0.051)         --
         1998              (0.054)              --             --          --      (0.054)         --
         1997              (0.053)              --             --          --      (0.053)         --
         1996              (0.052)              --             --          --      (0.052)         --
         1995              (0.057)              --             --          --      (0.057)         --

------------------------------------
*   Annualized
**  Not Annualized
(A) Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrange-ments with brokers who reduced a portion of the Portfolio's expenses.
(C) Excluding reimbursements and reductions.
(D) For period ended December 31, 1998.
(1) The Select Growth Fund changed sub-advisers on July 1, 1996. The Select Strategic Growth Fund commenced operations on February 20, 1998. The Select Growth and Income Fund changed sub-advisers on April 1, 1999.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were $(0.003) in 1999, $0.001 in 1998, $0.006 in 1997 and $0.005 in 1996 for Select Growth Fund; $0.003 in 1999,
    $(0.001) in 1998 for Select Strategic Growth Fund; $0.022 in 1999, $0.019 in 1998, $0.019 in 1997 and $0.019 in 1996 for the Select Growth and Income Fund and $0.060 in 1995 for Select Income Fund.
(3) Dividends from net investment income are less than $0.0005.
(4) Distribution in excess of net investment income.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

                            Ratios/Supplemental Data
           ---------------------------------------------------------------------
                              Ratios To Average Net Assets
                      ---------------------------------------------------
                      Net Assets
Net Asset               End of        Net        Operating          Management     Portfolio
Value End   Total       Period    Investment      Expenses             Fee         Turnover
of Period  Returns     (000's)   Income (Loss) (A)    (B)    (C)    Gross   Net      Rate
---------  -------    ---------- ------------- ----   ----   ----   -----   ----   ---------
 $3.049     29.80%    $1,216,365    (0.08)%    0.81%  0.83%  0.83%  0.78%   0.78%      84%
  2.428     35.44%       815,390      0.08%    0.85%  0.87%  0.87%  0.82%   0.82%      86%
  1.811     34.06%       470,356      0.42%    0.91%  0.93%  0.93%  0.85%   0.85%      75%
  1.430     22.02%       228,551      0.38%    0.92%  0.93%  0.93%  0.85%   0.85%     159%
  1.369     24.59%       143,125      0.02%    0.97%    --   0.97%  0.85%   0.85%      51%

  1.126     16.06%        31,254      0.41%    1.17%  1.20%  1.20%  0.85%   0.85%      58%
  0.973     (2.47)%**     14,839      0.41%*   1.14%* 1.20%* 1.66%* 0.85%*  0.39%*     24%**

  1.933     18.43%       844,538      1.17%    0.73%  0.74%  0.74%  0.67%   0.67%     131%
  1.779     16.43%       646,086      1.26%    0.70%  0.73%  0.73%  0.68%   0.68%     112%
  1.552     22.51%       473,552      1.34%    0.77%  0.80%  0.80%  0.73%   0.73%      71%
  1.405     21.26%       295,638      1.44%    0.80%  0.83%  0.83%  0.75%   0.75%      78%
  1.268     30.32%       191,610      1.69%    0.85%    --   0.85%  0.75%   0.75%     112%

  0.953     (0.85)%      174,037      6.26%    0.61%  0.61%  0.61%  0.52%   0.52%     177%
  1.032      6.83%       160,450      5.92%    0.64%  0.64%  0.64%  0.54%   0.54%     130%
  1.022      9.17%       104,253      6.12%    0.72%  0.72%  0.72%  0.59%   0.59%      79%
  0.995      3.32%        77,498      6.29%    0.74%  0.74%  0.74%  0.60%   0.60%     108%
  1.024     16.96%        60,368      6.24%    0.79%    --   0.80%  0.60%   0.59%     131%

  1.000      5.19%       513,606      5.09%    0.29%  0.29%  0.29%  0.24%   0.24%     N/A
  1.000      5.51%       336,253      5.36%    0.32%  0.32%  0.32%  0.26%   0.26%     N/A
  1.000      5.47%       260,620      5.33%    0.35%  0.35%  0.35%  0.27%   0.27%     N/A
  1.000      5.36%       217,256      5.22%    0.34%  0.34%  0.34%  0.28%   0.28%     N/A
  1.000      5.84%       155,211      5.68%    0.36%    --   0.36%  0.29%   0.29%     N/A

--------------------------------------------

                           Allmerica Investment Trust

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940 ("the 1940 Act"), as amended, as an open-end, diversified management investment company established as a Massachusetts business trust. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts offered by insurance compa-nies, (ii) certain qualified pension and retirement plans, as permitted by Treasury Regulations; and (iii) life insurance companies and advisers to the Portfolios and their affiliates. The Trust is comprised of fourteen managed investment portfolios. The accompanying financial statements and financial highlights are those of the Select Emerging Markets, Select Aggressive Growth, Select Capital Appreciation, Select Value Opportunity, Select International Equity, Select Growth, Select Strategic Growth, Select Growth and Income, Select Income and Money Market Funds (individually a "Portfolio", collectively, the "Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Security Valuation: Securities which are traded on a recognized exchange (in-cluding securities traded through the National Market System) are valued at the last sale price on the securities exchange on which securities are primarily traded or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business each day. Short-term investments that mature in 60 days or less are valued at amortized cost. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which util-izes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent bro-kers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The invest-ments of the Money Market Fund are valued utilizing the amortized cost valua-tion method, permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereaf-ter assuming a constant amortization to maturity of any discount or premium.

Forward Foreign Currency Contracts: The Select Emerging Markets, Select Capital Appreciation, Select International Equity, and Select Income Funds may enter into forward foreign currency contracts whereby the Portfolios agree to exchange a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of cer-tain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Receivables and payables of forward foreign currency contracts are presented on a net basis in the Statements of Assets and Liabilities. Gains or losses on the purchase or sale of forward for-eign currency contracts having the same settlement date and broker are recog-nized on the date of offset, otherwise gains and losses are recognized on the settlement date.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolios, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

                         ------------------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------


Foreign Currency Translation: Investment valuations, other assets and liabili-ties denominated in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are translated into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Security Transactions and Investment Income: Security transactions are recorded as of trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amorti-zation of premium and accretion of discount on securities, is accrued daily. Dividend income is recorded on the ex-dividend date, except that certain divi-dends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its tax year ending December 31, 1999. In addi-tion, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Port-folio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distrib-uted quarterly for the Select Growth and Income, and Select Income Funds, and annually for the Select Emerging Markets, Select Aggressive Growth, Select Cap-ital Appreciation, Select Value Opportunity, Select International Equity, Select Growth and Select Strategic Growth Funds. All Portfolios declare and distribute all net realized capital gains, if any, at least annually. Distribu-tions to shareholders are recorded on ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the tim-ing of the recognition of gains or losses, including "Post-October Losses" for-eign currency gains and losses and losses deferred due to wash sales; and per-manent differences due to differing treatments for paydown gains/losses on mortgage-backed securities, market discount, and non-taxable dividends. Any taxable income or gain remaining at fiscal year end is distributed in the fol-lowing year. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistrib-uted net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purposes of calculating net investment income per share in the Financial High-lights.

Futures Contracts: All Portfolios, except the Money Market Fund, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in value of a specified financial index over a predetermined time period. Cash or securities are deposited with the brokers in order to establish and maintain a position. Subsequent payments made or received by the Portfolio based on the daily change in the market value of the position are recorded as unrealized gain or loss until the contract is closed out, at which time the gain or loss is realized.

Organization Costs: For the Select Capital Appreciation Fund, cost incurred in connection with its organization, including the fees and expenses of register-ing and qualifying its shares for distribution under applicable securities reg-ulations were capitalized and are being amortized using the straight line method over a period of five years beginning with the commencement of the Port-folio's operation.

Securities Lending: Each Portfolio, using Investors Bank & Trust Company ("IBT") as its lending agent, may loan securities to brokers and dealers in exchange for negotiated lenders' fees. These fees are disclosed as "securities lending income" in the Statements of Operations. Each applicable Portfolio receives collateral against the loaned securities

--------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------

which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. Collateral received is gener-ally cash, and is invested in short term investments. Lending portfolio securi-ties involves possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral. Infor-mation regarding the value of the securities loaned and the value of the col-lateral at period end is included under the caption "Other Information" at the end of each applicable Portfolio's schedule of investments. Prior to April, 1999 Bankers Trust Company was the Portfolios lending agent.

Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

Forward Commitments: The Select Capital Appreciation Fund, Select Income Fund, Investment Grade Income Fund, Government Bond Fund and Money Market Fund may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("forward commitments"). If the Portfolios do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolios generally will enter into forward commitments with the intention of acquiring securities for their portfolio, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so.

3.  INVESTMENT ADVISORY, ADMINISTRATION, AND OTHER RELATED PARTY TRANSACTIONS.

Allmerica Financial Investment Management Services, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), serves as investment advisor and administrator to the Trust. Under the terms of the management agreement, the Portfolios pay a man-agement fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

                                              Percentage of Average Daily Net Assets
                             First         Next         Next         Next         Next          Over
Portfolio                 $100,000,000 $150,000,000 $250,000,000 $250,000,000 $250,000,000 $1,000,000,000
---------------------------------------------------------------------------------------------------------
Select Emerging Markets      1.35%        1.35%        1.35%        1.35%        1.35%         1.35%
Select Value Opportunity     1.00%        0.85%        0.80%        0.75%        0.70%         0.70%
Select International
 Equity                      1.00%        0.90%        0.85%        0.85%        0.85%         0.85%
Select Growth                0.85%        0.85%        0.80%        0.75%        0.70%         0.70%
Select Strategic Growth      0.85%        0.85%        0.85%        0.85%        0.85%         0.85%
Select Growth and Income     0.75%        0.70%        0.65%        0.65%        0.65%         0.65%
Prior to September 1,
1999
---------------------------------------------------------------------------------------------------------
Select Aggressive Growth     1.00%        0.90%        0.85%        0.85%        0.85%         0.85%
Select Capital
 Appreciation                1.00%        0.90%        0.85%        0.85%        0.85%         0.85%
After September 1, 1999
---------------------------------------------------------------------------------------------------------
Select Aggressive Growth     1.00%        0.90%        0.80%        0.70%        0.70%         0.65%
Select Capital
 Appreciation                1.00%        0.90%        0.80%        0.70%        0.70%         0.65%

                         ------------------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------


                  First        Next         Over
Portfolio      $50,000,000 $200,000,000 $250,000,000
----------------------------------------------------
Money Market      0.35%       0.25%        0.20%
                  First        Next         Over
Portfolio      $50,000,000 $50,000,000  $100,000,000
----------------------------------------------------
Select Income     0.60%       0.55%        0.45%

The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Portfolios are as follows:

   Select Emerging Markets      Schroder Investment Management North America Inc. ("Schroder")
   Select Aggressive Growth     Nicholas-Applegate Capital Management, L.P.
   Select Capital Appreciation  T. Rowe Price Associates, Inc. ("T. Rowe Price")
   Select Value Opportunity     Cramer Rosenthal McGlynn, LLC
   Select International Equity  Bank of Ireland Asset Management (U.S.) Limited
   Select Growth                Putnam Investment Management, Inc.
   Select Strategic Growth      Cambiar Investors, Inc
   Select Growth and Income     J.P. Morgan Investment Management Inc.
   Select Income                Standish, Ayer & Wood, Inc.
   Money Market                 Allmerica Asset Management, Inc. (wholly-owned subsidiary of First Allmerica)

Effective April 1, 1999, J.P. Morgan Investment Management Inc. assumed sub-adviser responsibilities from John A. Levin & Co., Inc. for the Select Growth and Income Fund. T. Rowe Price, an investment company managed by an affiliate of T. Rowe Price Associates, Inc., is currently used as an investment vehicle for certain insurance products sponsored by First Allmerica and Allmerica Financial Life Insurance and Annuity Company, a wholly-owned subsidiary of First Allmerica. In addition, T. Rowe Price currently serves as investment adviser to a corporate investment account of Allmerica Financial Corporation. Standish, Ayer & Wood, Inc. also currently serves as investment adviser to an institutional account sponsored by First Allmerica.

Effective April 1, 1999, IBT provides portfolio accounting and custody services to the Trust and receives fees and reimbursement of certain out-of-pocket expenses for its services from the Trust. The Manager has entered into an Administrative Services Agreement with IBT, whereby IBT performs certain admin-istrative services for the Portfolios and is entitled to receive an administra-tive fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administrative fee to IBT. Prior to April 1, 1999, First Data Investor Services Group, Inc. performed fund administration and fund accounting services for the Trust, and custodian services were performed by Bankers Trust Company. The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4. REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses of each Portfolio, except for the Select Emerging Markets Fund, excluding taxes, interest, broker commissions, and extraordinary expenses, but including the advisory fee, exceed certain volun-tary expense limitations as a percentage of average net assets (Select Aggres-sive Growth Fund--1.35%, Select Capital Appreciation Fund--1.35%, Select Value Opportunity Fund--1.25%, Select International Equity Fund--1.50%, Select Growth Fund--1.20%, Select Strategic Growth Fund--1.20%, Select Growth and Income Fund--1.10%, Select Income Fund--1.00%, and Money Market Fund--0.60%), the Man-ager will voluntarily reimburse fees and any expenses in excess of the expense limitations. Expense limitations may be removed or revised at any time after a Portfolio's first fiscal year of operations without prior notice to existing shareholders. For the year ended December 31, 1999, the operating expenses of the Select Strategic Growth Fund exceeded the amount of its expense limitations by $813.

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                           Allmerica Investment Trust

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The Manager has voluntarily agreed until further notice to waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets. The amount of such waiver will be limited to the net amount of management fees earned by the Manager from the Fund after subtracting the fees paid by the Manager to Schroder for sub-advi-sory services. The Manager has also voluntarily agreed to limit its management fee from the Select Value Opportunity Fund to an annual rate of 0.90% of aver-age daily net assets.

5. REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the bro-kers will rebate a portion of brokerage commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statement of Operations.

6. SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value. At December 31, 1999, First Allmerica owned 20,148,426 shares of Select Emerging Markets Fund and 5,026,417 shares of Select Strategic Growth Fund.

7. FOREIGN SECURITIES AND EMERGING MARKETS

All Portfolios except the Government Bond Fund may purchase securities of for-eign issuers. The Money Market Fund may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the developed markets. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economical developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, subject to delayed settlements, and their prices more volatile than those of comparable securities in the United States.

8. FINANCIAL INSTRUMENTS

Investing in certain financial instruments including futures and options trans-actions, and forward foreign currency contracts involves risk other than that reflected in the Statement of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The Select Emerging Market Fund, the Select Capital Appreciation Fund, the Select International Equity Fund, the Select Growth Fund, and the Select Income Fund may enter into these forward contracts primarily to protect the Portfolio from adverse currency movement.

9. PLAN OF SUBSTITUTION

An application has been filed with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of shares of the Investment Grade Income Fund ("IGIF") for all of the shares of the Select Income Fund ("SIF"). To the extent required by law, approvals of such substitution will also be obtained from the state insurance regulators in certain jurisdictions. The effect of the substitution will be to replace SIF shares with IGIF shares. After the proposed substitution, the name of IGIF will be changed to the Select Investment Grade Income Fund. The substitution is planned to be effective on or about July 1, 2000.

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                           Allmerica Investment Trust

                       REPORT OF INDEPENDENT ACCOUNTANTS
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To the Board of Trustees and Shareholders of Allmerica Investment Trust

In our opinion, the accompanying statements of assets and liabilities, includ-ing the portfolios of investments (except for Moody's and S&P Ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Select Emerging Markets Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select International Equity Fund, Select Growth Fund, Select Strategic Growth Fund, Select Growth & Income Fund, Select Income Fund and Money Market Fund (ten of the funds constituting the Allmerica Investment Trust, hereafter referred to as the "Trust") at Decem-ber 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi-cant estimates made by management, and evaluating the overall financial state-ment presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and bro-kers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2000

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                           Allmerica Investment Trust

                             REGULATORY DISCLOSURES
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The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an invest-or's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is not insured or guaranteed by the Fed-eral Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not autho-rized for distribution to prospective investors in the flexible premium vari-able life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, Allmerica Investment Trust, Variable Insurance Products Fund, Variable Insur-ance Products Fund II, and T. Rowe Price International Stock Portfolio, which include important information related to charges and expenses.

                                 CLIENT NOTICES
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This report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the insurance and/or annuity products included in this report.

If you would like to request additional copies of this report, please contact either your Allmerica Financial representative or call 1-800-366-1492.

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                              Allmerica Select SPL

Allmerica Select products are offered through Allmerica Financial Life Insurance and Annuity Company. Our parent company, First Allmerica Financial, is the nation's fifth oldest life insurance company. Founded in 1844, First Allmerica Financial has been serving the financial needs of its policyholders for more than 150 years.

Allmerica Select brings together the experience and financial strength of Allmerica Financial Life with the talent of some of the world's leading money managers. It's a powerful combination that can help achieve your financial goals.



   Allmerica Select Variable Products are issued by First Allmerica Financial
    Life Insurance Company and Allmerica Financial Life Insurance and Annuity Company and are distributed by Allmerica Investments, Inc. Allmerica Select is a division of the issuing companies. To be preceded or accompanied by the current Allmerica Select Product prospectus. Read it carefully before investing.


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